[LOGO] CDC NVEST FUNDS(SM)
CDC IXIS Asset Management Distributors

                              Semiannual Report
                              June 30, 2002

--------------------------------------------------------------------------------

                              CDC Nvest Short Term Bond Fund
                              (formerly CDC Nvest Short Term
                                Corporate Income Fund)
                              Loomis, Sayles & Company

                              CDC Nvest Bond Income Fund
                              Loomis, Sayles & Company

                              CDC Nvest High Income Fund
                              Loomis, Sayles & Company

                              CDC Nvest Strategic Income Fund
                              Loomis, Sayles & Company

                              CDC Nvest Limited Term U.S. Government Fund
                              Loomis, Sayles & Company

                              CDC Nvest Government Securities Fund
                              Loomis, Sayles & Company

See page 53 for supplement to the prospectus.

                               TABLE OF CONTENTS

Semiannual Report June 30, 2002

President's Letter .........................................................   i
Economic Update ............................................................   1
Portfolio Managers' Commentary and Performance
  CDC Nvest Short Term Bond Fund ...........................................   2
  CDC Nvest Bond Income Fund ...............................................   4
  CDC Nvest High Income Fund ...............................................   6
  CDC Nvest Strategic Income Fund ..........................................   8
  CDC Nvest Limited Term U.S. Government Fund ..............................  10
  CDC Nvest Government Securities Fund .....................................  12
Risks of the CDC Nvest Income Funds ........................................  14
Financial Statements
Schedules of Investments
  CDC Nvest Short Term Bond Fund ...........................................  15
  CDC Nvest Bond Income Fund ...............................................  17
  CDC Nvest High Income Fund ...............................................  20
  CDC Nvest Strategic Income Fund ..........................................  22
  CDC Nvest Limited Term U.S. Government Fund ..............................  26
  CDC Nvest Government Securities Fund .....................................  27
Statements of Assets and Liabilities .......................................  28
Statements of Operations ...................................................  30
Statements of Changes in Net Assets ........................................  32
Financial Highlights .......................................................  34
Notes to Financial Statements ..............................................  42
Supplement to the Prospectus ...............................................  53

PRESIDENT'S LETTER

August 2002
--------------------------------------------------------------------------------

[PHOTO OF JOHN T. HAILER]

John T. Hailer
President
CDC Nvest Funds

"This consensus [on the outlook for the economy] among our growth, value, international, fixed-income and real estate specialists gives us confidence in the future of the investment markets."

Dear Shareholder:

For many investors, living in the post-bubble economy has meant taking a more jaded outlook on the world. The horror of September 11, the shock of scandals at Enron, Arthur Andersen and now WorldCom, coupled with continuing erratic performance of the financial markets, are enough to alter the hopes of even the most optimistic individual.

We at CDC Nvest Funds believe that this is precisely the time for optimism. A time to put fears and doubts aside and focus on the core investment principles that can help us weather short-term market disruptions and pursue long-term financial goals with confidence: Invest for the long-term, diversify your portfolio, and seek professional investment advice.

We recently turned to portfolio managers from 13 of our affiliated firms and unaffiliated business partners to ask for their outlook on the economy. These 58 experienced investment managers, representing a diverse cross section of investment disciplines and specialties, were positive about economic prospects for the rest of the year.

Normally, we look to our managers for their independent thinking and unique investment perspective. This consensus among our growth, value, international, fixed-income and real estate specialists gives us confidence in the future of the investment markets. To help you gain a personal perspective on the current state of the economy, this report begins with a summary of economic activity in the past six months.

One of the key benefits of the multi-manager approach we apply to CDC Nvest Funds is the added flexibility it gives us to match management talent to specific investments. But our involvement does not end when a manager has been assigned to a fund. As an organization, we continually monitor the investment performance of each management team and we will make changes when appropriate.

Most recently we put this capability to work by appointing Harris Associates interim manager for CDC Nvest Growth and Income Fund, giving our shareholders access to the consistent value strategies that investors in The Oakmark Family of Funds have known for 25 years.

In considering the many challenges presented by today's quickly changing marketplace, we would like to recognize the efforts of the portfolio managers who are responsible for the CDC Nvest family of funds. They have demonstrated their ability to keep their investment decisions in line with fund objectives and to be responsive to an unpredictable investment market.

Please take some time to review their reports on the investment environment and their investment decisions over the past six months. We believe you will find them informative and educational. As always we encourage you to speak with your financial advisor to learn more about the information covered here.

Sincerely,

/s/ John T. Hailer

                                ECONOMIC UPDATE

THE ECONOMY

When the U. S. Commerce Department released its report in late July, it showed that domestic growth slowed to an annual rate of 1.1% in the second quarter, down from its revised first-quarter growth rate of 5.0%. The same report provided revised numbers for 2001, indicating that Gross Domestic Product (GDP) declined in three out of four quarters in 2001, ending the debate over whether last year's slump qualified as a recession. Despite this sluggish activity and a barrage of bad news ranging from corporate accounting irregularities to new terrorist warnings, some key indicators support the view that the economy will continue to expand. The manufacturing sector reported its fifth consecutive month of growth in June. Job growth has accelerated and the unemployment rate has held steady at around 5.8%. However, job-cut announcements rose 11.5% in June, led by cuts in the telecommunications sector. And although consumers earned more, they tightened their purse strings, according to Commerce Department figures. Construction spending also slipped near the end of the second quarter, creating enough uncertainty to prompt the Federal Reserve Board to leave short-term interest rates unchanged at 1.75% when it met in June.

--------------------------------------------------------------------------------
                          Consumer Confidence and GDP
                          June 1997 through June 2002

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR AND LINE CHART IN THE PRINTED MATERIAL]

            Consumer Confidence Index      Gross Domestic Product (GDP)
                   (1985 = 100)                (Quarterly % change)
                      [Line]                           [Bar]

6/97                   5.9                            129.9
                       4.2                            130.2
12/97                  2.8                            136.2
                       6.1                            133.8
6/98                   2.2                            138.2
                       4.1                            126.4
12/98                  6.7                            126.7
                       3.0                              134
6/99                   2.0                              139
                       5.2                            134.2
12/99                  7.1                            141.7
                       2.6                            137.1
6/00                   4.8                            139.2
                       0.6                            142.5
12/00                 -1.1                            128.6
                      -0.6                            116.9
6/01                  -1.6                            118.9
                      -0.3                               97
12/01                  2.7                             94.6
                       5.0                            110.7
6/02                   1.1                            106.4

Source: The Consumer Confidence Index is compiled by The Conference Board based on a monthly survey of 5,000 U.S. households. The GDP is compiled quarterly by the U.S. Commerce Department based on the total market value of goods and services produced each year.

When consumers are confident, they spend money; when they are anxious, they retrench. Although GDP measures business as well as consumer spending, consumer activity accounts for two-thirds of the index. The chart shows that consumer confidence began to decline in September 2000, with a sharp drop in September 2001 after the terrorist attacks on the United States. The increase in confidence in the first quarter of 2002 was reflected in strong GDP numbers before a string of corporate scandals led to a retreat.
--------------------------------------------------------------------------------

THE EQUITY MARKETS

Good economic news was not enough to offset the impact on stock prices of a steady stream of revelations of questionable accounting practices. During the first half of 2002, the Dow Jones Industrial Average lost 7.77%, the tech-heavy Nasdaq was off 24.98% and the broad-based S&P 500 fell 13.16%. Technology, telecommunications and energy-trading firms suffered the most as a result of investors' loss of confidence and individual companies' woes. Yet some segments of the market managed solid gains, including defense, consumer and homebuilding stocks. Attention is now focusing on the next round of corporate earnings reports, which have the potential to lift consumer confidence or drive it down further. One hopeful note: The number of companies that have posted advance warnings of earnings disappointments has slowed recently.

Outside the United States, foreign markets were lackluster. The Morgan Stanley Capital International EAFE Index, a broad measure of stock market performance in industrialized nations, lost 1.62% for the half year, and most emerging markets posted losses. Japan added to its first quarter gains as the yen rose against the dollar and investors pinned their hopes on exports to jump-start an economic recovery.

THE FIXED-INCOME MARKETS

Treasury securities were less volatile than the rest of the fixed-income markets in the first half of 2002, as uncertainty about the economy and corporate scandals kept demand for safety at high levels. The yield on the benchmark 10-year U.S. Treasury bonds rose from 4.57% at the beginning of January to 5.39% at the end of March, and then subsided to 4.82% at June 30 - almost a round trip. However, high-yield bonds pulled back, sending prices down as bankruptcies remained high. The mortgage market edged downward as lower interest rates provided new incentive for homeowners to refinance. Municipal bonds did well as rising demand more than offset rising supply.

                         CDC NVEST SHORT TERM BOND FUND

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

Seeks a high level of current income consistent with preservation of capital

Strategy:

Invests primarily in bonds that mature in three years or less. May also consider other income opportunities

Inception Date:

October 18, 1991

Managers:

Craig Smith
Richard G. Raczkowski
John Hyll
Loomis, Sayles &
    Company, L.P.

Symbols:

Class A       NEFAX
Class B       NEABX
Class C       NECSX
Class Y       NECYX

Net Asset Value Per Share:
(June 30, 2002)

Class A       $6.94
Class B        6.93
Class C        6.92
Class Y        6.94

                                                           Management Discussion
--------------------------------------------------------------------------------

Effective May 1, 2002, the fund's name changed from CDC Nvest Short Term Corporate Income Fund to CDC Nvest Short Term Bond Fund. The fund's objective has remained the same, as has its management team, which has more than 40 years of combined experience.

During the first half of 2002, stocks and corporate bonds declined in response to the accounting scandals that impacted some of America's largest corporations. CDC Nvest Short Term Bond Fund's telecommunications holdings - notably WorldCom and Qwest -detracted from its results.

For the six months ended June 30, 2002, the total return on Class A fund shares was -0.45% at net asset value, including $0.18 per share in reinvested dividends. The fund's benchmark, Lehman Brothers 1-3 Year Government/Credit Index, returned 2.53% for the same period, and the average return on the funds in Morningstar's Short Term Bond category was 1.89%. The 30-day SEC yield on Class A shares of the fund was 4.12% as of June 30, 2002.

MANAGER SOLD TELECOM HOLDINGS AT A LOSS

A broad-based decrease in corporate telecommunications spending and long-distance services was made worse by management and accounting scandals, all of which led to a severe liquidity crisis. In June, allegations were made that WorldCom had misreported earnings over the previous five quarters, showing profits when there were actually losses. Other issues in this sector, which had previously enjoyed high ratings, also declined. We sold the fund's holdings in both WorldCom and Qwest before they reached their low for the period, but the fund still felt the impact.

HIGHEST QUALITY BONDS PROVIDED SUPPORT

News headlines so far this year have created an atmosphere of doubt and confusion, causing investors to seek the relative safety of AAA-rated bonds. The fund's investments in government securities and bonds issued by top-rated companies did well, as did the mortgage-backed issues in the portfolio. We also had good results from holdings in Honeywell and Ingersoll Rand, two industrial companies with extensive asset bases. During the period, we increased our exposure to AAA-rated, asset-backed issues, including those backed by automobile and credit card receivables. These bonds combine a stable source of incremental income with high credit quality.

TODAY'S LOW VALUATIONS OFFER OPPORTUNITIES

We believe the wounds caused by corporate scandals will take time to heal. However, we also believe the vast majority of companies provide honest, accurate financial information to investors. By now the string of corporate scandals appears to have driven home the need to somehow ensure the accuracy of financial statements to increase public confidence. We believe that earnings are indeed improving for many companies, but valuations are still low. There is also evidence that the economy is improving - gross domestic product is positive, and housing and productivity are strong. In time, this should help restore confidence in the financial markets.

MANAGER FORECASTS MODEST INFLATION, STABLE INTEREST RATES

We believe interest rates will continue to be stable, or perhaps rise slightly over the next 6 to 12 months. Inflation is likely to stay mild in the near term, as productivity growth remains strong and employment statistics continue to be weak. We continue to keep the fund's maturities on the short side to help reduce volatility. Today's environment underscores the fact that, even with rigorous screening of all potential fund holdings, there can be no assurances. However, we believe CDC Nvest Short Term Bond Fund will generate competitive returns and should provide shareholders with a steady monthly income.

                         CDC NVEST SHORT TERM BOND FUND

                                        Investment Results through June 30, 2002
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest Short Term Bond Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

                          June 1992 through June 2002

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                            Lehman 1-5 Yr.      Lehman 1-3 Yr.
          Net Asset      Maximum Sales          Credit           Govt/Credit
          Value(1)         Charge(2)           Index(6)            Index(5)

6/92        10000             9700              10000               10000
            10057             9756              10164               10117
            10100             9797              10253               10199
            10166             9861              10368               10296
            10139             9835              10248               10234
            10161             9856              10223               10220
            10197             9891              10346               10316
            10264             9956              10518               10426
            10318            10009              10662               10512
            10356            10046              10713               10545
            10420            10107              10814               10612
            10429            10116              10797               10587
6/93        10492            10177              10931               10668
            10515            10200              10963               10692
            10565            10248              11102               10782
            10599            10281              11139               10817
            10592            10274              11181               10842
            10582            10264              11170               10845
            10615            10297              11227               10889
            10664            10344              11347               10959
            10667            10347              11231               10892
            10630            10311              11103               10835
            10606            10288              11037               10794
            10599            10281              11055               10809
6/94        10635            10316              11086               10838
            10658            10339              11232               10936
            10726            10404              11281               10973
            10706            10385              11219               10949
            10733            10411              11232               10974
            10716            10395              11168               10928
            10703            10382              11193               10949
            10825            10500              11378               11099
            10945            10617              11604               11252
            11061            10729              11678               11316
            11118            10784              11816               11418
            11239            10902              12119               11610
6/95        11267            10929              12199               11681
            11313            10973              12231               11728
            11370            11029              12336               11799
            11442            11099              12416               11857
            11499            11154              12538               11956
            11569            11222              12688               12059
            11623            11274              12809               12150
            11696            11345              12942               12254
            11732            11380              12849               12207
            11772            11419              12799               12199
            11826            11471              12787               12211
            11866            11510              12798               12239
6/96        11905            11548              12918               12329
            11962            11603              12967               12377
            12020            11659              12994               12422
            12093            11730              13159               12536
            12185            11819              13362               12538
            12259            11891              13510               12772
            12301            11932              13463               12775
            12344            11974              13532               12836
            12415            12043              13567               12868
            12459            12085              13505               12858
            12535            12159              13646               12964
            12596            12218              13755               13054
6/97        12673            12293              13875               13145
            12769            12386              14117               13291
            12849            12463              14075               13303
            12910            12522              14222               13403
            12990            12600              14322               13502
            12999            12609              14347               13536
            13062            12670              14442               13626
            13143            12748              14615               13757
            13164            12769              14626               13768
            13209            12813              14681               13822
            13252            12855              14762               13890
            13296            12897              14862               13966
6/98        13338            12938              14939               14038
            13363            12962              14999               14103
            13477            13073              15127               14265
            13496            13091              15438               14457
            13503            13098              15410               14520
            13530            13124              15482               14518
            13590            13182              15533               14574
            13644            13234              15648               14636
            13561            13154              15511               14574
            13665            13255              15656               14677
            13731            13319              15731               14728
            13626            13218              15634               14716
6/99        13655            13245              15675               14759
            13684            13273              15655               14802
            13674            13264              15676               14841
            13780            13367              15822               14940
            13790            13376              15885               14985
            13780            13367              15928               15018
            13843            13428              15920               15033
            13818            13403              15886               15033
            13928            13511              16009               15137
            13978            13559              16101               15223
            13868            13452              16062               15252
            13898            13481              16100               15308
6/00        14111            13687              16350               15476
            14223            13796              16486               15582
            14274            13845              16659               15706
            14469            14035              16835               15835
            14469            14035              16851               15906
            14614            14176              17012               16054
            14768            14324              17269               16248
            14906            14459              17582               16478
            15000            14550              17746               16595
            15115            14661              17901               16730
            15144            14690              17937               16783
            15237            14780              18072               16886
6/01        15265            14807              18152               16951
            15531            15065              18489               17164
            15645            15176              18656               17281
            15848            15372              18870               17538
            16005            15525              19109               17713
            15942            15464              19008               17665
6/02        15922            15444              18950               17674
            15968            15489              18034               17725
            15968            15489              19137               17802
            15878            15402              18952               17686
            15900            15423              19191               17883
            16032            15551              19415               17977
            15850            15374              19523               18121

                                    Average Annual Total Returns-- June 30, 2002
--------------------------------------------------------------------------------

                                                    6 Months(4)      1 Year(4)       5 Years(4)     10 Years(4)   Since Inception(4)
Class A (Inception 10/18/91)

Net Asset Value(1)                                     -0.45%           3.83%           4.58%           4.71%             --
With Maximum Sales Charge(2)                           -3.42            0.69            3.94            4.40              --

Class B (Inception 9/13/93)

Net Asset Value(1)                                     -0.83            2.91            3.80              --            3.91%
With CDSC(3)                                           -5.68           -2.01            3.47              --            3.91

Class C (Inception 12/7/98)

Net Asset Value(1)                                     -0.83            2.75              --              --            3.72
With Maximum Sales Charge and CDSC(3)                  -2.76            0.76              --              --            3.44

Class Y (Inception 10/1/01)

Net Asset Value(1)                                     -0.46              --              --              --           -0.06

--------------------------------------------------------------------------------

                                                                                              Since         Since           Since
                                                                                             Class B       Class C         Class Y
Comparative Performance                      6 Months     1 Year     5 Years     10 Years  Inception(9)  Inception(9)   Inception(9)
Lehman 1-3 Yr. Govt/Credit Index(5)            2.53%       6.88%       6.64%       6.13%       6.08%         6.42%          3.48%
Lehman 1-5 Yr. Credit Index(6)                 3.02        7.56        7.05        6.92        6.62          6.75           3.27
Morningstar Short Bond Fund Ave.(7)            1.89        5.15        5.86        5.78        5.43          5.52           1.57
Lipper Short Inv. Grade Funds Ave.(8)          1.52        4.72        5.70        5.56        5.34          5.45           0.91

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                   Portfolio as of June 30, 2002
--------------------------------------------------------------------------------

                                                                  Credit Quality

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A PIE CHART IN THE PRINTED
MATERIAL]

Aaa             28.1%
Aa              33.6%
A                5.1%
Baa              6.2%
Ba               2.0%
Not rated       25.0%

                     Average Effective Maturity: 2.1 years

Credit quality is based on bond ratings from Moody's Investors Service

                                                              Effective Maturity

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A PIE CHART IN THE PRINTED
MATERIAL]

Less than 1 year        31.6%
1-5 years               68.0%
5-10 years               0.4%

See page 14 for information on the possible risks associated with an investment in this fund.

Notes to Charts

(1)   These results do not include a sales charge.

(2)   These results include the maximum sales charge of 3.00%.

(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) The adviser waived certain fees and expenses during the period indicated and the Fund's average annual total returns and yields would have been lower had these not been waived.

(5) Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index of U.S. government and U.S. and foreign corporate debt securities with maturities of one to three years.

(6) Lehman Brothers 1-5 Year Credit Index is an unmanaged index of investment-grade domestic corporate debt securities with maturities of one to five years.

(7) Morningstar Short Term Bond Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

(8) Lipper Short Term Investment Grade Debt Funds Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Lipper Inc.

(9) The since-inception comparative performance shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class C from 12/31/98; Class Y from 10/31/01.

CDC NVEST BOND INCOME FUND

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

Seeks a high level of current income consistent with what the fund considers reasonable risk

Strategy:

Invests primarily in quality corporate and U.S. government bonds and some foreign bonds

Inception Date:

November 7, 1973

Managers:

Peter W. Palfrey
Curt A. Mitchell
Richard G.
    Raczkowski
Loomis, Sayles &
    Company, L.P.

Symbols:

Class A       NEFRX
Class B       NERBX
Class C       NECRX
Class Y       NERYX

Net Asset Value Per Share:
(June 30, 2002)

Class A      $10.99
Class B       10.99
Class C       11.00
Class Y       11.03

                                                           Management Discussion
--------------------------------------------------------------------------------

During the first half of 2002, the corporate bond market reacted to a series of accounting and credibility controversies involving some of America's largest corporations. Some high-yield bonds in CDC Nvest Bond Income Fund's portfolio fell sharply in value during the period.

The total return on Class A shares of the fund for the six months ended June 30, 2002, was -2.35% based on net asset value, including $0.32 per share in reinvested dividends. For the same period, the fund's benchmark, the Lehman Brothers Aggregate Bond Index, returned 3.79%, and the average return on the funds in Morningstar's Intermediate Bond Fund category was 2.35%. The fund's 30-day SEC yield on June 30, 2002 was 6.25%.

FUND'S TELECOM BONDS HURT PERFORMANCE

A broad-based slowdown in corporate spending for telecommunications and long-distance services led to a severe liquidity crisis. This was made worse by allegations of accounting misstatements at such major players as WorldCom, which spread to affect other telecom issuers. Cable and energy companies also fared poorly during the period. High-yield bonds in all three sectors were the hardest hit, suffering additional credit downgrades just when they needed greater liquidity. We sold the fund's holdings in WorldCom and Qwest at a loss.

HIGH-QUALITY, FOREIGN ISSUES PERFORMED WELL

Government and mortgage-backed securities and high-quality corporate bonds accounted for more than half the fund's portfolio as of June 30, 2002. Poor stock market performance, renewed geopolitical unrest and fears of terrorism caused investors to seek relative safety, driving up prices of higher-rated bonds.

During the first half of 2002, we upgraded the fund's corporate bond holdings, focusing on quality corporate bonds and Yankee obligations as a defensive measure, but we trimmed Treasury securities. We also shifted the fund's portfolio so that, as of the end of June, it had a slightly shorter duration than the Lehman Brothers Aggregate Bond Index. At the same time, we maintained the fund's emphasis on yield.

When the U.S. dollar weakened during the period, the fund's holdings in non-dollar denominated issues provided support. These included the fund's World Bank bonds, denominated in Australian dollars. Good returns from Kappa-Beheer, a paper company with bonds denominated in euros, reflected rising paper valuations as the global economy improved, as well as the rise of the euro versus the U.S. dollar.

FORECAST FOR MODERATE GROWTH, LOW INFLATION AND INTEREST RATES

We expect moderate growth in the United States after the strong first quarter. Against a backdrop of strained corporate profitability, we believe companies will continue to down-size, restructure and reduce capital spending. This will hold down job growth and could adversely affect consumer spending, which has remained surprisingly strong throughout the economic downturn. Under this scenario, inflation pressures should also remain moderate. Although they may begin to trend upward at the end of the year, short-term interest rates are unlikely to show much movement in the near future, which would be positive for bond prices.

MANAGER BELIEVES TODAY'S MARKET SIMILAR TO EARLY '90S

Valuations on corporate bonds, particularly medium- and lower-grade credits, are approaching their lowest levels in more than ten years. We believe this situation has created a potential for capital appreciation as the yield difference between high- and low-quality bonds returns to historic norms. In the early 1990s, when the United States. was emerging from a recession and corporate profitability was starting to recover, higher yielding corporate bonds recorded several years of double-digit returns.

For investors who take a longer-term view, the opportunities are there, and we believe CDC Nvest Bond Income Fund is in a good position to provide shareholders with current income and potential appreciation in the coming year.

                           CDC NVEST BOND INCOME FUND

                                        Investment Results through June 30, 2002
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest Bond Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index, and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

                          June 1992 through June 2002

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                            Lehman Brothers      Lehman Brothers
          Net Asset      Maximum Sales       Aggregate Bond        U.S. Credit
          Value(1)         Charge(2)            Index(4)             Index(5)

6/92        10000             9550               10000                10000
            10325             9860               10204                10267
            10412             9943               10307                10347
            10567            10091               10430                10472
            10361             9895               10291                10286
            10319             9854               10295                10302
            10499            10026               10457                10492
            10746            10262               10658                10737
            11012            10516               10844                10983
            11033            10536               10890                11022
            11120            10620               10965                11107
            11135            10634               10979                11120
6/93        11374            10862               11178                11390
            11466            10950               11242                11472
            11695            11168               11439                11757
            11701            11174               11470                11786
            11779            11249               11513                11845
            11653            11128               11415                11699
            11744            11216               11477                11768
            11928            11391               11632                11997
            11666            11141               11430                11713
            11354            10843               11148                11354
            11237            10731               11059                11245
            11178            10675               11057                11203
6/94        11109            10609               11033                11176
            11318            10808               11252                11458
            11378            10866               11266                11471
            11257            10750               11100                11257
            11227            10721               11090                11231
            11196            10692               11066                11213
            11254            10748               11142                11305
            11444            10929               11363                11545
            11820            11288               11633                11878
            11823            11291               11704                11975
            12056            11514               11868                12177
            12588            12021               12327                12751
6/95        12700            12128               12417                12866
            12632            12063               12390                12809
            12856            12277               12539                13015
            13017            12431               12661                13170
            13190            12596               12826                13341
            13396            12793               13018                13596
            13591            12979               13201                13820
            13648            13034               13288                13910
            13352            12751               13057                13579
            13285            12688               12966                13463
            13174            12581               12894                13352
            13162            12570               12867                13328
6/96        13355            12754               13040                13524
            13389            12786               13076                13550
            13389            12786               13054                13508
            13700            13083               13281                13795
            14047            13415               13576                14171
            14386            13738               13808                14474
            14218            13578               13680                14274
            14297            13654               13722                14294
            14387            13740               13756                14354
            14172            13534               13603                14131
            14328            13683               13807                14345
            14521            13868               13938                14507
6/97        14776            14111               14103                14713
            15371            14679               14483                15251
            15109            14429               14360                15026
            15409            14716               14572                15289
            15556            14856               14783                15483
            15627            14924               14851                15570
            15789            15078               15000                15735
            15999            15279               15193                15922
            16051            15328               15182                15917
            16150            15423               15234                15975
            16224            15493               15313                16076
            16389            15651               15459                16267
6/98        16450            15710               15590                16387
            16407            15668               15623                16372
            16244            15513               15877                16448
            16872            16112               16249                16981
            16694            15943               16163                16719
            17026            16260               16255                17034
            17052            16285               16304                17084
            17236            16460               16420                17253
            16888            16128               16133                16843
            17120            16350               16223                16963
            17256            16480               16274                17012
            16881            16121               16132                16785
6/99        16773            16018               16080                16697
            16707            15955               16012                16605
            16640            15891               16004                16564
            16922            16160               16189                16744
            16961            16198               16249                16821
            16986            16221               16248                16839
            16994            16229               16170                16750
            16923            16162               16117                16691
            17114            16344               16312                16846
            17348            16567               16526                16989
            17028            16262               16479                16840
            16903            16143               16472                16777
6/00        17415            16631               16814                17199
            17517            16729               16967                17407
            17743            16945               17213                17634
            17769            16970               17321                17726
            17668            16873               17436                17744
            17836            17033               17721                17974
            18250            17429               18049                18323
            18703            17862               18345                18824
            18888            18038               18504                18988
            18912            18061               18597                19106
            18805            17958               18520                19037
            18924            18073               18632                19211
6/01        18929            18078               18702                19309
            19408            18534               19120                19813
            19623            18740               19339                20079
            19542            18662               19565                20049
            19926            19029               19974                20546
            19794            18903               19699                20368
6/02        19573            18692               19574                20228
            19529            18650               19732                20399
            19453            18578               19923                20553
            19240            18374               19592                20174
            19421            18547               19972                20455
            19584            18702               20141                20726
            19109            18255               20316                20759

                                    Average Annual Total Returns-- June 30, 2002
--------------------------------------------------------------------------------

                                                       6 Months         1 Year          5 Years         10 Years   Since Inception
Class A (Inception 11/7/73)
Net Asset Value(1)                                      -2.35%           0.97%           5.28%           6.69%             --
With Maximum Sales Charge(2)                            -6.78           -3.54            4.32            6.20              --
Class B (Inception 9/13/93)
Net Asset Value(1)                                      -2.70            0.23            4.50              --            4.84%
With CDSC(3)                                            -7.44           -4.52            4.20              --            4.84
Class C (Inception 12/30/94)
Net Asset Value(1)                                      -2.71            0.22            4.50              --            6.33
With Maximum Sales Charge and CDSC(3)                   -4.64           -1.75            4.29              --            6.19
Class Y (Inception 12/30/94)
Net Asset Value(1)                                      -2.05            1.54            5.64              --            7.58

                                                                                                         Since          Since
                                                                                                        Class B      Class C & Y
Comparative Performance                                 6 Months     1 Year      5 Years    10 Years  Inception(8)   Inception(8)
Lehman Aggregate Bond Index(4)                            3.79%       8.63%       7.57%       7.35%       6.75%         8.34%
Lehman U.S. Credit Index(5)                               2.63        7.51        7.13        7.58        6.68          8.44
Morningstar Int. Bond Fund Average(6)                     2.35        6.36        6.26        6.63        5.79          7.29
Lipper Int. Investment Grade Debt Avg.(7)                 2.48        6.72        6.41        6.53        5.78          7.27

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                   Portfolio as of June 30, 2002
--------------------------------------------------------------------------------

                                                                  Credit Quality

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A PIE CHART IN THE PRINTED
MATERIAL]

Aaa & Aa        50.2%
A               11.1%
Baa             23.8%
Ba              10.5%
B                2.3%
Not rated        2.1%

Credit quality is based on bond ratings from Moody's Investors Service

                                                              Effective Maturity

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A PIE CHART IN THE PRINTED
MATERIAL]

Less than 1 year         7.3%
1-5 years               36.0%
5-10 years              40.8%
10+ years               15.9%

                     Average Effective Maturity: 7.4 years

See page 14 for information on the possible risks associated with an investment in this fund.

Notes to Charts

(1)   These results do not include a sales charge.

(2)   These results include the maximum sales charge of 4.50%.

(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.

(5) Lehman Brothers U.S. Credit Index is an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt.

(6) Morningstar Intermediate Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

(7) Lipper Intermediate Investment Grade Debt Funds Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Lipper Inc.

(8) The since-inception comparative performance shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class C from 12/31/94; Class Y from 12/31/94.

                           CDC NVEST HIGH INCOME FUND

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

Seeks high current income plus the opportunity for capital appreciation to produce a high total return

Strategy:

Invests primarily in fixed-income securities rated B or lower

Inception Date:

February 22, 1984

Managers:

Kathleen C. Gaffney
Matthew J. Eagan
Loomis, Sayles &
    Company, L.P.

Symbols:

Class A       NEFHX
Class B       NEHBX
Class C       NEHCX

Net Asset Value Per Share:
(June 30, 2002)

Class A       $4.29
Class B        4.30
Class C        4.29

                                                           Management Discussion
--------------------------------------------------------------------------------

Higher-yielding, lower-rated corporate securities trailed high-quality corporate bonds and government securities during the first half of 2002. Unfortunately, CDC Nvest High Income Fund's communications holdings took a heavy toll on the value of its portfolio.

For the six months ended June 30, 2002, the total return on Class A fund shares was -9.09%, including $0.22 per share in reinvested dividends. The fund's benchmark, the Lehman Brothers High Yield Composite Index, returned -4.84% for the same period, and the average return on the funds in Morningstar's High Yield Bond Fund category was -3.66%. As of June 30, 2002, the fund's 30-day SEC yield was 8.85%.

WOES PERSISTED FOR TELECOM FIRMS

Scandals involving accounting misstatements and other misdeeds took a harsh toll on some highly regarded companies. Telecommunications, which had been experiencing an earnings slump, was the worst sector. Once mighty WorldCom was teetering on the edge of bankruptcy at the end of June, and Adelphia Communications bonds had fallen in value following allegations of misdeeds by the company's founders and top management. We sold both positions at a loss before the end of June. However, we still favor wireless communications companies that also enjoy strong local telephone franchises, like AT&T Wireless Services.

BASIC INDUSTRIES, CONSUMER ISSUES, PERFORMED WELL

The U.S. economy has taken some steps toward recovery. Basic industries - including paper, chemicals, and consumer products companies - historically have done well coming out of slow economic times, and this sector performed well for the fund in the first half of the year. Positive results in the consumer products sector included bonds issued by Pennzoil-Quaker State, which rose following the announcement of its proposed merger with Royal Dutch Shell.

MANAGERS EXPANDED PORTFOLIO DIVERSIFICATION

To broaden diversification and limit exposure to any single company, we reduced position sizes and increased the number of holdings from approximately 40 issues to more than 85. Recent additions cover a broad range of industries, from paper to technology. By continuing this strategy and using rigorous fundamental research, we believe we can help guard against company-specific disappointments.

We have also taken advantage of opportunities overseas. Sluggish economic activity in the United States has weakened the dollar versus other countries, and some foreign nations are recovering from their own economic slowdowns. This has positive implications for companies in these countries.

The fixed-income markets seem to have settled into noticeable tiers. Yield spreads - the difference in yields between Treasury securities and lower-rated corporate bonds - are very wide, especially for issues of troubled companies or those in stressed industries. On the other hand, yields of high-quality corporate bonds are closer to comparable Treasury issues, reflecting investor demand for relative safety. What's more, an increasing number of companies are taking steps to improve their balance sheets. Political and other pressures are being marshaled to correct the excesses that have tainted the image of corporate America, which would have a favorable effect on bond prices.

INFLATION AND INTEREST RATES REMAIN LOW

In broad terms, corporate bonds should do well if an economic recovery takes hold in the United States. We see no threat of imminent inflation and we expect the Federal Reserve Board to continue its policy of letting short-term interest rates stay at their current, low levels, at least for a time. Lower taxes and relatively stable energy prices should also help fuel a recovery here at home.

As always, we are relying on intensive, proprietary research and careful bond selection. We are finding good value and attractive prospects in select aerospace and defense issues. And, at current prices, some airline and pharmaceutical bonds offer high yields and attractive long-range potential.

                           CDC NVEST HIGH INCOME FUND

                                        Investment Results through June 30, 2002
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest High Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

                          June 1992 through June 2002

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                              Lehman
                                            High Yield
          Net Asset      Maximum Sales      Composite
          Value(1)         Charge(2)         Index(4)

6/92        10000             9550            10000
            10169             9711            10151
            10251             9790            10284
            10330             9866            10389
            10151             9694            10242
            10321             9856            10371
            10431             9961            10490
            10690            10209            10795
            10885            10396            10985
            11070            10572            11126
            11144            10642            11223
            11309            10800            11357
6/93        11556            11036            11595
            11631            11107            11707
            11660            11135            11806
            11634            11110            11836
            11897            11362            12076
            12001            11461            12134
            12154            11607            12285
            12432            11872            12552
            12456            11895            12519
            12137            11591            12046
            11940            11403            11963
            11990            11450            11970
6/94        12040            11498            12007
            11964            11426            12108
            11913            11377            12194
            11939            11401            12195
            11919            11383            12224
            11731            11203            12070
            11762            11232            12159
            11847            11314            12323
            12154            11607            12746
            12233            11682            12883
            12475            11914            13211
            12706            12134            13581
6/95        12690            12119            13668
            12908            12327            13840
            12917            12336            13883
            12983            12398            14054
            13035            12448            14141
            13058            12471            14266
            13147            12555            14490
            13387            12785            14745
            13479            12873            14756
            13453            12848            14746
            13614            13002            14779
            13762            13142            14868
6/96        13849            13226            14991
            13983            13354            15060
            14149            13512            15223
            14584            13928            15590
            14553            13898            15710
            14853            14184            16023
            15103            14423            16135
            15114            14434            16282
            15644            14940            16554
            15437            14742            16315
            15523            14824            16474
            16039            15317            16840
6/97        16143            15416            17073
            16583            15836            17542
            16688            15937            17502
            17186            16413            17849
            17036            16269            17865
            17265            16488            18036
            17425            16641            18194
            17687            16891            18521
            17662            16868            18630
            17845            17042            18805
            17941            17134            18879
            17913            17107            18945
6/98        17974            17166            19013
            17947            17139            19121
            16702            15950            18066
            16544            15799            18148
            16197            15468            17776
            17360            16579            18513
            17129            16358            18533
            17515            16727            18809
            17626            16832            18698
            17910            17104            18876
            18296            17473            19242
            17847            17044            18982
6/99        17797            16996            18941
            17726            16928            19017
            17450            16664            18807
            17336            16556            18672
            17492            16705            18548
            17608            16815            18764
            17814            17012            18977
            17617            16824            18895
            17697            16900            18931
            17162            16390            18533
            17151            16379            18563
            16673            15923            18373
6/00        17178            16405            18747
            17280            16503            18890
            17212            16437            19019
            16856            16097            18853
            16015            15294            18249
            14684            14024            17526
            14948            14275            17865
            16684            15933            19203
            16600            15853            19459
            15752            15043            19001
            15268            14581            18764
            15308            14619            19102
6/01        14430            13781            18566
            14714            14052            18840
            14602            13945            19062
            13273            12676            17781
            13126            12536            18220
            13552            12942            18885
            13356            12755            18808
            13439            12834            18939
            13030            12443            18675
            13381            12779            19124
            13271            12674            19430
            13078            12489            19322
6/02        12142            11596            17897

                                    Average Annual Total Returns-- June 30, 2002
--------------------------------------------------------------------------------

                                                       6 Months         1 Year         5 Years       10 Years(7)  Since Inception(7)
Class A (Inception 2/22/84)
Net Asset Value(1)                                       -9.09%         -15.85%         -5.54%           1.96%             --
With Maximum Sales Charge(2)                            -13.13          -19.68          -6.40            1.49              --
Class B (Inception 9/30/93)
Net Asset Value(1)                                       -9.40          -16.29          -6.21              --           -0.21%
With CDSC(3)                                            -13.74          -20.09          -6.44              --           -0.21
Class C (Inception 3/2/98)
Net Asset Value(1)                                       -9.43          -16.48             --              --           -9.03
With Maximum Sales Charge and CDSC(3)                   -11.19          -18.11             --              --           -9.24

--------------------------------------------------------------------------------

                                                                                                     Since         Since
                                                                                                    Class B       Class C
Comparative Performance                             6 Months     1 Year     5 Years    10 Years   Inception(8)  Inception(8)
Lehman High Yield Composite Index(4)                 -4.84%      -3.60%       0.95%      5.99%       4.84%         -1.16%
Morningstar High Yield Bond Fund Average(5)          -3.66       -3.47       -0.52       4.89        3.30          -2.88
Lipper High Current Yield Funds Average(6)           -3.77       -3.55       -0.46       4.84        3.21          -2.97

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                   Portfolio as of June 30, 2002
--------------------------------------------------------------------------------

                                                                  Credit Quality

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A PIE CHART IN THE PRINTED
MATERIAL]

Baa             16.6%
Ba              48.8%
B               32.6%
Caa and lower    2.0%

Credit quality is based on bond ratings from Moody's Investors Service

                                                              Effective Maturity

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A PIE CHART IN THE PRINTED
MATERIAL]

Less than 1 year         6.8%
1-5 years               14.2%
5-10 years              56.6%
10+ years               22.4%

                     Average Effective Maturity: 9.6 years

See page 14 for information on the possible risks associated with an investment in this fund.

Notes to Charts

(1)   These results do not include a sales charge.

(2)   These results include the maximum sales charge of 4.50%.

(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) Lehman Brothers High Yield Composite Index is a market-weighted, unmanaged index of fixed-rate, non-investment grade debt.

(5) Morningstar High Yield Bond Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.

(6) Lipper High Current Yield Funds Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Lipper Inc.

(7) Fund performance has been increased by expense waivers, without which performance would have been lower.

(8) The since-inception comparative performance shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class C from 3/31/98.

                        CDC NVEST STRATEGIC INCOME FUND

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

Seeks high current income; capital growth is a secondary objective

Strategy:

A flexible fund that invests primarily in fixed-income and equity securities in the U.S. and around the world.

Inception Date:

May 1, 1995

Managers:

Daniel J. Fuss
Kathleen C. Gaffney
Loomis, Sayles &
    Company, L.P.

Symbols:

Class A       NEFZX
Class B       NEZBX
Class C       NECZX
Class Y       NEZYX

Net Asset Value Per Share:
(June 30, 2002)

Class A       $10.17
Class B       10.16
Class C       10.16
Class Y       10.19

                                                           Management Discussion
--------------------------------------------------------------------------------

While the U.S. economy struggled to recover from last year's slowdown, select issues denominated in foreign currencies rose sharply against the slumping U.S. dollar. As a result, issues denominated in Canadian dollars, euros and other currencies, rose in value, contributing significantly to this fund's performance during the first half of 2002.

For the six months ended June 30, 2002, the total return on Class A shares of CDC Nvest Strategic Income Fund was 6.55% at net asset value, including $0.35 in reinvested distributions. The fund's benchmark, the Lehman Brothers Aggregate Bond Index, returned 3.79% for the same period, while the average return on the funds in Morningstar's Multi-Sector Bond fund category was 1.11%. The fund's 30-day SEC yield at the end of June was 8.16%.

COUNTRY ALLOCATIONS AIDED RESULTS

We have believed for some time that the U.S. dollar was overvalued, so we positioned the fund in expectation of a decline in the dollar - a decision that benefited the fund. At the end of the period, bonds issued in local currencies in Canada, New Zealand, Norway and Europe - all areas of strong currency performance - accounted for nearly one third of the fund's assets. Bonds of supranational agencies (those whose activities cross national borders) also performed well, including the fund's holdings in International Bank for Reconstruction and Development.

PAPER, REITS AND OTHER SECTORS WERE STRONGEST CONTRIBUTORS

Some of the fund's best-performing individual holdings, from the standpoint of capital appreciation, were in Asia, where improving fundamentals led to price recoveries. Bonds of an American paper manufacturer, Dixie Group, also provided above-average appreciation during the period.

Bonds of U.S. companies that were upgraded, sending the price of the bonds up, included Foot Locker and two of the fund's auto parts makers, TRW and Dana Corporation. Bonds of real estate investment trusts (REITs) added stability, thanks to their consistent cash flow and tangible assets, as low mortgage rates and continued strong demand added to the sector's appeal.

TELECOMM ISSUES AND BRAZILIAN DEBT WERE DISAPPOINTING

The telecommunications sector has been under severe pressure. Excess capacity and intense competition have had a negative impact on earnings, and there have been a series of ratings downgrades, government investigations and bankruptcies in this sector. Individual holdings that hurt the fund included bonds of WorldCom, KPNQwest N.V. (a joint venture of Qwest and Dutch telecom giant Royal
KPN) and Williams Communications.

In South America, the possibility of a debt default by the Brazilian government caused a sharp decline in the real (Brazil's currency) versus the U.S. dollar, and the fund's holdings of Republic of Brazil bonds declined in value.

WIDE VALUATION GAPS PRESENT OPPORTUNITIES

We are finding a distinct "tiering" effect in the markets. Bonds issued by troubled companies or those in stressed industries are selling at very low prices. They offer high yields relative to Treasury securities with comparable maturities, although prices currently are much firmer, and spreads are narrower, on better quality bonds. Top-quality issues could well rise further in price, with correspondingly lower yields, as the demand for quality and safety persists.

However, we also believe that, in time, some beaten-down sectors could provide attractive opportunities for investors, including bonds issued by telecom and media companies, as well as technology, airline and drug companies. If companies are able to restore investor confidence in the information they provide to the public, and if an economic recovery is accompanied by moderate inflation and low interest rates, we believe the corporate bond market will rebound, rewarding patient investors. CDC Nvest Strategic Income Fund's diversified portfolio also features bonds likely to benefit from overseas economies that may do better than our own, with currency appreciation as a potential bonus.

                        CDC NVEST STRATEGIC INCOME FUND

                                        Investment Results through June 30, 2002
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest Strategic Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. Two bond indices measure the performance of a theoretical portfolio. Unlike a fund, the indices are unmanaged and do not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

                          June 1995 through June 2002

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                               Lehman             Lehman
          Net Asset      Maximum Sales        Aggregate          Universal
          Value(1)         Charge(2)        Bond Index(4)      Bond Index(5)

5/1/95      10000             9550             10000              10000
            10014             9563             10000              10000
            10017             9566             10073              10073
            10096             9642             10051              10058
            10192             9733             10172              10176
            10410             9942             10271              10280
            10355             9889             10405              10407
            10647            10168             10561              10564
            11038            10541             10709              10724
            11302            10793             10780              10817
            10995            10500             10593              10630
            11073            10575             10519              10564
            11057            10559             10460              10521
            11232            10727             10438              10506
6/96        11383            10871             10579              10647
            11360            10849             10608              10677
            11569            11048             10590              10674
            11974            11435             10774              10869
            12316            11761             11013              11095
            12816            12239             11202              11292
            12638            12069             11098              11201
            12674            12104             11132              11249
            12875            12295             11159              11289
            12735            12162             11036              11157
            12816            12239             11201              11326
            13091            12502             11307              11446
6/97        13388            12785             11441              11585
            13990            13361             11749              11902
            13629            13016             11649              11804
            14110            13475             11821              11986
            13814            13193             11992              12100
            13889            13264             12048              12166
            13818            13196             12169              12296
            14043            13411             12325              12450
            14300            13657             12316              12460
            14607            13949             12358              12517
            14611            13953             12423              12581
            14372            13726             12541              12672
6/98        14143            13507             12647              12755
            13966            13338             12674              12786
            12252            11700             12880              12785
            12648            12079             13182              13088
            12785            12209             13112              13034
            13642            13028             13186              13164
            13579            12968             13226              13194
            13814            13192             13320              13282
            13617            13004             13088              13071
            14336            13691             13160              13171
            15255            14569             13202              13249
            14782            14117             13086              13115
6/99        14825            14158             13045              13092
            14532            13879             12989              13039
            14351            13705             12983              13024
            14443            13793             13133              13165
            14564            13909             13182              13220
            14828            14160             13181              13242
            15231            14546             13117              13216
            15090            14411             13074              13172
            15684            14978             13232              13339
            15843            15130             13407              13495
            15390            14697             13368              13452
            14893            14223             13362              13428
6/00        15461            14765             13640              13717
            15597            14895             13764              13850
            15940            15223             13964              14052
            15519            14820             14051              14123
            14887            14217             14144              14180
            14810            14143             14376              14371
            15335            14645             14642              14646
            15822            15110             14882              14933
            15798            15087             15011              15058
            15201            14517             15087              15109
            14953            14280             15024              15042
            15288            14600             15115              15150
6/01        15246            14560             15172              15193
            15258            14571             15511              15492
            15595            14893             15689              15685
            14821            14154             15872              15798
            15170            14487             16204              16116
            15385            14693             15980              15927
            15314            14625             15879              15832
            15488            14791             16007              15965
            15674            14968             16162              16114
            15854            15141             15894              15881
            16237            15507             16202              16184
            16581            15835             16339              16306
6/02        16317            15583             16481              16365

                                    Average Annual Total Returns-- June 30, 2002
--------------------------------------------------------------------------------

                                         6 Months        1 Year        5 Years    Since Inception(8)
Class A (Inception 5/1/95)
Net Asset Value(1)                         6.55%          7.02%          4.03%          7.07%
With Maximum Sales Charge(2)               1.71           2.24           3.08           6.38
Class B (Inception 5/1/95)
Net Asset Value(1)                         6.08           6.15           3.26           6.24
With CDSC(3)                               1.08           1.20           3.00           6.24
Class C (Inception 5/1/95)
Net Asset Value(1)                         6.19           6.26           3.26           6.23
With Maximum Sales Charge and CDSC(3)      4.13           4.25           3.05           6.07
Class Y (Inception 12/1/99)
Net Asset Value(1)                         6.75           7.44          --              4.16

--------------------------------------------------------------------------------

                                                                                                         Since
                                                                                                        Class A,         Since
                                                                                                        B and C         Class Y
Comparative Performance                                6 Months         1 Year          5 Years       Inception(9)    Inception(9)
Lehman Aggregate Bond Index(4)                           3.79%           8.63%           7.57%           7.31%           9.56%
Lehman Universal Bond Index(5)                           3.37            7.71            7.15            7.20            8.92
Morningstar Multi-Sector Bond Fund Avg.(6)               1.11            3.57            3.06            5.36            4.66
Lipper Multi-Sector Income Funds Avg.(7)                 1.27            3.79            2.79            5.16            2.15

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                   Portfolio as of June 30, 2002
--------------------------------------------------------------------------------

                                                                  Credit Quality

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A PIE CHART IN THE PRINTED
MATERIAL]

Aaa             17.9%
Aa              15.1%
A                3.7%
Baa             11.2%
Ba              16.9%
B               17.2%
Caa and lower    6.6%
Not Rated       11.4%

Credit quality is based on bond ratings from Moody's Investors Service

                                                              Effective Maturity

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A PIE CHART IN THE PRINTED
MATERIAL]

Less than 1 year         2.7%
1-5 years               13.6%
5-10 years              19.5%
10+ years               64.2%

                     Average Effective Maturity: 11.3 years

See page 14 for information on the possible risks associated with an investment in this fund.

Notes to Charts

(1)   These results do not include a sales charge.

(2)   These results include the maximum sales charge of 4.50%.

(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.

(5) Lehman Brothers Universal Bond Index is an unmanaged index representing a blend of the Lehman Aggregate, High Yield and Emerging Market Indexes.

(6) Morningstar Multi-Sector Bond Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.

(7) Lipper Multi-Sector Income Funds Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Lipper Inc.

(8) The adviser waived certain fees and expenses of each class of share except Class Y during the periods indicated, without which performance would have been lower.

(9) The since-inception comparative performance shown for each Class of fund shares are calculated as follows: Class A, B and C from 5/31/95; Class Y from 12/31/99.

                  CDC NVEST LIMITED TERM U.S. GOVERNMENT FUND

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

Seeks high current return consistent with preservation of capital

Strategy:

Invests primarily in securities issued or guaranteed by the U.S. government or its agencies

Inception Date:

January 3, 1989

Managers:

Michael F. Harris
Clifton V. Rowe
Loomis, Sayles &
    Company, L.P.

Symbols:

Class A       NEFLX
Class B       NELBX
Class C       NECLX
Class Y       NELYX

Net Asset Value Per Share:
(June 30, 2002)

Class A      $11.50
Class B       11.49
Class C       11.49
Class Y       11.55

                                                           Management Discussion
--------------------------------------------------------------------------------

As interest rates fell last year, we focused on increasing the fund's income level by investing in securities that offered a yield advantage over U.S. Treasuries, including U.S. government agency obligations and mortgage-backed securities. This strategy worked well for the fund in the first half of 2002.

CDC Nvest Limited Term U.S. Government Fund delivered a total return of 3.63% for Class A shares at net asset value, including $0.27 in dividends reinvested during the first six months of the year. The fund's benchmark, Lehman Brothers Intermediate Government Bond Index, ended the period with a return of 3.59%, while the average return on the funds in Morningstar's Short Government category was 2.80%. The fund's 30-day SEC yield at the end of June was 3.55%.

SECURITIES BACKED BY MORTGAGES, ASSETS, PERFORMED WELL

During the first quarter of 2002, the Federal Reserve Board saw evidence that its easing campaign of 2001 was stimulating the sluggish economy. However, the Fed remained on the sidelines, and the market tried to anticipate policy moves, driving rates higher in the first quarter and sharply lower in the second quarter.

When interest rates fall, many homeowners opt to refinance or prepay mortgages to take advantage of lower rates. Prepayment activity generally has a negative effect on mortgage-backed securities. However, we felt that the prices of many such securities already reflected higher prepayment activity than we thought was likely to occur given the sluggish economy.

In fact, mortgage-backed issues were among the fund's top performers during the second quarter. Housing bonds issued by Federal Home Loan Mortgage Association and Federal National Mortgage Association delivered healthy returns as investors sought Aaa credit quality and attractive yields.

LONG MATURITIES, QUALITY ALSO ENHANCED RETURNS

As of June 30, 2002, the fund's average effective maturity was 4.4 years. We emphasized securities with longer maturities during most of the period in an effort to capture price appreciation as interest rates fell. For example, the price of the fund's Citibank Credit Card bonds, rated Aaa by Moody's, rose in value as rates declined and demand mounted for these attractive issues. We also trimmed the fund's exposure to corporate bonds during the first half of 2002 because we saw limited upside potential, and shifted to high-quality, asset-backed bonds like Citibank and the fund's Residential Funding Mortgage securities. Bonds issued or backed by the US. government and its agencies accounted for almost 90% of the funds assets as of June 30, 2002.

MANAGER LOOKS FOR EVENTUAL INCREASE IN INTEREST RATES

Recent figures suggest that an economic recovery is still underway. Persistent strength in housing and strong consumer spending reflect a healthy environment, as well as potentially higher interest rates down the road. However, the U.S. stock market tells a different story. Currently, investors' loss of confidence in U.S. business is reflected in volatile, generally declining equity prices. When the equity markets finally settle down, investors may rebalance their portfolios, increasing their emphasis on stocks over bonds, which could lead to price weakness in the fixed-income markets. Potentially rising interest rates would also depress bond prices, especially on the long end of the spectrum, although higher rates also raise investors' income stream.

Near term, we expect a significant difference to remain between the yields of short- and long-term securities as uncertainty in the bond market persists. We will continue to favor intermediate securities, which offer a yield and total return advantage compared to a combination of short- and long-maturity securities. Given the potential for rising rates down the road, CDC Nvest Limited Term U.S. Government Fund will also continue to feature mortgage-backed securities because of their high quality and attractive income potential.

                  CDC NVEST LIMITED TERM U.S. GOVERNMENT FUND

                                        Investment Results through June 30, 2002
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest Limited Term U.S. Government Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

                          June 1992 through June 2002

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                          Lehman Brothers
                                           Intermediate
          Net Asset      Maximum Sales      Government
          Value(1)         Charge(2)       Bond Index(4)

6/92        10000             9700             10000
            10166             9861             10192
            10272             9963             10296
            10408            10095             10438
            10264             9956             10313
            10223             9916             10269
            10343            10033             10403
            10492            10177             10596
            10600            10282             10752
            10625            10306             10792
            10692            10371             10876
            10700            10379             10847
6/93        10810            10486             11004
            10862            10536             11026
            11008            10678             11190
            11027            10689             11236
            11051            10719             11262
            10991            10661             11206
            11008            10677             11253
            11104            10771             11364
            10981            10651             11208
            10829            10504             11044
            10767            10444             10973
            10767            10444             10981
6/94        10758            10435             10983
            10848            10523             11127
            10876            10549             11160
            10793            10486             11067
            10793            10469             11070
            10756            10433             11020
            10763            10440             11056
            10907            10580             11236
            11062            10730             11453
            11093            10760             11516
            11202            10866             11649
            11515            11170             11978
6/95        11566            11219             12054
            11560            11213             12060
            11662            11312             12160
            11734            11382             12241
            11896            11539             12375
            12039            11678             12526
            12165            11800             12650
            12232            11865             12756
            12085            11723             12622
            12009            11649             12564
            11978            11619             12527
            11937            11579             12521
6/96        12030            11669             12648
            12056            11695             12687
            12051            11690             12702
            12204            11838             12866
            12400            12028             13077
            12555            12178             13235
            12454            12081             13163
            12507            12132             13214
            12523            12147             13236
            12458            12084             13160
            12567            12190             13309
            12644            12265             13412
6/97        12766            12363             13527
            12977            12588             13776
            12955            12566             13724
            13090            12697             13873
            13236            12839             14035
            13259            12861             14065
            13360            12959             14180
            13554            13147             14365
            13523            13117             14350
            13499            13094             14395
            13552            13145             14463
            13640            13230             14563
6/98        13740            13327             15661
            13757            13345             14717
            13977            13598             14995
            14376            13845             15345
            14237            13810             15371
            14194            13768             15324
            14223            13796             15383
            14299            13870             15452
            14135            13711             15240
            14201            13775             15341
            14243            13816             15383
            14137            13713             15288
6/99        14045            13623             15310
            13977            13558             15313
            13972            13553             15334
            14131            13707             15466
            14158            13733             15496
            14172            13747             15507
            14127            13704             15458
            14066            13644             15406
            14191            13765             15534
            14367            13936             15711
            14321            13891             15705
            14327            13898             15747
6/00        14532            14096             15997
            14605            14167             16103
            14758            14315             16284
            14872            14426             16426
            14926            14478             16539
            15129            14675             16781
            15305            14846             17077
            15500            15035             17304
            15615            15147             17463
            15714            15243             17590
            15683            15212             17534
            15761            15288             17607
6/01        15772            15299             17663
            16066            15584             17993
            16173            15687             18153
            16426            15933             18540
            16672            16172             18829
            16455            15962             18605
            16356            15865             18515
            16443            15950             18594
            16606            16108             18748
            16368            15877             18466
            16667            16167             18811
            16780            16277             18942
6/02        16949            16440             19179

                                    Average Annual Total Returns-- June 30, 2002
--------------------------------------------------------------------------------

                                                       6 Months        1 Year          5 Years         10 Years    Since Inception
Class A (Inception 1/3/89)
Net Asset Value(1)                                       3.63%           7.46%           5.83%           5.42%             --
With Maximum Sales Charge(2)                             0.53            4.21            5.18            5.09              --
Class B (Inception 9/27/93)
Net Asset Value(1)                                       3.39            6.77            5.16              --            4.30%
With CDSC(3)                                            -1.61            1.77            4.83              --            4.30
Class C (Inception 12/30/94)
Net Asset Value(1)                                       3.29            6.67            5.15              --            5.43
With Maximum Sales Charge and CDSC(3)                    1.31            4.64            4.93              --            5.29
Class Y (Inception 3/31/94)
Net Asset Value(1)                                       3.88            7.55            6.27              --            6.00

--------------------------------------------------------------------------------

                                                                                               Since         Since        Since
                                                                                              Class B       Class C      Class Y
Comparative Performance                       6 Months      1 Year      5 Years   10 Years  Inception(7)  Inception(7)  Inception(7)
Lehman Int. Gov't. Bond Index(4)                3.59%        8.58%       7.23%      6.73%       6.30%         7.62%        6.92%
Morningstar Short Gov't. Fund Avg.(5)           2.80         6.68        5.83       5.57        5.43          6.39         5.43
Lipper Short Int. U.S. Gov't. Funds Avg.(6)     3.22         7.40        6.19       5.97        5.53          6.67         6.03

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                   Portfolio as of June 30, 2002
--------------------------------------------------------------------------------

                                                                   Portfolio Mix

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A PIE CHART IN THE PRINTED
MATERIAL]

Asset-backed            50.0%
Supranational           29.4%
Mortgage-backed         11.0%
U.S. Government          4.2%
Government Agencies      2.8%
Other                    2.6%

                                                              Effective Maturity

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A PIE CHART IN THE PRINTED
MATERIAL]

Less than 1 year         4.1%
1-5 years               20.0%
5-10 years              73.9%
10+ years                2.0%

                     Average Effective Maturity: 4.4 years

See page 14 for information on the possible risks associated with an investment in this fund.

Notes to Charts

(1)   These results do not include a sales charge.

(2)   These results include the maximum sales charge of 3.00%.

(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) Lehman Brothers Intermediate Government Bond Index is an unmanaged index of bonds issued by the U.S. government and its agencies with maturities between one and ten years.

(5) Morningstar Short Government Fund Average is the average performance without sales charge of funds with similar investment objectives as calculated by Morningstar, Inc.

(6) Lipper Short Intermediate U.S. Government Funds Average is the average performance without sales charge of funds with similar investment objectives as calculated by Lipper Inc.

(7) The since-inception comparative performance shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class C from 12/31/94; Class Y from 3/31/94.

                      CDC NVEST GOVERNMENT SECURITIES FUND

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

Seeks a high level of current income consistent with safety of principal

Strategy:

Invests primarily in securities issued or guaranteed by the U.S. government or its agencies

Inception Date:

September 16, 1985

Managers:

Kent P. Newmark
Clifton V. Rowe
Loomis, Sayles &
    Company, L.P.

Symbols:

Class A       NEFUX
Class B       NEUBX
Class Y       NEUYX

Net Asset Value Per Share:
(June 30, 2002)

Class A      $11.40
Class B       11.40
Class Y       11.39

                                                           Management Discussion
--------------------------------------------------------------------------------

High returns on Treasury Inflation-Protected Securities (TIPS) and a relatively long maturity structure helped put CDC Nvest Government Securities Fund ahead of its benchmark and enabled it to do better than the average of comparable funds tracked by Morningstar for the first half of 2002.

The total return on Class A fund shares for the six months ended June 30 was 4.32% at net asset value, including $0.26 in reinvested dividends. For the same period, the fund's benchmark, Lehman Brothers Government Bond Index, returned 3.78%, while the average return on the funds in Morningstar's Long Government Fund category was 3.60%. The fund's 30-day SEC yield at the end of June was 4.06%.

TIPS AND LONG MATURITY BENEFIT FUND

TIPS are U.S. Treasury bonds that are indexed to the Consumer Price Index. The principal value of the bonds goes up and down with inflation, which makes them attractive to conservative investors who want to keep pace with inflation. We substantially increased the fund's allocation to TIPS in the past six months and trimmed the fund's position in mortgage-backed securities - GNMA (Government National Mortgage Association) and FNMA (Federal National Mortgage Association) bonds, to 22% of assets at midyear, from 27% at the beginning of the year.

We also maintained a relatively long average duration in the past six months. Duration is a measure of a fund's price sensitivity to changing interest rates. A longer duration makes the fund more volatile, and vice versa. Its relatively long duration has been a positive for the fund so far in 2002.

PORTFOLIO FEATURES "LONG INTERMEDIATE" BONDS

In addition to TIPS, the fund's long intermediate holdings - bonds with 10 to 20 years to maturity - provided price support as well as income so far this year, and we believe they should continue to outperform most assets for the balance of 2002. For example, for a long time the fund has owned some Treasury securities that were issued at 7.25%, maturing in 2016. As the maturity date on these securities drew closer, they began to behave more like intermediate bonds with about 10 years to maturity. The income is constant but the appreciation potential is greater.

The worst performing area of the market has been the short end of the maturity spectrum - securities in the one- to three-year range - which rose and fell sharply as investors waited to see what action the Federal Reserve Board would take. Once the Fed does make its intentions clear, the difference in yield between long- and short-term bonds should shrink, restoring a more normal shape of the yield curve.

MANAGER EXPECTS INTEREST RATES TO REMAIN STEADY

At this point in the credit cycle, the Fed should be close to a tightening phase
- raising interest rates to ward off inflationary pressures - and three months ago this was judged a virtual certainty. But troubles in the Middle East accelerated in the second quarter and the crisis in investor confidence that began with the Enron scandal spread, bringing into disrepute such major companies as WorldCom and Qwest.

Currently we expect interest rates to remain fairly steady until the Fed shows its hand, which may not happen for several more months. Despite the negative impact of the accounting scandals on stock prices generally, most U.S. companies appear to use traditional accounting standards and are operating efficiently.

A report issued by the Commerce Department late in July revised 2001 economic to a rate of just 0.3% for the year, with a surge to 5.0% in the first quarter of this year. However, the stock market sank to post-September 11 lows at the end of June. Even foreign investors seemed less inclined to hold U.S. securities than they were in 2001. We believe this lack of interest will continue, since other economies appear to be recovering faster than the U.S.

                      CDC NVEST GOVERNMENT SECURITIES FUND

                                        Investment Results through June 30, 2002
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest Government Securities Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

                          June 1992 through June 2002

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                               Lehman
          Net Asset      Maximum Sales       Government
          Value(1)         Charge(2)        Bond Index(4)

6/92        10000             9550              10000
            10227             9767              10252
            10338             9873              10348
            10470             9999              10494
            10271             9809              10342
            10215             9756              10327
            10420             9951              10498
            10589            10113              10721
            10795            10309              10936
            10777            10292              10973
            10840            10352              11057
            10903            10413              11045
6/93        11087            10588              11290
            11151            10650              11359
            11402            10889              11613
            11460            10944              11657
            11492            10975              11701
            11354            10843              11573
            11358            10847              11617
            11474            10958              11776
            11202            10698              11527
            10997            10502              11268
            10912            10421              11179
            10907            10416              11165
6/94        10782            10297              11139
            10925            10433              11344
            10929            10437              11346
            10777            10292              11186
            10776            10291              11178
            10714            10232              11157
            10740            10257              11225
            10907            10416              11434
            11157            10655              11680
            11230            10724              11754
            11345            10834              11907
            11966            11427              12387
6/95        12040            11498              12482
            11923            11386              12437
            12051            11509              12583
            12201            11652              12704
            12431            11872              12897
            12673            12103              13098
            12891            12311              13284
            12941            12359              13366
            12624            12056              13093
            12482            11921              12984
            12384            11827              12901
            12320            11766              12880
6/96        12447            11887              13046
            12470            11909              13078
            12390            11832              13049
            12608            12040              13265
            12905            12324              13557
            13169            12577              13793
            12992            12407              13652
            13007            12421              13667
            13014            12429              13686
            12840            12262              13541
            12998            12413              13737
            13108            12518              13855
6/97        13291            12693              14011
            13849            13226              14408
            13537            12928              14266
            13783            13163              14481
            14056            13423              14731
            14157            13520              14806
            14332            13687              14961
            14534            13880              15185
            14466            13815              15144
            14456            13806              15187
            14500            13848              15255
            14683            14022              15412
6/98        14905            14234              15587
            14876            14207              15611
            15334            14644              16017
            15756            15047              16449
            15558            14858              16393
            15646            14942              16399
            15625            14922              16435
            15777            15067              16531
            15169            14486              16137
            15205            14521              16201
            15255            14569              16238
            15051            14374              16095
6/99        14875            14206              16062
            14766            14101              16039
            14656            13996              16039
            14846            14178              16169
            14836            14168              16195
            14770            14105              16173
            14621            13963              16068
            14636            13978              16091
            14894            14224              16320
            15222            14537              16606
            15098            14418              16560
            15044            14367              16571
6/00        15305            14617              16866
            15449            14754              17030
            15720            15012              17281
            15658            14954              17331
            15800            15089              17496
            16162            15435              17840
            16507            15764              18196
            16618            15871              18379
            16829            16072              18588
            16841            16084              18653
            16598            15851              18463
            16655            15906              18524
6/01        16683            15932              18609
            17179            16406              19056
            17370            16589              19293
            17603            16811              19628
            18205            17386              20135
            17580            16789              19683
6/02        17320            16541              19512
            17491            16704              19638
            17703            16906              19820
            17207            16433              19388
            17682            16887              19850
            17804            17003              19969
            18068            17255              20249

                                    Average Annual Total Returns-- June 30, 2002
--------------------------------------------------------------------------------

                                                       6 Months         1 Year         5 Years         10 Years    Since Inception
Class A (Inception 9/16/85)
Net Asset Value(1)                                       4.32%           8.30%           6.33%           6.09%             --
With Maximum Sales Charge(2)                            -0.40            3.42            5.36            5.61              --
Class B (Inception 9/23/93)
Net Asset Value(1)                                       4.03            7.50            5.54              --            4.55%
With CDSC(3)                                            -0.97            2.50            5.22              --            4.55
Class Y (Inception 3/31/94)
Net Asset Value(1)                                       4.53            8.83            6.69              --            6.54

                                                                                                     Since         Since
                                                                                                    Class B       Class Y
Comparative Performance                            6 Months     1 Year      5 Years    10 Years   Inception(7)  Inception(7)
Lehman Government Bond Index(4)                      3.78%       8.81%       7.64%       7.31%       6.51%         7.36%
Morningstar Long Government Fund Avg.(5)             3.60        7.70        7.03        7.41        5.90          6.88
Lipper General Government Funds Avg.(6)              3.64        7.88        6.62        6.44        5.60          6.39

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                   Portfolio as of June 30, 2002
--------------------------------------------------------------------------------

                                                                   Portfolio Mix

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A PIE CHART IN THE PRINTED
MATERIAL]

U.S. Government         65.8%
Government Agencies      6.3%
Mortgage-Backed         25.9%
Short Term & Other       2.0%

                                                              Effective Maturity

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A PIE CHART IN THE PRINTED
MATERIAL]

Less than 1 year         1.5%
1-5 years                4.0%
5-10 years              31.4%
10+ years               63.1%

                     Average Effective Maturity: 14.4 years

See page 14 for information on the possible risks associated with an investment in this fund.

Notes to Charts

(1)   These results do not include a sales charge.

(2)   These results include the maximum sales charge of 4.50%.

(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares.

(4) Lehman Brothers Government Bond Index is an unmanaged index of public debt of the U.S. Treasury, government agencies, and their obligations.

(5) Morningstar Long Government Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.

(6) Lipper General Government Funds Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Lipper Inc.

(7) The since-inception comparative performance shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class Y from 3/31/94.

Risks of the CDC Nvest Income Funds

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice.

Any mutual fund investment involves risk. The following notes describe some of the risks of the CDC Nvest Funds discussed in this report. These risks may affect the value of your investment. See the funds' prospectus for details.

CDC Nvest Short Term Bond Fund may invest primarily in bonds, including lower-rated bonds that may offer higher yields in return for more risk, and mortgage securities that are subject to prepayment risk. The fund may also invest in foreign and emerging market securities, which have special risks. It may also invest in securities issued by the U.S. Government and Treasury securities; although the U.S. Government guarantees such securities if held to maturity, mutual funds that invest in these securities are not guaranteed.

CDC Nvest Bond Income Fund invests primarily in quality corporate and U.S. government bonds. Treasuries and U.S. government securities are guaranteed if held to maturity; mutual funds that invest in these securities are not guaranteed. The fund may invest in lower-rated corporate bonds, which offer higher yields in return for more risk, and in mortgage-backed securities that are subject to prepayment risk. The fund is also permitted to invest a portion of assets in foreign and emerging market securities, which have special risks. These may include risks resulting from political unrest, currency fluctuations, and different regulatory requirements or accounting standards.

CDC Nvest High Income Fund may invest in lower-rated bonds that may offer higher yields in return for more risk. It may also invest a portion of assets in foreign and emerging market securities, which have special risks. These may include risks resulting from political unrest, currency fluctuations and different regulatory requirements or accounting standards. The fund may also invest in U.S. Government securities, which are guaranteed if held to maturity; mutual funds that invest in these securities are not guaranteed.

CDC Nvest Strategic Income Fund may invest in foreign and emerging market securities, which have special risks. These may include risks resulting from political unrest, currency fluctuations and different regulatory requirements or accounting standards. Emerging markets may be more subject to these risks than developed markets. The fund may also invest in lower-rated bonds, which offer higher yields in return for more risk, and in mortgage securities that are subject to prepayment risk. It may also invest in real estate investment trusts (REITS) that change in price with underlying real estate values and have other, mortgage-related risks.

CDC Nvest Limited Term U.S. Government Fund invests primarily in securities issued or backed by the federal government, including Treasury securities that are guaranteed if held to maturity; mutual funds that invest in these securities are not guaranteed. It may also invest a portion of assets in foreign securities, which have special risks, and in mortgage-backed securities that are subject to prepayment risk.

CDC Nvest Government Securities Fund invests primarily in U.S. government securities, which are guaranteed if held to maturity; mutual funds that invest in these securities are not guaranteed. The fund may also invest a portion of assets in mortgage-backed securities that are subject to prepayment risk.

--------------------------------------------------------------------------------
             NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
--------------------------------------------------------------------------------

                 SHORT TERM BOND FUND-- SCHEDULE OF INVESTMENTS

Investments as of June 30, 2002 (unaudited)

                                                                      Ratings (c) (unaudited)
                                                                      -----------------------
  Principal                                                                       Standard
   Amount        Description                                             Moody's  & Poor's                  Value (a)
------------------------------------------------------------------------------------------------------------------------
Bonds and Notes -- 96.4% of Total Net Assets
                 Aerospace & Defense-- 4.5%
$   1,000,000    Honeywell International, Inc.
                 6.875%, 10/03/2005...................................     A2       A                  $       1,078,938
      500,000    Raytheon Co. 8.200%, 3/01/2006.......................     Baa3     BBB-                         551,819
    1,000,000    United Technologies Corp.
                 6.625%, 11/15/2004...................................     A2       A+                         1,067,577
                                                                                                       -----------------
                                                                                                               2,698,334
                                                                                                       -----------------
                 Asset-Backed -- 18.9%
      594,792    AmeriCredit Automobile Receivables Trust
                 7.150%, 8/12/2004....................................     Aaa      AAA                          608,060
    1,500,000    Chase Manhattan Auto Owner Trust
                 4.000%, 1/15/2009....................................     Aaa      AAA                        1,506,094
      950,000    Citibank Credit Card Issuance Trust
                 4.100%, 12/07/2006...................................     Aaa      AAA                          962,112
    1,000,000    DaimlerChrysler Auto Trust
                 3.780%, 2/06/2007....................................     Aaa      AAA                        1,002,353
    1,545,234    Ford Credit Auto Owner Trust
                 1.940%, 5/15/2004....................................     Aaa      AAA                        1,545,234
    1,000,000    Harley-Davidson Motorcycle Trust
                 4.040%, 10/15/2009...................................    --        AAA                        1,012,345
    1,000,000    Honda Auto Receivables Owner Trust
                 3.960%, 2/19/2007....................................     Aaa      AAA                        1,011,221
    2,000,000    MBNA Master Credit Card Trust USA
                 2.310%, 4/15/2005....................................     Aaa      AAA                        2,001,240
    1,000,000    PSE&G Transition Funding LLC
                 5.740%, 3/15/2007....................................    --        AAA                        1,040,236
      520,421    WFS Financial Owner Trust
                 7.750%, 11/20/2004...................................    --        AAA                          530,681
                                                                                                       -----------------
                                                                                                              11,219,576
                                                                                                       -----------------
                 Automotive-- 6.6%
      500,000    Ford Motor Credit Co. 5.750%, 2/23/2004..............     A3       BBB+                         507,710
    1,000,000    Ford Motor Credit Co. 7.500%, 6/15/2003..............     A3       BBB+                       1,034,247
    1,500,000    General Motors Acceptance Corp.
                 7.625%, 6/15/2004....................................     A2       BBB+                       1,586,070
      750,000    Toyota Motor Credit Corp. 5.625%, 11/13/2003 ........     Aa1      AAA                          777,415
                                                                                                       -----------------
                                                                                                               3,905,442
                                                                                                       -----------------
                 Banking-- 4.8%
    1,000,000    Capital One Bank 6.500%, 7/30/2004...................     Baa2     BBB-                       1,010,585
    1,000,000    FleetBoston Financial Corp.
                 7.250%, 9/15/2005....................................     A1       A                          1,088,249
      750,000    Wells Fargo & Co. 5.900%, 5/21/2006..................     Aa3      A+                           783,239
                                                                                                       -----------------
                                                                                                               2,882,073
                                                                                                       -----------------
                 Beverages, Food & Tobacco-- 4.5%
    1,025,000    ConAgra Foods, Inc. 7.400%, 9/15/2004................     Baa2     BBB                        1,100,143
      500,000    Kellogg Co. 6.000%, 4/01/2006........................     Baa2     BBB                          522,981
    1,000,000    Unilever Capital Corp. 6.750%, 11/01/2003 ...........     A1       A+                         1,051,269
                                                                                                       -----------------
                                                                                                               2,674,393
                                                                                                       -----------------
                 Commercial Services-- 1.7%
    1,000,000    Aramark Services, Inc. 6.750%, 8/01/2004 ............     Baa3     BBB-                       1,030,340
                                                                                                       -----------------
                 Computers-- 1.7%
    1,000,000    Sun Microsystems, Inc. 7.000%, 8/15/2002 ............     Baa1     BBB+                       1,003,621
                                                                                                       -----------------
                 Electric Utilities-- 5.7%
      500,000    AES Corp. (The) 7.375%, 6/15/2003(d).................     Ba1      BB                           400,000
      959,776    Kansas Gas & Electric Co. 6.760%, 9/29/2003..........    --        BB-                          955,570
    1,000,000    Niagara Mohawk Power Corp.
                 5.375%, 10/01/2004...................................     Baa3     A-                         1,020,197
    1,000,000    NiSource Finance Corp. 5.750%, 4/15/2003.............     Baa3     BBB                          999,499
                                                                                                       -----------------
                                                                                                               3,375,266
                                                                                                       -----------------
                 Environmental Control-- 0.6%
      375,000    Waste Management, Inc. 6.375%, 12/01/2003............     Ba1      BBB                          386,261
                                                                                                       -----------------
                 Financial Services-- 12.7%
      500,000    CIT Group, Inc. 7.500%, 11/14/2003...................     A2       BBB+                         497,437
    1,200,000    Countrywide Home Loans, Inc.
                 6.850%, 6/15/2004....................................     A3       A                          1,269,901
    1,000,000    General Electric Capital Corp., Medium Term Note
                 6.750%, 9/11/2003....................................     Aaa      AAA                        1,048,514
    1,000,000    Household Finance Corp. 6.500%, 1/24/2006............     A2       A                          1,023,191
    1,000,000    International Lease Finance Corp., Medium
                 Term Note, 5.500%, 6/07/2004.........................     A1       AA-                        1,028,190
    1,250,000    Lehman Brothers Holdings, Inc.
                 6.625%, 2/05/2006....................................     A2       A                          1,318,259
      500,000    Morgan Stanley 6.875%, 3/01/2003.....................     Aa3      AA-                          515,230
      800,000    Salomon Smith Barney Holdings, Inc.
                 5.875%, 3/15/2006....................................     Aa1      AA-                          836,770
                                                                                                       -----------------
                                                                                                               7,537,492
                                                                                                       -----------------
                 Food Retailers-- 1.7%
    1,000,000    Safeway, Inc. 7.000%, 9/15/2002......................     Baa2     BBB                        1,008,747
                                                                                                       -----------------
                 Heavy Machinery-- 3.6%
      260,000    Case Credit Corp. 6.125%, 2/15/2003..................     Ba2      BB                           253,500
       90,000    Case Corp. 6.250%, 12/01/2003........................     Ba2      BB                            84,600
       20,000    Case Corp. 7.250%, 8/01/2005.........................     Ba2      BB                            18,300
      750,000    Ingersoll-Rand Co. 6.250%, 5/15/2006.................     A3       BBB+                         776,265
    1,000,000    John Deere Capital Corp. 7.000%, 10/15/2002..........     A3       A                          1,013,862
                                                                                                       -----------------
                                                                                                               2,146,527
                                                                                                       -----------------
                 Media - Broadcasting & Publishing-- 2.5%
    1,000,000    Clear Channel Communications, Inc.
                 7.250%, 9/15/2003....................................     Baa3     BBB-                       1,008,880
      500,000    Comcast Cable Communications, Inc.
                 6.375%, 1/30/2006....................................     Baa2     BBB                          484,639
                                                                                                       -----------------
                                                                                                               1,493,519
                                                                                                       -----------------
                 Mortgage-Backed-- 9.4%
      200,833    Federal Home Loan Mortgage Corp.
                 6.488%, 3/01/2025 (e)................................     Aaa      AAA                          203,343
      112,455    Federal Home Loan Mortgage Corp.
                 6.829%, 12/01/2025 (e)...............................     Aaa      AAA                          115,108
    1,118,044    Federal Home Loan Mortgage Corp.
                 7.500%, 8/01/2009....................................     Aaa      AAA                        1,190,359
    1,448,597    Federal National Mortgage Association
                 5.500%, 1/01/2009....................................     Aaa      AAA                        1,471,587
      220,745    Federal National Mortgage Association
                 5.629%, 9/01/2023 (e)................................     Aaa      AAA                          221,436
      161,334    Federal National Mortgage Association
                 6.013%, 5/01/2020 (e)................................     Aaa      AAA                          163,175
      104,035    Federal National Mortgage Association
                 6.511%, 8/01/2017 (e)................................     Aaa      AAA                          104,913
      155,220    Federal National Mortgage Association
                 6.781%, 6/01/2019 (e)................................     Aaa      AAA                          157,500
      349,707    Federal National Mortgage Association
                 6.940%, 1/01/2020 (e)................................     Aaa      AAA                          357,411
      314,597    Federal National Mortgage Association
                 8.408%, 1/01/2024 (e)................................     Aaa      AAA                          325,413
    1,250,000    Residential Asset Securitization Trust
                 5.820%, 1/25/2027....................................     Aaa      AAA                        1,268,750
                                                                                                       -----------------
                                                                                                               5,578,995
                                                                                                       -----------------
                 Oil & Gas-- 6.4%
    1,000,000    Conoco, Inc. 5.900%, 4/15/2004.......................     Baa1     BBB+                       1,041,922
      500,000    El Paso CGP Co. 6.200%, 5/15/2004....................     Baa2     BBB                          496,871

                See accompanying notes to financial statements.

Investments as of June 30, 2002 (unaudited)

                                                                      Ratings (c) (unaudited)
                                                                      -----------------------
  Principal                                                                       Standard
   Amount        Description                                             Moody's  & Poor's                  Value (a)
------------------------------------------------------------------------------------------------------------------------
                 Oil & Gas-- 6.4% (continued)
$   1,000,000    El Paso CGP Co. 7.500%, 8/15/2006 (d)................     Baa2     BBB                $       1,000,940
      700,000    Kerr-McGee Corp. 5.375%, 4/15/2005...................     Baa2     BBB                          715,953
      565,000    Transocean, Inc. 6.500%, 4/15/2003...................     Baa2     A-                           578,893
                                                                                                       -----------------
                                                                                                               3,834,579
                                                                                                       -----------------
                 REITs - Malls-- 1.7%
    1,000,000    Simon Property Group LP 6.625%, 6/15/2003............     Baa1     BBB+                       1,027,710
                                                                                                       -----------------
                 Retailers-- 1.8%
    1,000,000    Federated Department Stores, Inc.
                 8.500%, 6/15/2003....................................     Baa1     BBB+                       1,043,780
                                                                                                       -----------------
                 Telephone Systems-- 0.8%
      500,000    Sprint Capital Corp. 5.875%, 5/01/2004...............     Baa3     BBB-                         454,580
                                                                                                       -----------------
                 U.S. Government-- 4.1%
    1,000,000    United States Treasury Notes

                 4.625%, 5/15/2006 (d)................................     Aaa      AAA                        1,030,000
      300,000    United States Treasury Notes
                 6.125%, 8/31/2002....................................     Aaa      AAA                          302,217
    1,000,000    United States Treasury Notes
                 6.500%, 5/15/2005 (d)................................     Aaa      AAA                        1,085,550
                                                                                                       -----------------
                                                                                                               2,417,767
                                                                                                       -----------------
                 U.S. Government Agencies-- 2.7%
      500,000    Federal Home Loan Mortgage Corp.
                 7.000%, 7/15/2005....................................     Aaa      AAA                          547,524
    1,000,000    Federal Home Loan Mortgage Corp.
                 7.375%, 5/15/2003....................................     Aaa      AAA                        1,044,670
                                                                                                       -----------------
                                                                                                               1,592,194
                                                                                                       -----------------
                 Total Bonds and Notes (Identified Cost $56,151,806)                                          57,311,196
                                                                                                       -----------------

 Principal
   Amount        Description                                                                               Value (a)
------------------------------------------------------------------------------------------------------------------------
Short Term Investment-- 0.5%
$     289,026    Repurchase Agreement with Investors Bank & Trust Co.
                 dated 6/28/2002 at 1.25% to be repurchased at $289,056 on
                 7/01/2002, collateralized by $289,615 Federal National Mortgage
                 Bond, 6.891%, due 3/01/2028
                 valued at $303,977...............................................................     $         289,026
                                                                                                       -----------------
                 Total Short Term Investment
                 (Identified Cost $289,026).......................................................               289,026
                                                                                                       -----------------
                 Total Investments-- 96.9%
                 (Identified Cost $56,440,832) (b)................................................            57,600,222
                 Other assets less liabilities....................................................             1,846,740
                                                                                                       -----------------
                 Total Net Assets-- 100%..........................................................     $      59,446,962
                                                                                                       =================
(a)    See Note 2a of Notes to Financial Statements.
(b)    Federal Tax Information:
       At June 30, 2002, the net unrealized appreciation on investments based on cost of $56,440,832 for federal income tax purposes was as follows:
       Aggregate gross unrealized appreciation for all investments in which
       there is an excess value over tax cos......................................................     $       1,455,851
       Aggregate gross unrealized depreciation for all investments in which
       there is an excess of tax cost overvalue...................................................             (296,461)
                                                                                                       -----------------
       Net unrealized appreciation................................................................     $       1,159,390
                                                                                                       =================
       At December 31, 2001, the Fund had a capital loss carryover of approximately $19,820,863 of which $5,625,994 expires on December 31,
       2002, $6,075,626 expires on December 31, 2003, $2,134,629 expires on
       December 31, 2004, $455,288 expires on December 31, 2005, $1,444,376 expires on December 31, 2006, $1,865,560 expires on December 31, 2007,
       $1,936,635 expires on December 31, 2008 and $282,755 expires on December
       31, 2009. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
(c)    The ratings shown are believed to be the most recent ratings available at
       June 30, 2002. Securites are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 2002. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d)    All or a portion of this security was on loan to brokers at June 30,
       2002.
(e)    Variable rate mortgage-backed securities. The interest rates change on these instruments monthly based on changes in a designated base rate. The rates shown were those in effect at June 30, 2002.

REIT   Real Estate Investment Trust

                See accompanying notes to financial statements.

                   BOND INCOME FUND-- SCHEDULE OF INVESTMENTS

Investments as of June 30, 2002 (unaudited)

                                                                      Ratings (c) (unaudited)
                                                                      -----------------------
  Principal                                                                       Standard
   Amount        Description                                             Moody's  & Poor's                  Value (a)
------------------------------------------------------------------------------------------------------------------------
Bonds and Notes -- 96.1% of Total Net Assets
                 Aerospace & Defense -- 1.0%
$   1,485,000    L-3 Communications Corp., 144A
                 7.625%, 6/15/2012....................................     Ba3      BB-                $       1,497,994
    1,400,000    Northrop Grumman Corp.
                 7.000%, 6/30/2005....................................     Baa3     BBB-                       1,493,491
                                                                                                       -----------------
                                                                                                               2,991,485
                                                                                                       -----------------
                 Asset-Backed-- 2.5%
      976,882    AmeriCredit Automobile Receivables Trust
                 7.150%, 8/12/2004....................................     Aaa      AAA                          998,673
    1,900,000    Connecticut RRB Special Purpose Trust
                 5.360%, 3/30/2007....................................     Aaa      AAA                        1,974,322
    4,925,000    GMAC Mortgage Corp. Loan Trust
                 5.290%, 6/25/2027....................................     Aaa      AAA                        5,039,723
                                                                                                       -----------------
                                                                                                               8,012,718
                                                                                                       -----------------
                 Automotive-- 3.9%
    4,040,000    Ford Motor Credit Co. 7.375%, 2/01/2011..............     A3       BBB+                       4,098,527
    3,535,000    Ford Motor Co. 7.450%, 7/16/2031.....................     Baa1     BBB+                       3,284,969
    3,450,000    General Motors Acceptance Corp.
                 6.750%, 1/15/2006....................................     A2       BBB+                       3,575,614
    1,600,000    General Motors Acceptance Corp.
                 7.250%, 3/02/2011....................................     A2       BBB+                       1,636,194
                                                                                                       -----------------
                                                                                                              12,595,304
                                                                                                       -----------------
                 Banking-- 2.6%
    3,040,000    Capital One Bank 6.875%, 2/01/2006...................     Baa2     BBB-                       3,007,141
    5,000,000    International Bank for Reconstruction &
                 Development 5.500%, 5/14/2003 (AUD)..................     Aaa      AAA                        2,805,347
    2,200,000    State Street Institutional Capital A, 144A
                 7.940%, 12/30/2026...................................     A1       A                          2,330,847
                                                                                                       -----------------
                                                                                                               8,143,335
                                                                                                       -----------------
                 Chemicals-- 2.0%
    1,280,000    IMC Global, Inc. 7.625%, 11/01/2005..................     Ba2      B+                         1,188,045
    1,990,000    IMC Global, Inc. 10.875%, 6/01/2008..................     Ba1      BB                         2,135,011
      630,000    Lyondell Chemical Co. 9.625%, 5/01/2007 .............     Ba3      BB                           598,500
    2,600,000    Lyondell Chemical Co. 9.875%, 5/01/2007 .............     Ba3      BB                         2,483,000
                                                                                                       -----------------
                                                                                                               6,404,556
                                                                                                       -----------------
                 Commercial Services-- 1.8%
    5,575,000    Aramark Services, Inc.
                 7.000%, 7/15/2006....................................     Baa3     BBB-                       5,693,067
                                                                                                       -----------------
                 Communications-- 0.6%
    1,970,000    Citizens Communications Co.
                 9.250%, 5/15/2011....................................     Baa2     BBB                        1,873,525
                                                                                                       -----------------
                 Electric Utilities-- 8.0%
    1,860,000    AES Corp. (The)
                 8.875%, 2/15/2011....................................     Ba3      BB-                        1,162,500
    1,745,000    AES Corp. (The)
                 9.375%, 9/15/2010 (d)................................     Ba3      BB-                        1,125,525
      990,000    AES Eastern Energy LP
                 9.670%, 1/02/2029....................................    --        BBB-                         948,400
    1,836,000    BVPS II Funding Corp.
                 8.680%, 6/01/2017....................................    --        BB-                        1,957,683
    3,190,000    Calpine Canada Energy Finance Ulc
                 8.500%, 5/01/2008....................................     B1       B+                         2,121,350
    4,275,000    Constellation Energy Group, Inc.
                 7.600%, 4/01/2032....................................     Baa1     BBB+                       4,399,958
    1,140,000    Hydro-Quebec
                 8.050%, 7/07/2024....................................     A2       A+                         1,371,169
                 Electric Utilities-- 8.0% (continued)
    2,796,855    Mirant Mid Atlantic LLC
                 8.625%, 6/30/2012....................................     Baa3     BBB-                       2,688,924
    3,353,000    New Mexico Public Service Corp.
                 10.250%, 10/01/2012..................................    --        BBB-                       3,480,160
    2,470,000    PSEG Power LLC
                 7.750%, 4/15/2011 (d)................................     Baa1     BBB                        2,610,350
    3,170,000    Transelec SA
                 7.875%, 4/15/2011....................................     Baa1     A-                         3,402,044
                                                                                                       -----------------
                                                                                                              25,268,063
                                                                                                       -----------------
                 Entertainment & Leisure-- 0.5%
      485,000    Royal Caribbean Cruises, Ltd.
                 7.250%, 8/15/2006....................................     Ba2      BB+                          446,200
    1,000,000    Royal Caribbean Cruises, Ltd.
                 8.125%, 7/28/2004....................................     Ba2      BB+                          965,000
                                                                                                       -----------------
                                                                                                               1,411,200
                                                                                                       -----------------
                 Environmental Control-- 0.5%
    1,465,000    Allied Waste North America, Inc.
                 8.500%, 12/01/2008...................................     Ba3      BB-                        1,421,050
                                                                                                       -----------------
                 Financial Services-- 8.8%
    3,575,000    American General Finance Corp.
                 8.450%, 10/15/2009...................................     A1       A+                         4,097,665
    2,810,000    CIT Group, Inc. 7.750%, 4/02/2012....................     A2       BBB+                       2,766,240
      850,000    Goldman Sachs Group, Inc.
                 7.350%, 10/01/2009...................................     A1       A+                           906,032
    3,825,000    International Lease Finance Corp.
                 5.625%, 6/01/2007....................................     A1       AA-                        3,877,858
    3,035,000    Newcourt Credit Group, Inc.
                 6.875%, 2/16/2005....................................     A2       A+                         2,925,528
    2,500,000    NiSource Finance Corp. 7.875%, 11/15/2010............     Baa3     BBB                        2,587,700
      221,000    PDVSA Finance, Ltd. 8.750%, 2/15/2004................     Baa2     BBB-                         219,342
    3,535,000    Pemex Finance, Ltd. 8.020%, 5/15/2007................     Baa1     A-                         3,766,684
    3,000,000    Pemex Finance, Ltd. 9.150%, 11/15/2018...............     Baa1     A-                         3,493,275
    3,265,000    Pemex Project Funding Master Trust
                 Medium Term Note, 144A
                 7.875%, 2/01/2009....................................     Baa1     BBB-                       3,256,837
                                                                                                       -----------------
                                                                                                              27,897,161
                                                                                                       -----------------
                 Food Retailers-- 1.2%
      970,000    Delhaize America, Inc. 8.125%, 4/15/2011 ............     Baa3     BBB-                       1,018,869
      560,000    Delhaize America, Inc. 9.000%, 4/15/2031 ............     Baa3     BBB-                         603,534
    2,490,000    Great Atlantic & Pacific Tea Co. (The), Inc.
                 7.750%, 4/15/2007....................................     B2       BB                         2,303,250
                                                                                                       -----------------
                                                                                                               3,925,653
                                                                                                       -----------------
                 Foreign Governments-- 1.3%
    5,000,000    Province of British Columbia
                 7.750%, 6/16/2003 (CAD)..............................     Aa2      AA                         3,419,916
      560,000    Republic of Panama 9.625%, 2/08/2011.................     Ba1      BB+                          544,600
                                                                                                       -----------------
                                                                                                               3,964,516
                                                                                                       -----------------
                 Forest Products & Paper-- 1.0%
      630,000    Georgia-Pacific Corp. 7.500%, 5/15/2006..............     Ba1      BBB-                         606,709
      480,000    Georgia-Pacific Corp. 8.875%, 5/15/2031..............     Ba1      BBB-                         445,157
      900,000    Kappa Beheer BV 10.625%, 7/15/2009...................     B2       B                            985,500
    1,100,000    Kappa Beheer BV 10.625%, 7/15/2009 (EUR).............     B2       B                          1,194,996
                                                                                                       -----------------
                                                                                                               3,232,362
                                                                                                       -----------------

                See accompanying notes to financial statements.

Investments as of June 30, 2002 (unaudited)

                                                                      Ratings (c) (unaudited)
                                                                      -----------------------
  Principal                                                                       Standard
   Amount        Description                                             Moody's  & Poor's                  Value (a)
------------------------------------------------------------------------------------------------------------------------
                 Heavy Machinery-- 0.8%
    2,065,000    Case Credit Corp. 6.125%, 2/15/2003..................     Ba2      BB                 $       2,013,375
      425,000    Case Corp. 6.250%, 12/01/2003........................     Ba2      BB                           399,500
                                                                                                       -----------------
                                                                                                               2,412,875
                                                                                                       -----------------
                 Lodging-- 1.1%
    3,445,000    Host Marriott Corp. 7.875%, 8/01/2005................     Ba3      BB-                        3,363,181
                                                                                                       -----------------
                 Media - Broadcasting & Publishing-- 6.6%
    1,500,000    AOL Time Warner, Inc. 6.750%, 4/15/2011 .............     Baa1     BBB+                       1,382,614
    1,200,000    Continental Cablevision, Inc.
                 9.500%, 8/01/2013....................................     Baa2     BBB+                       1,266,394
    2,000,000    CSC Holdings, Inc. 7.625%, 7/15/2018.................     Ba2      BB+                        1,467,454
    3,500,000    CSC Holdings, Inc. 7.875%, 2/15/2018.................     Ba2      BB+                        2,589,751
    3,000,000    News America Holdings, Inc.
                 7.750%, 2/01/2024....................................     Baa3     BBB-                       2,851,086
    2,245,000    News America Holdings, Inc.
                 8.250%, 8/10/2018....................................     Baa3     BBB-                       2,296,045
    9,342,000    Tele-Communications, Inc.
                 9.250%, 1/15/2023....................................     Baa2     BBB+                       9,125,957
                                                                                                       -----------------
                                                                                                              20,979,301
                                                                                                       -----------------
                 Mining-- 0.2%
      625,000    Cyprus Amax Minerals Co. 7.375%, 5/15/2007...........     Baa3     BBB-                         584,325
                                                                                                       -----------------
                 Mortgage-Backed-- 34.5%
   14,000,000    Federal Home Loan Mortgage Corp.
                 3.875%, 2/15/2005 (d)................................     Aaa      AAA                       14,157,360
    4,854,682    Federal Home Loan Mortgage Corp.
                 6.000%, 5/01/2017....................................     Aaa      AAA                        4,966,145
    3,418,580    Federal Home Loan Mortgage Corp.
                 6.500%, 11/01/2031...................................     Aaa      AAA                        3,493,207
    6,500,000    Federal National Mortgage Association
                 5.250%, 1/15/2009....................................     Aaa      AAA                        6,639,100
   18,915,438    Federal National Mortgage Association
                 6.000%, with various maturities to 2017 (e) .........     Aaa      AAA                       19,322,582
   21,361,233    Federal National Mortgage Association
                 6.500%, with various maturities to 2031 (e) .........     Aaa      AAA                       21,853,875
      940,000    Federal National Mortgage Association
                 6.625%, 11/15/2010...................................     Aaa      AAA                        1,023,021
    6,729,094    Federal National Mortgage Association
                 7.000%, 10/01/2030...................................     Aaa      AAA                        6,976,658
    5,529,730    Federal National Mortgage Association
                 7.500%, with various maturities to 2032 (e) .........     Aaa      AAA                        5,809,438
    9,911,565    Government National Mortgage Association
                 6.000%, with various maturities to 2032 (e) .........     Aaa      AAA                        9,931,989
    5,440,867    Government National Mortgage Association
                 6.500%, with various maturities to 2031 (e) .........     Aaa      AAA                        5,578,392
    4,927,352    Government National Mortgage Association
                 7.000%, with various maturities to 2029 (e) .........     Aaa      AAA                        5,133,125
    1,477,970    Government National Mortgage Association
                 7.500%, with various maturities to 2030 (e) .........     Aaa      AAA                        1,570,401
    1,118,854    Government National Mortgage Association
                 8.000%, 11/15/2029...................................     Aaa      AAA                        1,194,153
      834,534    Government National Mortgage Association
                 8.500%, with various maturities to 2023 (e) .........     Aaa      AAA                          908,913
       73,877    Government National Mortgage Association..
                 9.000%, with various maturities to 2016 (e) .........     Aaa      AAA                           81,606
      135,099    Government National Mortgage Association
                 11.500%, with various maturities to 2018 (e).........     Aaa      AAA                          156,084
                                                                                                       -----------------
                                                                                                             108,796,049
                                                                                                       -----------------
                 Oil & Gas-- 2.5%
    1,707,405    Alliance Pipeline LP, 144A
                 6.996%, 12/31/2019...................................     A3       BBB                        1,666,279
    3,175,000    El Paso CGP Co. 7.500%, 8/15/2006 (d)................     Baa2     BBB                        3,177,984
    1,300,000    Sempra Energy 6.950%, 12/01/2005.....................     A2       A-                         1,357,986
    1,750,000    Transocean, Inc. 6.625%, 4/15/2011...................     Baa2     A-                         1,799,105
                                                                                                       -----------------
                                                                                                               8,001,354
                                                                                                       -----------------
                 Restaurants-- 0.7%
    2,250,000    Yum! Brands, Inc. 7.450%, 5/15/2005..................     Ba1      BB                         2,283,750
                                                                                                       -----------------
                 Retailers--1.1%
    1,040,000    Federated Department Stores, Inc.
                 6.790%, 7/15/2027....................................     Baa1     3BBB+                      1,082,973
    2,404,000    J.C. Penney Co., Inc. 9.750%, 6/15/2021..............     Ba3      BBB-                       2,331,750
                                                                                                       -----------------
                                                                                                               3,414,723
                                                                                                       -----------------
                 Telephone Systems-- 3.6%
    1,650,000    GTE Corp. 7.900%, 2/01/2027..........................     A2       A+                         1,625,238
    3,200,000    LCI International, Inc. 7.250%, 6/15/2007 ...........     Ba2      BB+                        1,280,000
    1,480,000    Philippine Long Distance Telephone Co., 144A
                 11.375%, 5/15/2012...................................     Ba3      BB                         1,450,400
    2,500,000    Sprint Capital Corp. 5.875%, 5/01/2004...............     Baa3     BBB-                       2,272,900
    3,885,000    Sprint Capital Corp. 7.625%, 1/30/2011...............     Baa3     BBB-                       3,095,533
    1,540,000    Telefonos de Mexico SA de CV
                 8.250%, 1/26/2006....................................     A3       BBB-                       1,570,800
                                                                                                       -----------------
                                                                                                              11,294,871
                                                                                                       -----------------
                 U.S. Government-- 9.3%
    1,900,000    United States Treasury Bonds
                 5.375%, 2/15/2031 (d)................................     Aaa      AAA                        1,860,499
    1,910,000    United States Treasury Bonds
                 6.000%, 2/15/2026 (d)................................     Aaa      AAA                        1,986,686
    2,575,000    United States Treasury Notes
                 3.500%, 11/15/2006...................................     Aaa      AAA                        2,529,113
    2,285,000    United States Treasury Notes
                 4.375%, 5/15/2007 (d)................................     Aaa      AAA                        2,316,419
    2,370,000    United States Treasury Notes
                 4.750%, 11/15/2008 (d)...............................     Aaa      AAA                        2,413,347
    3,380,000    United States Treasury Notes
                 4.875%, 2/15/2012 (d)................................     Aaa      AAA                        3,392,675
      865,000    United States Treasury Notes
                 5.000%, 2/15/2011 (d)................................     Aaa      AAA                          879,636
    5,900,000    United States Treasury Notes
                 5.750%, 4/30/2003....................................     Aaa      AAA                        6,088,092
    3,725,000    United States Treasury Notes
                 5.750%, 11/15/2005 (d)...............................     Aaa      AAA                        3,975,246
    1,680,000    United States Treasury Notes
                 6.000%, 8/15/2009 (d)................................     Aaa      AAA                        1,824,950
    1,945,000    United States Treasury Notes
                 6.125%, 8/15/2007....................................     Aaa      AAA                        2,119,933
                                                                                                       -----------------
                                                                                                              29,386,596
                                                                                                       -----------------
                 Total Bonds and Notes (Identified Cost $305,151,375)                                        303,351,020
                                                                                                       -----------------

                See accompanying notes to financial statements.

Investments as of June 30, 2002 (Unaudited)

 Principal
   Amount        Description                                                                               Value (a)
------------------------------------------------------------------------------------------------------------------------
Short Term Investment ---2.7%
$   8,541,343    Repurchase Agreement with Investors Bank & Trust Co.
                 dated 6/28/2002 at 1.25% to be repurchased at $8,542,233 on
                 7/01/2002, collateralized by $8,657,351 Federal Home Loan
                 Mortgage Bond, 5.90%, due 7/01/2036
                 valued at $8,968,410.............................................................     $       8,541,343
                                                                                                       -----------------
                 Total Short Term Investment (Identified Cost $8,541,343).........................             8,541,343
                                                                                                       -----------------
                 Total Investments-- 98.8%
                 (Identified Cost $313,692,718) (b)...............................................           311,892,363
                 Other assets less liabilities....................................................             3,781,430
                                                                                                       -----------------
                 Total Net Assets-- 100%..........................................................     $     315,673,793
                                                                                                       =================
(a)    See Note 2a of Notes to Financial Statements.
(b)    Federal Tax Information:
       At June 30, 2002, the net unrealized depreciation on investments based on cost of $313,692,718 for federal income tax purposes was as follows:
       Aggregate gross unrealized appreciation for all investments in which

       there is an excess of value over tax cost..................................................     $       8,083,573
       Aggregate gross unrealized depreciation for all investments in which
       there is an excess of tax cost over value..................................................           (9,883,928)
                                                                                                       -----------------
       Net unrealized depreciation................................................................     $     (1,800,355)
                                                                                                       =================
       At December 31, 2001, the Fund had a capital loss carryover of approximately $10,171,825 of which $2,299,128 expires on December 31,
       2007 and $7,872,697 expires on December 31, 2008. This may be available to offset future realized capital gains, if any, to the extent provided by regulations. For the year ended December 31, 2001, the Fund elected to defer $4,396,713 of capital losses attrib- utable to Post-October losses.
(c)    The ratings shown are believed to be the most recent ratings available at
       June 30, 2002. Securites are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 2002. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d)    All or a portion of this security was on loan to brokers at June 30,
       2002.
(e)    The Fund's investment in mortgage-backed securities of the Federal
       National Mortgage Association and the Government National Mortgage
       Association are interests in seperate pools of mortgages. All seperate investments in securities of this issuer which have the same coupon rate have been aggregat- ed for the purpose of presentation in the schedule of investments.
144A   Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,202,357 or 3.2% of net assets.
AUD - Australian Dollar
CAD - Canadian Dollar
EUR - Euro

Country Summary at June 30, 2002 (unaudited)

United States                    89.7%
Canada                           3.7
Cayman Islands                   2.4
Chile                            1.1
Australia                        0.9
Netherlands                      0.7
Mexico                           0.5
Phillippine Islands              0.4
Liberia                          0.4
Panama                           0.2

                See accompanying notes to financial statements.

                   HIGH INCOME FUND-- SCHEDULE OF INVESTMENTS

Investments as of June 30, 2002 (Unaudited)

                                                                      Ratings (c) (unaudited)
                                                                      -----------------------
  Principal                                                                       Standard
   Amount        Description                                             Moody's  & Poor's                  Value (a)
------------------------------------------------------------------------------------------------------------------------
Bonds and Notes -- 93.8% of Total Net Assets
                 Airlines -- 4.2%
$     750,000    AMR Corp. Delaware 9.000%, 8/01/2012 (d).............     B1       B+                 $         660,000
      250,000    Continental Airlines, Inc. 8.000%, 12/15/2005........     B3       B-                           220,000
    1,000,000    Delta Air Lines, Inc. 8.300%, 12/15/2029.............     Ba3      BB-                          780,000
      800,000    Northwest Airlines, Inc. 7.625%, 3/15/2005 ..........     B2       B+                           724,000
                                                                                                       -----------------
                                                                                                               2,384,000
                                                                                                       -----------------
                 Automotive-- 1.8%
    1,000,000    Dana Corp. 9.000%, 8/15/2011.........................     Ba3      BB                           990,000
                                                                                                       -----------------
                 Biotechnology-- 0.2%
      150,000    Genzyme Corp. 3.000%, 5/15/2021......................    --        BB+                          121,875
                                                                                                       -----------------
                 Chemicals-- 4.8%
      150,000    Borden Chemical, Inc. 7.875%, 2/15/2023 .............     B1       BB+                           91,500
      100,000    Borden Chemical, Inc. 9.200%, 3/15/2021 .............     B1       BB+                           67,000
      100,000    Borden Chemical, Inc. 9.250%, 6/15/2019 .............     B1       BB+                           63,000
    1,000,000    Huntsman International LLC
                 10.125%, 7/01/2009...................................     Caa1     B-                           890,000
    1,500,000    IMC Global, Inc. 11.250%, 6/01/2011..................     Ba1      BB                         1,615,845
                                                                                                       -----------------
                                                                                                               2,727,345
                                                                                                       -----------------
                 Commercial Services-- 3.1%
    1,750,000    United Rentals, Inc. 9.250%, 1/15/2009 ..(d).........     B2       BB-                        1,750,000
                                                                                                       -----------------
                 Communications-- 12.0%
      250,000    AT&T Wireless Services, Inc.
                 7.350%, 3/01/2006 (d)................................     Baa2     BBB                          217,500
      350,000    AT&T Wireless Services, Inc.
                 7.500%, 5/01/2007 (d)................................     Baa2     BBB                          301,349
      450,000    CommScope, Inc. 4.000%, 12/15/2006 (d)...............     Ba3      BB-                          353,812
    1,500,000    Grupo Iusacell SA de CV
                 14.250%, 12/01/2006..................................     B1       B+                         1,125,000
      650,000    Juniper Networks, Inc. 4.750%, 3/15/2007 ............     B2       B-                           396,500
    1,250,000    Lucent Technologies, Inc.
                 7.250%, 7/15/2006 (d)................................     B2       B+                           825,000
    1,250,000    Motorola, Inc., 144A 8.000%, 11/01/2011..............     Baa2     BBB                        1,222,197
    1,000,000    Nextel Communications, Inc.
                 0/9.500%, 2/01/2011(e)...............................     B3       B                            492,500
      600,000    PTC International Finance II SA
                 11.250%, 12/01/2009..................................     B1       B+                           630,000
      850,000    Rogers Wireless Communications, Inc.
                 8.800%, 10/01/2007...................................     Ba1      BB-                          556,750
      675,000    Triton PCS, Inc. 9.375%, 2/01/2011...................     B2       B-                           421,875
      800,000    US Unwired, Inc., Zero Coupon, 11/01/2009 ...........     B3       CCC+                         192,000
                                                                                                       -----------------
                                                                                                               6,734,483
                                                                                                       -----------------
                 Electric Utilities-- 7.4%
    2,500,000    AES Corp. (The) 9.500%, 6/01/2009 (d)................     Ba3      BB-                        1,625,000
    2,000,000    Calpine Corp. 8.500%, 2/15/2011 (d)..................     B1       B+                         1,310,000
    1,000,000    Edison Mission Energy 7.730%, 6/15/2009 .............     Baa3     BBB-                         916,427
       60,000    Mirant Americas Generation, Inc.
                 7.200%, 10/01/2008...................................     Ba1      BBB-                          47,467
      100,000    Mirant Americas Generation, Inc.
                 7.625%, 5/01/2006....................................     Ba1      BBB-                          81,076
      200,000    Mirant Americas Generation, Inc.
                 8.300%, 5/01/2011....................................     Ba1      BBB-                         160,277
                                                                                                       -----------------
                                                                                                               4,140,247
                                                                                                       -----------------
                 Electronics-- 1.6%
    1,050,000    Celestica, Inc., Zero Coupon, 8/01/2020 (d) .........     Ba2      BB-                          442,312
      200,000    Flextronics International, Ltd.
                 8.750%, 10/15/2007...................................     Ba2      BB-                          201,500
      700,000    Sanmina-SCI Corp., Zero Coupon,
                 9/12/2020............................................     Ba2      BB-                          259,000
                                                                                                       -----------------
                                                                                                                 902,812
                                                                                                       -----------------
                 Entertainment & Leisure-- 0.7%
      550,000    Royal Caribbean Cruises, Ltd.
                 7.500%, 10/15/2027...................................     Ba2      BB+                          419,191
                                                                                                       -----------------
                 Financial Services-- 4.2%
    1,436,173    Panda Funding Corp. 11.625%, 8/20/2012 ..............     Ba3      BB-                        1,418,221
    1,000,000    PDVSA Finance, Ltd. 9.375%, 11/15/2007 ..............     Baa2     BBB-                         990,000
                                                                                                       -----------------
                                                                                                               2,408,221
                                                                                                       -----------------
                 Foreign Government -- 1.0%
    1,000,000    Federal Republic of Brazil
                 9.375%, 4/07/2008 (d)................................     B1       BB-                          590,000
                                                                                                       -----------------
                 Forest Products & Paper-- 4.8%
      250,000    Abitibi-Consolidated, Inc.
                 8.500%, 8/01/2029....................................     Baa3     BBB-                         235,920
    1,000,000    Georgia-Pacific Corp. 9.500%, 12/01/2011 ............     Ba1      BBB-                       1,006,310
    1,000,000    Georgia-Pacific Corp. 9.875%, 11/01/2021 ............     Ba1      BBB-                         954,070
      500,000    Tembec Industries, Inc. 7.750%, 3/15/2012 ...........     Ba1      BB+                          498,750
                                                                                                       -----------------
                                                                                                               2,695,050
                                                                                                       -----------------
                 Health Care Providers-- 0.3%
      200,000    HCA, Inc., Medium Term Note
                 7.580%, 9/15/2025....................................     Ba1      BBB-                         192,754
                                                                                                       -----------------
                 Heavy Machinery-- 0.8%
      350,000    Case Credit Corp. 6.750%, 10/21/2007.................     Ba2      BB                           294,981
      150,000    Case Corp. 7.250%, 8/01/2005.........................     Ba2      BB                           139,770
                                                                                                       -----------------
                                                                                                                 434,751
                                                                                                       -----------------
                 Home Construction, Furnishings & Appliances--1.4%
      300,000    D.R. Horton, Inc. 7.875%, 8/15/2011..................     Ba1      BB                           294,000
      500,000    K. Hovnanian Enterprises, Inc., 144A
                 8.000%, 4/01/2012....................................     Ba3      BB-                          490,000
                                                                                                       -----------------
                                                                                                                 784,000
                                                                                                       -----------------
                 Lodging-- 2.2%
      300,000    Hilton Hotels Corp. 5.000%, 5/15/2006................     Ba2      BB+                          284,190
      300,000    La Quinta Inns, Inc. Medium Term Note
                 7.330%, 4/01/2008....................................     Ba3      BB-                          287,250
      650,000    Starwood Hotels & Resorts Worldwide, Inc., 144A
                 7.875%, 5/01/2012....................................     Ba1      BBB-                         640,250
                                                                                                       -----------------
                                                                                                               1,211,690
                                                                                                       -----------------
                 Media - Broadcasting & Publishing-- 5.6%
    2,750,000    Charter Communications Holdings LLC
                 0/9.920%, 4/01/2011 (e)..............................     B2       B+                         1,306,250
      250,000    Comcast Cable Communications, Inc.
                 7.125%, 6/15/2013....................................     Baa2     BBB                          225,714
      900,000    CSC Holdings, Inc. 7.875%, 12/15/2007................     Ba2      BB+                          754,276
    1,050,000    TCI Communications, Inc. 7.125%, 2/15/2028...........     Baa2     BBB+                         854,482
                                                                                                       -----------------
                                                                                                               3,140,722
                                                                                                       -----------------
                 Metals-- 1.8%
    1,000,000    Phelps Dodge Corp. 9.500%, 6/01/2031 (d) ............     Baa3     BBB-                       1,031,580
                                                                                                       -----------------

                See accompanying notes to financial statements.

Investments as of June 30, 2002 (unaudited)

                                                                      Ratings (c) (unaudited)
                                                                      -----------------------
  Principal                                                                       Standard
   Amount        Description                                             Moody's  & Poor's                  Value (a)
------------------------------------------------------------------------------------------------------------------------
                 Office/Business Equipment-- 1.5%
$   1,000,000    Xerox Corp., 144A 9.750%, 1/15/2009 (d)..............     B1       B+                 $         825,000
                                                                                                       -----------------
                 Oil & Gas-- 8.0%
      400,000    Chesapeake Energy Corp. 8.125%, 4/01/2011............     B1       B+                           395,000
      700,000    El Paso CGP Co. 6.500%, 6/01/2008....................     Baa2     BBB                          673,019
    1,000,000    Nuevo Energy Co. 9.500%, 6/01/2008 (d)...............     B2       B+                         1,010,000
      200,000    Pioneer Natural Resources Co.
                 6.500%, 1/15/2008....................................     Ba1      BB+                          190,610
    1,000,000    Pioneer Natural Resources Co.
                 7.200%, 1/15/2028....................................     Ba1      BB+                          894,645
    1,000,000    Swift Energy Co. 9.375%, 5/01/2012...................     B3       B                            947,500
      500,000    Williams Cos., Inc. 7.125%, 9/01/2011................     Baa3     BBB-                         405,535
                                                                                                       -----------------
                                                                                                               4,516,309
                                                                                                       -----------------
                 REITs - Healthcare-- 1.5%
      851,000    La Quinta Corp. 7.000%, 8/15/2007....................     Ba3      BB-                          816,960
                                                                                                       -----------------
                 REITs - Hotels-- 2.7%
    1,500,000    Host Marriot LP 9.250%, 10/01/2007...................     Ba2      BB-                        1,530,000
                                                                                                       -----------------
                 REITs - Office Buildings-- 3.3%
    1,000,000    Crescent Real Estate Equities LP, 144A
                 9.250%, 4/15/2009....................................     Ba3      B+                         1,030,843
      800,000    TriNet Corporate Realty Trust, Inc.
                 6.750%, 3/01/2003....................................     Ba1      BB+                          798,495
                                                                                                       -----------------
                                                                                                               1,829,338
                                                                                                       -----------------
                 Restaurants-- 1.1%
      600,000    Yum! Brands, Inc. 7.700%, 7/01/2012..................     Ba1      BB                           600,000
                                                                                                       -----------------
                 Retailers-- 3.5%
      800,000    Foot Locker, Inc. 8.500%, 1/15/2022..................     B3       BB+                          731,454
      300,000    J.C. Penney Co., Inc. 7.125%, 11/15/2023.............     Ba3      BBB-                         243,000
    1,000,000    J.C. Penney Co., Inc. 8.125%, 4/01/2027..............     Ba3      BBB-                         850,000
      150,000    J.C. Penney Co., Inc. 8.250%, 8/15/2022..............     Ba3      BBB-                         132,750
                                                                                                       -----------------
                                                                                                               1,957,204
                                                                                                       -----------------
                 Semiconductors-- 6.0%
      650,000    Amkor Technology, Inc. 9.250%, 5/01/2006 ............     B1       B+                           533,000
    1,150,000    Analog Devices, Inc. 4.750%, 10/01/2005..............     Baa1     BBB                        1,099,687
      750,000    Cypress Semiconductor Corp.
                 3.750%, 7/01/2005....................................     Ba3      B                            644,062
      750,000    LSI Logic Corp. 4.000%, 2/15/2005....................     Ba3      B                            640,313
      600,000    Vitesse Semiconductor Corp.
                 4.000%, 3/15/2005....................................     B3       B-                           467,250
                                                                                                       -----------------
                                                                                                               3,384,312
                                                                                                       -----------------
                 Telephone Systems-- 3.8%
      250,000    Cox Communications, Inc. 6.800%, 8/01/2028...........     Baa2     BBB                          189,146
      700,000    Philippine Long Distance Telephone Co.
                 10.500%, 4/15/2009...................................     Ba3      BB                           679,000
      400,000    Qwest Capital Funding, Inc.
                 5.875%, 8/03/2004....................................     Ba2      BB                           256,000
    1,195,000    Qwest Capital Funding, Inc.
                 7.750%, 2/15/2031....................................     Ba2      BB                           621,400
      650,000    Sprint Capital Corp. 6.875%, 11/15/2028..............     Baa3     BBB-                         407,762
                                                                                                       -----------------
                                                                                                               2,153,308
                                                                                                       -----------------
                 Textiles, Clothing & Fabrics-- 1.1%
      765,000    Phillips Van-Heusen Corp. 7.750%, 11/15/2023 ........     Ba2      BB                           636,863
                                                                                                       -----------------
                 Toys/Games/Hobbies-- 0.8%
      600,000    Hasbro, Inc. 6.600%, 7/15/2028.......................     Ba3      BB                           459,000
                                                                                                       -----------------
                 Transportation-- 2.6%
    1,000,000    Grupo Transportacion Ferroviaria Mexicana
                 SA de CV 0/11.750%, 6/15/2009 (Yankee) (e)...........     B1       BB-                          940,000
                 Transportation-- 2.6% (continued)
      500,000    Trico Marine Services, Inc., 144A
                 8.875%, 5/15/2012....................................     B2       B                            495,000
                                                                                                       -----------------
                                                                                                               1,435,000
                                                                                                       -----------------
                 Total Bonds and Notes (Identified Cost $57,033,582)                                          52,802,015
                                                                                                       -----------------
      Shares
------------------------------------------------------------------------------------------------------------------------
Preferred Stock-- 0.1%
                 Media - Broadcasting & Publishing-- 0.1%
        2,634    Liberty Group Publishing, Inc........................                                            40,168
                                                                                                       -----------------
                 Total Preferred Stock (Identified Cost $0)...........                                            40,168
                                                                                                       -----------------
    Principal
     Amount
------------------------------------------------------------------------------------------------------------------------
Short Term Investment-- 1.4%
$     783,141    Repurchase Agreement with Investors Bank & Trust Co.
                 dated 6/28/2002 at 1.25% to be repurchased at $783,223 on
                 7/01/2002, collateralized by $819,751 Federal Home Loan
                 Mortgage Bond, 2.24%, due 5/15/2026 value at $822,444                                           783,141
                                                                                                       -----------------
                 Total Short Term Investment (Identified Cost $783,141)                                          783,141
                                                                                                       -----------------
                 Total Investments-- 95.3%
                 (Identified Cost $57,816,723) (b)....................                                        53,625,324
                 Other assets less liabilities........................                                         2,649,588
                                                                                                       -----------------
                 Total Net Assets-- 100%..............................                                 $      56,274,912
                                                                                                       =================
(a)    See Note 2a of Notes to Financial Statements.
(b)    Federal Tax Information:
       At June 30, 2002, the net unrealized depreciation on investments based on cost of $57,816,723 for federal income tax purposes was as follows:
       Aggregate gross unrealized appreciation for all investments in which
       there is an excess of value over tax cost..................................................     $       1,216,999
       Aggregate gross unrealized depreciation for all investments in which
       there is an excess of tax cost over value..................................................           (5,408,398)
                                                                                                       -----------------
       Net unrealized depreciation................................................................     $     (4,191,399)
                                                                                                       =================
       At December 31, 2001, the Fund had a capital loss carryover of approximately $61,926,827 of which $1,019,386 expires on December 31,
       2004, $918,790 expires on December 31, 2007, $16,613,930 expires on
       December 31, 2008 and $43,374,721 expires on December 31, 2009. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

       For the year ended December 31, 2001, the Fund elected to defer $6,348,185 of capital losses attributable to Post-October losses.
(c) The ratings shown are believed to be the most recent ratings available at June 30, 2002. Securites are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 2002. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d)    All or a portion of this security was on loan to brokers at June 30, 2002.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,703,290 or 8.4% of net assets.

Country Summary at June 30, 2002 (unaudited)

United States                  87.0%
Mexico                          3.7
Canada                          3.1
Cayman Islands                  1.8
Phillippine Islands             1.2
Luxembourg                      1.1
Brazil                          1.1
Liberia                         0.7
Singapore                       0.3

                See accompanying notes to financial statements.

                STRATEGIC INCOME FUND-- SCHEDULE OF INVESTMENTS

Investments as of June 30, 2002 (unaudited)

                                                                      Ratings (c) (unaudited)
                                                                      -----------------------
  Principal                                                                       Standard
   Amount        Description                                             Moody's  & Poor's                  Value (a)
------------------------------------------------------------------------------------------------------------------------
Bonds and Notes -- 86.9% of Total Net Assets
Convertible Bonds -- 7.8%
                 Canada-- 0.3%
$     250,000    Celestica, Inc., Zero Coupon,
                 8/01/2020............................................     Ba2      BB-                $         105,312
      750,000    Rogers Communications, Inc.
                 2.000%, 11/26/2005...................................     Ba1      BB-                          573,750
                                                                                                       -----------------
                                                                                                                 679,062
                                                                                                       -----------------
                 Mexico-- 0.9%
    3,075,000    Empresas ICA Sociedad Controladora SA de CV
                 5.000%, 3/15/2004....................................     Caa2     CCC+                       1,968,000
                                                                                                       -----------------
                 Netherlands-- 0.4%
    1,000,000    Philip Burns Treasury Europe BV
                 5.500%, 4/30/2004....................................    --        B                            970,000
                                                                                                       -----------------
                 United Kingdom-- 0.8%
      500,000    Colt Telecom Group PLC
                 2.000%, 3/29/2006, (EUR).............................     B3       B+                           208,635
    3,575,000    Colt Telecom Group PLC
                 2.000%, 12/16/2006, (EUR)............................     B3       B+                         1,396,967
      300,000    Telewest Communications PLC
                 5.250%, 2/19/2007, (GBP).............................     Caa3     CCC-                         171,764
                                                                                                       -----------------
                                                                                                               1,777,366
                                                                                                       -----------------
                 United States-- 5.4%
    1,000,000    Analog Devices, Inc. 4.750%, 10/01/2005..............     Baa1     BBB                          956,250
    1,000,000    Builders Transport, Inc.
                 8.000%, 8/15/2005 (d)(e)(f)..........................    --       --                              1,250
      200,000    Builders Transport, Inc.
                 6.500%, 5/01/2011 (d)(e)(f)..........................    --       --                                250
      275,000    CML Group, Inc. 5.500%, 1/15/2003 (d)(f).............    --       --                                 85
      200,000    CommScope, Inc. 4.000%, 12/15/2006 (g)...............     Ba3      BB-                          157,250
      250,000    Corning, Inc. 3.500%, 11/01/2008.....................     Baa3     BBB-                         167,812
      231,000    Dixie Group, Inc. 7.000%, 5/15/2012..................     B3       CCC                          138,600
      250,000    Federal Realty Investment Trust,
                 5.250%, due 10/28/2003, (REIT).......................     Baa3     BBB-                         245,000
      125,000    Genzyme Corp. 3.000%, 5/15/2021......................    --        BB+                          101,563
      250,000    Hilton Hotels Corp. 5.000%, 5/15/2006................     Ba2      BB+                          236,825
      600,000    Human Genome Sciences, Inc.
                 3.750%, 3/15/2007 (g)................................    --        CCC                          402,780
      100,000    Juniper Networks, Inc. 4.750%, 3/15/2007 ............     B2       B-                            61,000
      150,000    Kulicke & Soffa Industries, Inc.
                 4.750%, 12/15/2006...................................     B3       B-                           126,750
    4,250,000    Loews Corp. 3.125%, 9/15/2007 (g)....................     A3       A+                         3,732,350
      350,000    MascoTech, Inc. 4.500%, 12/15/2003...................     B3       B                            332,500
    1,334,000    Maxtor Corp. 5.750%, 3/01/2012.......................     Caa1    --                            987,160
      100,000    Nextel Communications, Inc.
                 6.000%, 6/01/2011....................................     B3       B                             45,875
    3,910,000    Pliant Systems, Inc. 5.000%, 5/15/1949(d)(f).........    --       --                             97,750
      355,000    Richardson Electronics, Ltd
                 7.250%, 12/15/2006...................................     B3      --                            292,431
      550,000    Sanmina-SCI Corp., Zero Coupon, 9/12/2020............     Ba2      BB-                          203,500
      380,000    SONICblue, Inc. 5.750%, 10/01/2003 (g)...............    --       --                            217,094
      150,000    Thermedics, Inc., Zero Coupon, 6/01/2003.............     Baa3     BBB                          144,000
    2,625,000    Western Digital Corp., 144A, Zero Coupon,
                 2/18/2018............................................     Caa1     B-                         1,115,625
    2,750,000    Xerox Corp. 0.570%, 4/21/2018........................     B3       B                          1,636,250
      500,000    Yellow Corp. 7.000%, 5/01/2011.......................     B2      --                            410,625
                                                                                                       -----------------
                                                                                                              11,810,575
                                                                                                       -----------------
                 Total Convertible Bonds
                 (Identified Cost $24,286,579)........................                                        17,205,003
                                                                                                       -----------------
                 Non-Convertible Bonds-- 79.1%
                 Argentina-- 0.7%
    1,000,000    Cablevision SA 13.750%, 4/30/2007 (d)(f).............     Ca       D                            150,000
    1,585,000    Pecom Energia SA, 144A
                 8.125%, 7/15/2007....................................     Ca       CC                           792,500
    3,500,000    Republic of Argentina
                 8.875%, 3/01/2029, (ARS) (d)(f)......................     Ca       D                            485,100
                                                                                                       -----------------
                                                                                                               1,427,600
                                                                                                       -----------------
                 Brazil-- 4.8%
    2,400,000    Espirito Santo Centrais Eletricas SA, 144A
                 10.000%, 7/15/2007...................................     B1       BB-                        1,584,000
    2,542,858    Federal Republic of Brazil
                 8.000%, 4/15/2014 (h)................................     B1       BB-                        1,586,108
    8,400,000    Federal Republic of Brazil
                 8.875%, 4/15/2024....................................     B1       BB-                        4,074,000
    6,308,000    Federal Republic of Brazil
                 10.125%, 5/15/2027...................................     B1       BB-                        3,343,240
                                                                                                       -----------------
                                                                                                              10,587,348
                                                                                                       -----------------
                 Canada-- 18.3%
   18,505,000    British Columbia Province, Zero Coupon,
                 9/05/2020, (CAD).....................................     Aa2      AA-                        3,753,075
   17,900,000    British Columbia Province, Zero Coupon,
                 6/09/2022, (CAD).....................................     Aa2      AA-                        3,223,036
    9,775,000    British Columbia Province, Zero Coupon,
                 8/19/2022, (CAD).....................................     Aa2      AA-                        1,739,820
   35,000,000    British Columbia Province, Zero Coupon,
                 8/23/2024, (CAD).....................................     Aa2      AA-                        5,538,694
   11,250,000    British Columbia Province, Zero Coupon,
                 11/19/2027, (CAD)....................................     Aa2      AA-                        1,484,269
    8,100,000    Canadian Government
                 3.500%, 6/01/2004, (CAD).............................     Aaa      AAA                        5,285,072
   17,135,000    Manitoba Province, Zero Coupon,
                 3/05/2031, (CAD).....................................    --       --                          1,968,796
    2,345,000    Microcell Telecommunications, Inc.
                 0/11.125%, 10/15/2007, (CAD) (i).....................     Caa3     B-                           115,639
      500,000    New Brunswick FM Project, Inc., 144A
                 0/6.470%, 11/30/2027, (CAD) (i)......................    --        AA-                          312,611
      500,000    Nortel Networks, Ltd.
                 6.125%, 2/15/2006 (g)................................     Ba3      BB-                          280,000
   29,550,000    Ontario Hydro Bank, Zero Coupon,
                 10/15/2021, (CAD)....................................     Aa3      AA-                        5,578,342
   12,600,000    Ontario Province, Zero Coupon,
                 6/02/2027, (CAD).....................................     Aa3      AA-                        1,713,580
      750,000    Ontario Province, Zero Coupon,
                 7/13/2022, (CAD).....................................     Aa3      AA-                          134,935
    8,800,000    Ontario Province, Zero Coupon,
                 3/08/2029, (CAD).....................................     Aa3      AA-                        1,115,608
    3,750,000    Saskatchewan Province
                 5.750%, 3/05/2029, (CAD).............................     Aa3      A+                         2,293,001
    8,500,000    Saskatchewan Province, Zero Coupon,
                 4/10/2014, (CAD).....................................     Aa3      A+                         2,600,858
    8,250,000    Saskatchewan Province, Zero Coupon,
                 2/04/2022, (CAD).....................................     Aa3      A+                         1,469,801
    9,605,000    Saskatchewan Province, Zero Coupon,
                 5/30/2025, (CAD).....................................     Aa3      A+                         1,375,923
                                                                                                       -----------------
                                                                                                              39,983,060
                                                                                                       -----------------

                See accompanying notes to financial statements.

Investments as of June 30, 2002 (unaudited)

                                                                      Ratings (c) (unaudited)
                                                                      -----------------------
  Principal                                                                       Standard
   Amount        Description                                             Moody's  & Poor's                  Value (a)
------------------------------------------------------------------------------------------------------------------------
                 Cayman Islands-- 0.5%
$   1,405,000    PDVSA Finance, Ltd., (yankee)
                 7.400%, 8/15/2016....................................     Baa2     BBB-               $       1,067,800
                                                                                                       -----------------
                 Chile-- 0.1%
      300,000    Empresa Nacional de Electricidad SA
                 7.875%, 2/01/2027....................................     Baa1     BBB+                         258,409
                                                                                                       -----------------
                 Colombia-- 0.4%
      906,332    Transgas de Occidente SA, 144A
                 9.790%, 11/01/2010...................................     Ba2      BB                           842,888
                                                                                                       -----------------
                 Ecuador-- 1.0%
    4,225,000    Republic of Ecuador, 144A
                 5.000%, 8/15/2030....................................     Caa2     CCC+                       2,133,625
                                                                                                       -----------------
                 Hong Kong-- 3.7%
    8,475,000    Bangkok Bank PCL, 144A
                 9.025%, 3/15/2029....................................     Ba2      B+                         8,157,188
                                                                                                       -----------------
                 India-- 1.6%
    4,000,000    Tata Electric Cos., 144A 8.500%, 8/19/2017 ..........     Ba2      BB                         3,602,680
                                                                                                       -----------------
                 Israel-- 0.5%
    1,955,000    Barak I.T.C.-International Telecommunications
                 Services Corp. (The), Ltd., (yankee)
                 0/12.500%, 11/15/2007 (i)............................     B3       CCC                        1,075,250
                                                                                                       -----------------
                 Ivory Coast-- 0.1%
      926,250    Ivory Coast PDI 2.000%, 3/29/2018 (f)................    --       --                            208,406
                                                                                                       -----------------
                 Malaysia-- 2.7%
    1,750,000    Telekom Malaysia Berhad, 144A
                 7.875%, 8/01/2025 (g)................................     Baa2     BBB                        1,785,000
    4,300,000    Tenaga Nasional Berhad, 144A
                 7.500%, 11/01/2025...................................     Baa3     BBB                        4,042,000
                                                                                                       -----------------
                                                                                                               5,827,000
                                                                                                       -----------------
                 Mauritius -- 1.9%
      800,000    Indah Kiat Finance Mauritius
                 10.000%, 7/01/2007 (f)...............................     Ca       D                            204,000
    2,700,000    Pindo Deli Finance Mauritius, Ltd., (yankee)
                 10.750%, 10/01/2007 (f)..............................     Ca       D                            621,000
    2,650,000    Pindo Deli Finance Mauritius, Ltd., (yankee)
                 11.750%, 10/01/2017 (f)..............................     Ca       D                            596,250
    5,000,000    Pindo Deli Finance Mauritius, Ltd., (yankee)
                 10.875%, 10/01/2027 (f)..............................     Ca       D                          1,125,000
    6,625,000    Tjiwi Kimia Finance Mauritius, Ltd., (yankee)
                 10.000%, 8/01/2004 (f)...............................     Ca       D                          1,590,000
                                                                                                       -----------------
                                                                                                               4,136,250
                                                                                                       -----------------
                 Mexico-- 7.0%
      500,000    Grupo TMM SA de CV, (yankee)
                 10.250%, 11/15/2006..................................     B2       B+                           320,000
    6,960,000    Grupo Transportacion Ferroviaria Mexicana
                 SA de CV 0/11.750%, 6/15/2009 (i)....................     B1       BB-                        6,542,400
    1,000,000    Petroleos Mexicanos, (yankee)
                 9.250%, 3/30/2018....................................     Baa1     BBB-                       1,021,250
    4,350,000    Petroleos Mexicanos, (yankee)
                 9.500%, 9/15/2027....................................     Baa1     BBB-                       4,502,250
    3,000,000    Petroleos Mexicanos, 144A, (yankee)
                 8.625%, 12/01/2023...................................     Baa1     BBB-                       3,000,000
                                                                                                       -----------------
                                                                                                              15,385,900
                                                                                                       -----------------
                 Norway -- 3.1%
   52,800,000    Norwegian Government
                 5.750%, 11/30/2004, (NOK)............................     Aaa      AAA                        6,856,766
                                                                                                       -----------------
                 Panama-- 1.0%
    2,546,296    Republic of Panama 4.750%, 7/17/2014.................     Ba1      BB                         2,138,889
                                                                                                       -----------------
                 Philippines-- 3.6%
    5,150,000    Bangko Sentral Ng Philipinas (yankee)
                 8.600%, 6/15/2027....................................     Ba1      BB+                        4,197,250
    1,750,000    Philippine Long Distance Telephone Co.
                 8.350%, 3/06/2017....................................     Ba3      BB                         1,390,375
    2,695,000    Quezon Power (Philippines), Ltd., (yankee)
                 8.860%, 6/15/2017....................................     Ba2      BB+                        2,182,950
                                                                                                       -----------------
                                                                                                              7,770,5751
                                                                                                       -----------------
                 Republic of Korea-- 1.1%
    2,500,000    Samsung Electronics Co., Ltd., 144A
                 7.700%, 10/01/2027...................................     Baa1     BBB+                       2,447,500
                                                                                                       -----------------
                 South Africa-- 1.9%
   15,100,000    Republic of South Africa
                 12.500%, 12/21/2006, (ZAR)...........................     A2       A-                         1,493,889
   10,650,000    Republic of South Africa
                 13.000%, 8/31/2010, (ZAR)............................     A2       A-                         1,090,824
   14,890,000    Republic of South Africa
                 13.500%, 9/15/2015, (ZAR)............................     A2       A-                         1,613,926
                                                                                                       -----------------
                                                                                                               4,198,639
                                                                                                       -----------------
                 Supranational-- 3.5%
   22,300,000    International Bank for Reconstruction &
                 Development, Zero Coupon, 8/20/2007, (NZD)...........     Aaa      AAA                        7,646,764
                                                                                                       -----------------
                 Thailand-- 1.0%
    2,175,000    Thai Farmers Bank PLC, 144A
                 8.250%, 8/21/2016....................................     Ba2      B+                         2,098,875
                                                                                                       -----------------
                 United States-- 19.7%
      500,000    AMR Corp. Delaware
                 9.000%, 9/15/2016....................................     B1       B+                           435,000
      500,000    Bausch & Lomb, Inc. 7.125%, 8/01/2028................     Ba1      BBB-                         412,247
    2,000,000    Borden Chemical, Inc. 7.875%, 2/15/2023..............     B1       BB+                        1,220,000
      142,000    Boston Celtics LP 6.000%, 6/30/2038..................    --       --                             88,928
      500,000    Charter Communications Holdings LLC
                 8.625%, 4/01/2009....................................     B2       B+                           335,000
      250,000    Charter Communications Holdings LLC
                 0/9.920%, 4/01/2011 (i)..............................     B2       B+                           118,750
      250,000    Continental Airlines, Inc. 8.000%, 12/15/2005........     B3       B-                           220,000
      500,000    CSC Holdings, Inc. 7.625%, 4/01/2011 (g).............     Ba2      BB+                          402,290
      250,000    Dana Corp. 9.000%, 8/15/2011, (EUR)..................     Ba3      BB                           242,707
    1,000,000    Dana Corp. 7.000%, 3/01/2029.........................     Ba3      BB                           740,000
      250,000    Delta Air Lines, Inc. 7.900%, 12/15/2009.............     Ba3      BB-                          230,721
    2,075,000    Delta Air Lines, Inc. 8.300%, 12/15/2029.............     Ba3      BB-                        1,618,500
      150,000    Dillards, Inc. 6.625%, 1/15/2018.....................     Ba3      BB+                          122,202
    1,156,804    Dillon Read Structured Finance Corp.
                 6.660%, 8/15/2010....................................    --        CCC-                         751,923
      250,000    Dillon Read Structured Finance Corp.
                 8.550%, 8/15/2019....................................    --        CCC-                         135,000
    7,000,000    Federal Home Loan Mortgage Corp
                 4.625%, 2/15/2007, (EUR).............................     Aaa      AAA                        6,880,440
   34,000,000    Federal National Mortgage Association, Zero Coupon
                 10/29/2007, (NZD)....................................     Aaa      AAA                       11,260,760
    1,000,000    First Industrial LP 7.600%, 7/15/2028................     Baa2     BBB                          996,020
    1,000,000    Foot Locker, Inc. 8.500%, 1/15/2022..................     B3       BB+                          914,317
      500,000    Georgia-Pacific Corp. 7.375%, 12/01/2025.............     Ba1      BBB-                         409,979
    1,050,000    Georgia-Pacific Corp. 7.750%, 11/15/2029.............     Ba1      BBB-                         864,822
      500,000    HCA, Inc. 7.500%, 12/15/2023.........................     Ba1      BBB-                         488,150
      820,000    HCA, Inc. 7.050%, 12/01/2027.........................     Ba1      BBB-                         742,346

                See accompanying notes to financial statements.

Investments as of June 30, 2002 (unaudited)

                                                                      Ratings (c) (unaudited)
                                                                      -----------------------
  Principal                                                                       Standard
   Amount        Description                                             Moody's  & Poor's                  Value (a)
------------------------------------------------------------------------------------------------------------------------
                 United States-- 19.7% (continued)
$     500,000    HCA, Inc., Medium Term Note
                 7.580%, 9/15/2025....................................     Ba1      BBB-               $         481,885
      250,000    IMC Global, Inc. 7.625%, 11/01/2005..................     Ba2      B+                           235,995
      800,000    IMC Global, Inc. 7.300%, 1/15/2028...................     Ba2      B+                           610,240
      350,000    J.C. Penney Co., Inc. 7.950%, 4/01/2017..............     Ba3      BBB-                         316,750
      400,000    J.C. Penney Co., Inc. 8.250%, 8/15/2022 (g) .........     Ba3      BBB-                         354,000
      525,000    J.C. Penney Co., Inc. 7.125%, 11/15/2023.............     Ba3      BBB-                         425,250
      250,000    J.C. Penney Co., Inc. Medium Term Note
                 6.875%, 10/15/2015...................................     Ba3      BBB-                         208,750
      250,000    Kmart Funding Corp.
                 9.440%, 7/01/2018 (d)(f).............................     Caa2     CCC-                         132,500
      527,211    Kmart Funding Corp., Series F
                 8.800%, 7/01/2010 (d)(f).............................     Caa2     CCC                          258,334
      750,000    Lucent Technologies, Inc.
                 7.250%, 7/15/2006 (g)................................     B2       B+                           495,000
    2,420,000    Lucent Technologies, Inc. 6.450%, 3/15/2029..........     B2       B+                         1,234,200
       66,000    Missouri Pacific Railroad Co.
                 4.250%, 1/01/2005....................................     Ba1      A-                            65,904
      125,000    Motorola, Inc. 6.500%, 11/15/2028....................     Baa2     BBB                           91,388
    5,375,000    Nextel Communications, Inc.
                 0/9.750%, 10/31/2007 (i).............................     B3       B                          2,687,500
      750,000    Nextel Communications, Inc.
                 9.375%, 11/15/2009 (g)...............................     B3       B                            380,625
      250,000    Phillips Van-Heusen Corp.
                 7.750%, 11/15/2023...................................     Ba2      BB                           208,125
      775,000    Pioneer-Standard Electronics, Inc.
                 9.500%, 8/01/2006....................................     Baa3     BB-                          724,329
    1,000,000    ProLogis Trust 7.625%, 7/01/2017.....................     Baa1     BBB+                         987,010
      500,000    Qwest Capital Funding, Inc.
                 6.875%, 7/15/2028....................................     Ba2      BB                           255,000
      575,000    RCN Corp. 0/11.125%, 10/15/2007 (i)..................     Ca       CCC-                         126,500
    1,155,000    RCN Corp. 0/9.800%, 2/15/2008 (i)....................     Ca       CCC-                         219,450
      125,000    Sprint Capital Corp. 5.700%, 11/15/2003..............     Baa3     BBB-                         111,077
      600,000    Sprint Capital Corp. 6.125%, 11/15/2008..............     Baa3     BBB-                         481,392
      250,000    TCI Communications, Inc. 6.875%, 2/15/2006...........     Baa2     BBB+                         240,706
      300,000    United AirLines, Inc. 10.670%, 5/01/2004.............     Caa1     B-                           219,000
      750,000    Williams Communications Group, Inc.
                 10.700%, 10/01/2007(d)(f)............................     Ca       D                             56,250
      250,000    Williams Communications Group, Inc.
                 11.700%, 8/01/2008 (d)(f)(g).........................     Ca       D                             19,375
      250,000    Xerox Capital (Europe) PLC
                 5.875%, 5/15/2004....................................     B1       B+                           205,000
      500,000    Xerox Corp. 5.500%, 11/15/2003.......................     B1       B+                           430,000
    1,600,000    Xerox Corp. 3.500%, 2/04/2004, (EUR).................     B1       B+                         1,200,922
      699,000    Zenith Electronics Corp. 8.190%, 11/01/2009..........    ---      ---                           111,840
                                                                                                       -----------------
                                                                                                              43,204,399
                                                                                                       -----------------
                 Venezuela-- 0.9%
      500,000    Cerro Negro Finance, Ltd., 144A
                 7.900%, 12/01/2020...................................     Baa2    --                            341,260
    2,550,000    Republic of Venezuela 9.250%, 9/15/2027 (g)..........     B2       B                          1,632,000
                                                                                                       -----------------
                                                                                                               1,973,260
                                                                                                       -----------------
                 Total Non-Convertible Bonds
                 (Identified Cost $200,013,117).......................                                       173,029,071
                                                                                                       -----------------
                 Total Bonds and Notes
                 (Identified Cost $224,299,696).......................                                       190,234,074
                                                                                                       -----------------
Common Stocks-- 8.6%
                 Indonesia ---0.1%
    6,786,500    PT Indah Kiat Pulp & Paper Corp., (IDR)(f)(j)........                                           179,146
                                                                                                       -----------------
                 South Africa-- 3.8%
      589,300    Sappi, Ltd. (ADR)....................................                                         8,261,986
                                                                                                       -----------------
                 Thailand-- 0.2%
      894,789    Loxley Co., Ltd......................................                                           269,331
      122,000    Siam Commercial Bank PLC, 144A (THB).................                                            84,457
                                                                                                       -----------------
                                                                                                                 353,788
                                                                                                       -----------------
                 United States-- 4.5%
      162,900    Associated Estates Realty Corp., (REIT)..............                                         1,726,740
      177,100    Developers Diversified Realty Corp...................                                         3,984,750
       25,461    Seabulk International, Inc. (f)......................                                           199,614
      111,700    Simon Property Group, Inc. (g).......................                                         4,115,028
                                                                                                       -----------------
                                                                                                              10,026,132
                                                                                                       -----------------
                 Total Common Stocks
                 (Identified Cost $13,915,523)........................                                        18,821,052
                                                                                                       -----------------
Preferred Stocks-- 1.2%
                 Philippines-- 0.4%
       47,800    Philippine Long Distance Telephone Co., Series 3 (GDR)                                          965,560
                                                                                                       -----------------
                 United States-- 0.8%
       35,000    Bethlehem Steel Corp., 144A (d)(f)...................                                            35,000
       22,500    Owens Corning Capital LLC, 144A (d)(f)...............                                            11,250
       37,500    Pacific Gas & Electric Co. (d)(f)....................                                           920,625
       12,500    Western Gas Resources, Inc...........................                                           652,500
                                                                                                       -----------------
                                                                                                               1,619,375
                                                                                                       -----------------
                 Total Preferred Stocks
                 (Identified Cost $5,189,838).........................                                         2,584,935
                                                                                                       -----------------

    Principal
     Amount
------------------------------------------------------------------------------------------------------------------------
Short Term Investment ---0.7%
$   1,589,232    Repurchase Agreement with Investors Bank & Trust Co.
                 dated 6/28/02 at 1.25% to be repurchased at $1,589,398 on
                 7/01/2002, collateralized by $1,627,593 Federal Home Loan
                 Mortgage Bond, 5.026%, due 6/01/2030

                 valued at $1,668,820.................................                                         1,589,232
                                                                                                       -----------------
                 Total Short Term Investment (Identified Cost $1,589,232)                                      1,589,232
                                                                                                       -----------------
                 Total Investments-- 97.4%
                 (Identified Cost $244,994,289) (b)...................                                       213,229,293
                                                                                                       -----------------
                 Other assets less liabilities........................                                         5,694,109
                                                                                                       -----------------
                 Total Net Assets-- 100%..............................                                 $     218,923,402
                                                                                                       =================
(a)    See Note 2a of Notes to Financial Statements.
(b)    Federal Tax Information:
       At June 30, 2002, the net unrealized depreciation on investments based on cost of $244,994,289 for federal income tax purposes was as follows:
       Aggregate gross unrealized appreciation for all investments in which

       there is an excess of value over tax cost..................................................     $      20,418,395
       Aggregate gross unrealized depreciation for all investments in which
       there is an excess of tax cost over value..................................................           (52,183,391)
                                                                                                       -----------------
       Net unrealized depreciation................................................................     $     (31,764,996)
                                                                                                       =================

                See accompanying notes to financial statements.

Investments as of June 30, 2002 (unaudited)

       At December 31, 2001, the Fund had a capital loss carryover of approximately $30,685,841 of which $13,337,197 expires on December 31, 2007, $6,500,127 expires on December 31, 2008 and $10,848,517 expires on
       December 31, 2009. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

       For the year ended December 31, 2001, the Fund elected to defer $3,286,530 of capital losses attributable to Post-October losses.
(c) The ratings shown are believed to be the most recent ratings available at June 30, 2002. Securites are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 2002. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d)    Issuer filed petition under Chapter 11 of the Federal Bankruptcy Code.
(e) Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees.
(f)    Non-income producing security.
(g) All or a portion of this security was on loan to brokers at June 30, 2002.
(h)    Pay in kind securities.
(i) Step Bond: Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a specified date and rate.
(j)    Delisted security.
ADR/GDR      An American Depositary Receipt (ADR) or Global Depositary Receipt
             (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified insti tutional buyers. At the period end, the value of these securities amounted to $32,386,459 or 14.8% of net assets.

ARS - Argentine Peso
CAD - Canadian Dollar
EUR - Euro
GBP - British Pound
IDR - Indonesian Rupiah
NOK - Norwegian Krone
NZD - New Zealand Dollars
THB - Thai Baht
ZAR - South African Rand

Industry Holdings at June 30, 2002 (unaudited)

Government                                           29.4%
Banking                                               7.5
Electric Utilities                                    5.7
Forest Products & Paper                               5.3
U.S. Government Agencies                              5.1
Oil & Gas                                             5.0
Communications                                        4.9
Supranational                                         3.5
Transportation                                        3.4
Mortgage-Backed                                       3.1
Financial Services                                    3.1
Other, less than 2% each                             24.0

                See accompanying notes to financial statements.

          LIMITED TERM U.S. GOVERNMENT FUND-- SCHEDULE OF INVESTMENTS

Investments as of June 30, 2002 (unaudited)

                                                                      Ratings (c) (unaudited)
                                                                      -----------------------
  Principal                                                                       Standard
   Amount        Description                                             Moody's  & Poor's                  Value (a)
------------------------------------------------------------------------------------------------------------------------
Bonds and Notes -- 97.4% of Total Net Assets
                 Asset-Backed -- 2.8%
$   3,615,000    Citibank Credit Card Issuance Trust
                 4.950%, 2/09/2009....................................     Aaa      AAA                $       3,676,390
                                                                                                       -----------------
                 Mortgage-Backed-- 50.0%
    2,354,642    Federal Home Loan Mortgage Corp.
                 7.000%, 2/01/2016....................................     Aaa      AAA                        2,477,507
       27,110    Federal Home Loan Mortgage Corp.
                 7.500%, 6/01/2026....................................     Aaa      AAA                           28,598
      187,324    Federal Home Loan Mortgage Corp.
                 8.000%, 8/01/2010....................................     Aaa      AAA                          196,722
       14,394    Federal Home Loan Mortgage Corp.
                 10.000%, 7/01/2019...................................     Aaa      AAA                           16,364
    1,822,755    Federal Home Loan Mortgage Corp.
                 11.500%, with various maturities to 2020 (d).........     Aaa      AAA                        2,094,478
    3,275,236    Federal National Mortgage Association
                 5.500%, 3/01/2017....................................     Aaa      AAA                        3,283,391
   21,035,257    Federal National Mortgage Association
                 6.000%, with various maturities to 2017 (d)..........     Aaa      AAA                       21,488,776
    9,792,328    Federal National Mortgage Association
                 6.500%, with various maturities to 2032 (d)..........     Aaa      AAA                        9,998,065
    2,370,024    Federal National Mortgage Association
                 7.000%, 12/01/2022...................................     Aaa      AAA                        2,457,186
    4,403,585    Federal National Mortgage Association
                 7.500%, with various maturities to 2015 (d)..........     Aaa      AAA                        4,643,856
      321,107    Federal National Mortgage Association
                 8.000%, 6/01/2015....................................     Aaa      AAA                          338,617
    3,800,000    Government National Mortgage Association
                 6.000%, 4/15/2032....................................     Aaa      AAA                        3,803,044
   11,190,388    Government National Mortgage Association
                 7.000%, with various maturities to 2031 (d)..........     Aaa      AAA                       11,647,703
       37,574    Government National Mortgage Association
                 12.500%, with various maturities to 2015 (d).........     Aaa      AAA                           44,020
      442,538    Government National Mortgage Association
                 16.000%, with various maturities to 2012 (d).........     Aaa      AAA                          528,469
      147,977    Government National Mortgage Association..
                 17.000%, with various maturities to 2011 (d).........     Aaa      AAA                          180,533
    1,000,000    Residential Asset Securitization Trust
                 5.820%, 1/25/2027....................................     Aaa      AAA                        1,015,000
    1,675,000    Residential Funding Mortgage Securities II
                 5.420%, 2/25/2016....................................     Aaa      AAA                        1,686,516
                                                                                                       -----------------
                                                                                                              65,928,845
                                                                                                       -----------------
                 Supranational -- 4.2%
    3,960,000    Inter-American Development Bank Bonds
                 12.250%, 12/15/2008..................................     Aaa      AAA                        5,575,256
                                                                                                       -----------------
                 U.S. Government-- 11.0%
    3,800,000    United States Treasury Bonds
                 7.875%, 11/15/2004 (e)...............................     Aaa      AAA                        4,211,236
    2,835,000    United States Treasury Notes
                 5.750%, 4/30/2003....................................     Aaa      AAA                        2,925,238
    2,200,000    United States Treasury Notes
                 6.250%, 2/15/2007....................................     Aaa      AAA                        2,407,306
    4,500,000    United States Treasury Notes
                 7.000%, 7/15/2006....................................     Aaa      AAA                        5,026,455
                                                                                                       -----------------
                                                                                                              14,570,235
                                                                                                       -----------------
                 U.S. Government Agencies-- 29.4%
$   5,000,000    Federal Home Loan Mortgage Corp.
                 5.750%, 4/15/2008....................................     Aaa      AAA                $       5,273,400
    7,000,000    Federal Home Loan Mortgage Corp.
                 7.000%, 7/15/2005....................................     Aaa      AAA                        7,665,280
    7,000,000    Federal National Mortgage Association
                 5.500%, 2/15/2006....................................     Aaa      AAA                        7,349,160
    3,000,000    Federal National Mortgage Association
                 5.500%, 5/02/2006 (e)................................     Aa2      AA-                        3,151,290
    6,325,000    Federal National Mortgage Association
                 6.000%, 12/15/2005 (e)...............................     Aaa      AAA                        6,753,961
    7,000,000    Federal National Mortgage Association
                 6.500%, 8/15/2004....................................     Aaa      AAA                        7,472,570
    1,000,000    Federal National Mortgage Association
                 7.000%, 7/15/2005 (e)................................     Aaa      AAA                        1,093,590
                                                                                                       -----------------
                                                                                                              38,759,251
                                                                                                       -----------------
                 Total Bonds and Notes (Identified Cost $125,612,721).                                       128,509,977
                                                                                                       -----------------
    Principal
     Amount
------------------------------------------------------------------------------------------------------------------------
Short Term Investment-- 1.8%
$   2,383,135    Repurchase Agreement with Investors Bank & Trust Co.
                 dated 6/28/02 at 1.25% to be repurchased at $2,383,383
                 on 7/01/2002, collateralized by $2,398,141 Federal National
                 Mortgage Bond, 6.40%, due 6/01/2024 valued at $2,502,364                                      2,383,135
                                                                                                       -----------------
                 Total Short Term Investment (Identified Cost $2,383,135)                                      2,383,135
                                                                                                       -----------------
                 Total Investments-- 99.2%
                 (Identified Cost $127,995,856) (b)...................                                       130,893,112
                 Other assets less liabilities........................                                         1,057,830
                                                                                                       -----------------
                 Total Net Assets-- 100%..............................                                 $     131,950,942
                                                                                                       =================
(a)    See Note 2a of Notes to Financial Statements.

(b)    Federal Tax Information:
       At June 30, 2002, the net unrealized appreciation on investments based on cost of $127,995,856 for federal income tax purposes was as follows:
       Aggregate gross unrealized appreciation for all investments in which
       there is an excess of value over tax cost..................................................     $       3,003,154
       Aggregate gross unrealized depreciation for all investments in which
       there is an excess of tax cost over value..................................................              (105,898)
                                                                                                       -----------------
       Net unrealized appreciation................................................................     $       2,897,256
                                                                                                       =================
       At December 31, 2001, the Fund had a capital loss carryover of approximately $46,689,856 of which $23,823,060 expires on December 31,
       2002, $1,001,296 expires on December 31, 2003, $4,342,078 expires on
       December 31, 2004, $2,731,339 expires on December 31, 2005, $10,626,315 expires on December 31, 2007 and $4,165,768 expires on December 31, 2008.
       This may be available to offset future realized capital gains, if any, to the extent provided by regulations. For the year ended December 31, 2001, the Fund elected to defer $23,628 of capital losses attributable to
       Post-October losses.

(c) The ratings shown are believed to be the most recent ratings available at June 30, 2002. Securites are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 2002. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

(d)    The Fund's investment in mortgage-backed securities of the Federal Home
       Loan Mortgage Corporation, Federal National Mortgage Association and
       Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of this issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.

(e) All or a portion of this security was on loan to brokers at June 30, 2002.

                See accompanying notes to financial statements.

              GOVERNMENT SECURITIES FUND-- SCHEDULE OF INVESTMENTS

Investments as of June 30, 2002 (unaudited)

                                                                      Ratings (c) (unaudited)
                                                                      -----------------------
  Principal                                                                       Standard
   Amount        Description                                             Moody's  & Poor's                  Value (a)
------------------------------------------------------------------------------------------------------------------------
Bonds and Notes -- 98.0% of Total Net Assets
                 Mortgage-Backed -- 25.9%
$     996,054    Federal Home Loan Mortgage Corp.
                 7.500%, 4/01/2012....................................     Aaa      AAA                $       1,059,234
    1,826,404    Federal National Mortgage Association
                 6.500%, 11/01/2031 (d)...............................     Aaa      AAA                        1,864,777
    3,000,000    Federal National Mortgage Association
                 6.625%, 11/15/2010...................................     Aaa      AAA                        3,264,960
    1,116,912    Federal National Mortgage Association
                 7.500%, 12/01/2030...................................     Aaa      AAA                        1,173,104
   13,325,474    Government National Mortgage Association
                 7.000%, with various maturities to 2031 (e) .........     Aaa      AAA                       13,858,893
      806,790    Government National Mortgage Association
                 7.500%, 4/15/2027....................................     Aaa      AAA                          858,811
       84,687    Government National Mortgage Association
                 8.500%, 2/15/2006....................................     Aaa      AAA                           90,903
      184,063    Government National Mortgage Association
                 9.000%, with various maturities to 2016 (e) .........     Aaa      AAA                          201,620
       53,506    Government National Mortgage Association
                 9.500%, with various maturities to 2009 (e) .........     Aaa      AAA                           58,486
       82,004    Government National Mortgage Association
                 10.000%, with various maturities to 2016 (e).........     Aaa      AAA                           93,127
       17,486    Government National Mortgage Association
                 12.500%, with various maturities to 2014 (e).........     Aaa      AAA                           20,311
                                                                                                       -----------------
                                                                                                              22,544,226
                                                                                                       -----------------
                 U.S. Government-- 65.8%
    7,000,000    United States Treasury Bonds
                 6.000%, 2/15/2026 (d)................................     Aaa      AAA                        7,281,050
   18,000,000    United States Treasury Bonds, Zero Coupon
                 11/15/2027...........................................     Aaa      AAA                        4,036,320
   12,000,000    United States Treasury Bonds
                 7.250%, 5/15/2016 (d)................................     Aaa      AAA                       14,142,600
   15,000,000    United States Treasury Bonds
                 8.750%, with various maturities to 2020 (d)(e).......     Aaa      AAA                       20,132,100
    4,000,000    United States Treasury Bonds, Zero Coupon
                 11/15/2014...........................................     Aaa      AAA                        2,765,360
    5,061,950    United States Treasury Inflation Indexed Bonds
                 3.375%, 4/15/2032....................................     Aaa      AAA                        5,349,013
    3,333,120    United States Treasury Inflation Indexed Bonds
                 3.625%, 4/15/2028....................................     Aaa      AAA                        3,599,770
                                                                                                       -----------------
                                                                                                              57,306,213
                                                                                                       -----------------
                 U.S. Government Agencies-- 6.3%
    5,000,000    Federal National Mortgage Association
                 6.625%, 9/15/2009....................................     Aaa      AAA                        5,477,950
                                                                                                       -----------------
                 Total Bonds and Notes
                 (Identified Cost $83,559,505)........................                                        85,328,389
                                                                                                       -----------------
Short Term Investment-- 1.4%
$   1,238,681    Repurchase Agreement with Investors Bank & Trust Co.
                 dated 6/28/02 at 1.25% to be repurchased at $1,238,810 on
                 7/01/2002, collateralized by $1,298,660 Federal Home Loan
                 Mortgage Bond, 2.29%, due 6/15/2026
                 valued at $1,301,566.................................                                 $       1,238,681
                                                                                                       -----------------
                 Total Short Term Investment
                 (Identified Cost $1,238,681).........................                                         1,238,681
                                                                                                       -----------------
                 Total Investments-- 99.4%
                 (Identified Cost $84,798,186) (b)....................                                        86,567,070
                 Other assets less liabilities........................                                           536,890
                                                                                                       -----------------
                 Total Net Assets-- 100%..............................                                 $      87,103,960
                                                                                                       =================
(a)    See Note 2a of Notes to Financial Statements.
(b)    Federal Tax Information:
       At June 30, 2002, the net unrealized appreciation on investments based on cost of $84,798,186 for federal income tax purposes was as follows:
       Aggregate gross unrealized appreciation for all investments in which
       there is an excess of value over tax cost..................................................     $       2,102,398
       Aggregate gross unrealized depreciation for all investments in which
       there is an excess of tax cost over value..................................................              (333,514)
                                                                                                       -----------------
       Net unrealized appreciation................................................................     $       1,768,884
                                                                                                       =================
       At December 31, 2001, the Fund had a capital loss carryover of approximately $11,952,747 of which $2,071,910 expires on December 31,
       2002, $3,530,050 expires on December 31, 2004, $5,687,678 expires on
       December 31, 2007 and $663,109 expires on December 31, 2008. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

       For the year ended December 31, 2001, the Fund elected to defer $3,029 of capital losses attributable to Post-October losses.
(c) The ratings shown are believed to be the most recent ratings available at June 30, 2002. Securites are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 2002. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d) All or a portion of this security was on loan to brokers at June 30, 2002.
(e)    The Fund's investment in mortgage-backed securities of the Government
       National Mortgage Association are interests in separate pools of mortgages.All separate investments in securities of this issuer and for United States Treasury Bonds which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.

                See accompanying notes to financial statements.

                       STATEMENTS OF ASSETS & LIABILITIES

June 30, 2002 (unaudited)

                                                                                  Short Term Bond    Bond Income       High Income
                                                                                        Fund             Fund             Fund
                                                                                  ---------------    -----------       -----------
ASSETS
  Investments at cost ...........................................................   $ 56,440,832    $ 313,692,718    $  57,816,723
  Net unrealized appreciation (depreciation) ....................................      1,159,390       (1,800,355)      (4,191,399)
                                                                                    ------------    -------------    -------------
    Investments at value ........................................................     57,600,222      311,892,363       53,625,324
  Investments held as collateral for loaned securities ..........................      3,579,500       36,039,258        8,455,200
  Receivable for Fund shares sold ...............................................        213,671        1,248,584           61,224
  Receivable for securities sold ................................................      1,212,816        5,804,856        3,188,264
  Dividends and interest receivable .............................................        651,479        5,058,552        1,229,103
  Securities lending income receivable ..........................................          5,613           60,689           15,876
                                                                                    ------------    -------------    -------------
    TOTAL ASSETS ................................................................     63,263,301      360,104,302       66,574,991
                                                                                    ------------    -------------    -------------
LIABILITIES
  Collateral on securities loaned, at value .....................................      3,579,500       36,039,258        8,455,200
  Payable for securities purchased ..............................................             --        6,354,605        1,329,295
  Payable for Fund shares redeemed ..............................................         66,307        1,014,063          182,559
  Dividends payable .............................................................         88,876          533,541          189,387
  Management fees payable .......................................................          6,265          109,758           35,054
  Deferred Trustees' fees .......................................................         24,339          108,554           22,062
  Transfer agent fees payable ...................................................         12,558           47,084           14,258
  Accounting and administrative fees payable ....................................          3,041           14,194            2,990
  Other accounts payable and accrued expenses ...................................         35,453          209,452           69,274
                                                                                    ------------    -------------    -------------
    TOTAL LIABILITIES ...........................................................      3,816,339       44,430,509       10,300,079
                                                                                    ------------    -------------    -------------
NET ASSETS ......................................................................   $ 59,446,962    $ 315,673,793    $  56,274,912
                                                                                    ============    =============    =============
NET ASSETS CONSIST OF:
  Paid in capital ...............................................................   $ 79,966,881    $ 347,585,405    $ 144,238,500
  Undistributed (overdistributed) net investment income .........................       (147,853)        (460,348)        (170,844)
  Accumulated net realized gain (loss) on investments ...........................    (21,531,456)     (29,650,909)     (83,601,345)
  Net unrealized appreciation (depreciation) of investments
    and foreign currency transactions ...........................................      1,159,390       (1,800,355)      (4,191,399)
                                                                                    ------------    -------------    -------------
NET ASSETS ......................................................................   $ 59,446,962    $ 315,673,793    $  56,274,912
                                                                                    ============    =============    =============

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
  Class A shares:
  Net assets ....................................................................   $ 51,718,668    $ 158,254,823    $  25,552,278
                                                                                    ============    =============    =============
  Shares of beneficial interest .................................................      7,454,055       14,401,072        5,953,625
                                                                                    ============    =============    =============
  Net asset value and redemption price per share ................................   $       6.94    $       10.99    $        4.29
                                                                                    ============    =============    =============
  Offering price per share ......................................................   $       7.15    $       11.51    $        4.49
                                                                                    ============    =============    =============

Class B shares: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
  Net assets ....................................................................   $  5,532,602    $ 130,005,458    $  27,627,758
                                                                                    ============    =============    =============
  Shares of beneficial interest .................................................        798,468       11,825,415        6,429,705
                                                                                    ============    =============    =============
  Net asset value and offering price per share ..................................   $       6.93    $       10.99    $        4.30
                                                                                    ============    =============    =============

Class C shares: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
  Net assets ....................................................................   $  1,664,437    $  10,203,307    $   3,094,876
                                                                                    ============    =============    =============
  Shares of beneficial interest .................................................        240,548          927,730          720,732
                                                                                    ============    =============    =============
  Net asset value per share .....................................................   $       6.92    $       11.00    $        4.29
                                                                                    ============    =============    =============
  Offering price per share ......................................................   $       6.99    $       11.11    $        4.33
                                                                                    ============    =============    =============

Class Y shares:
  Net assets ....................................................................   $    531,255    $  17,210,205    $          --
                                                                                    ============    =============    =============
  Shares of beneficial interest .................................................         76,581        1,559,639               --
                                                                                    ============    =============    =============
  Net asset value, offering and redemption price per share ......................   $       6.94    $       11.03    $          --
                                                                                    ============    =============    =============

                                                                                 Strategic Income  Limited Term U.S.   Government
                                                                                       Fund         Government Fund  Securities Fund
                                                                                 ----------------  ----------------- ---------------
ASSETS
  Investments at cost ...........................................................  $ 244,994,289    $ 127,995,856    $  84,798,186
  Net unrealized appreciation (depreciation) ....................................    (31,764,996)       2,897,256        1,768,884
                                                                                   -------------    -------------    -------------
    Investments at value ........................................................    213,229,293      130,893,112       86,567,070
  Investments held as collateral for loaned securities ..........................      9,549,590       13,789,063       21,089,270
  Receivable for Fund shares sold ...............................................        237,709           73,801          140,103
  Receivable for securities sold ................................................      4,152,304           47,213               --
  Dividends and interest receivable .............................................      2,919,185        1,421,709          823,262
  Securities lending income receivable ..........................................          8,905           14,505           18,608
                                                                                   -------------    -------------    -------------
    TOTAL ASSETS ................................................................    230,096,986      146,239,403      108,638,313
                                                                                   -------------    -------------    -------------
LIABILITIES
  Collateral on securities loaned, at value .....................................      9,549,590       13,789,063       21,089,270
  Payable for securities purchased ..............................................        500,793               --               --
  Payable for Fund shares redeemed ..............................................        496,386          189,454          163,711
  Dividends payable .............................................................        330,538           86,013           54,851
  Management fees payable .......................................................        117,913           61,556           39,104
  Deferred Trustees' fees .......................................................         42,989           32,268           58,271
  Transfer agent fees payable ...................................................         42,776           23,094           15,278
  Accounting and administrative fees payable ....................................          9,906            6,005            4,086
  Other accounts payable and accrued expenses ...................................         82,693          101,008          109,782
                                                                                   -------------    -------------    -------------
    TOTAL LIABILITIES ...........................................................     11,173,584       14,288,461       21,534,353
                                                                                   -------------    -------------    -------------
NET ASSETS ......................................................................  $ 218,923,402    $$131,950,942    $  87,103,960
                                                                                   =============    =============    =============
NET ASSETS CONSIST OF:
  Paid in capital ...............................................................  $ 296,753,005    $ 176,501,753    $  97,608,553
  Undistributed (overdistributed) net investment income .........................      1,896,594         (631,469)        (153,429)
  Accumulated net realized gain (loss) on investments ...........................    (48,165,490)     (46,816,598)     (12,120,048)
  Net unrealized appreciation (depreciation) of investments
    and foreign currency transactions ...........................................    (31,560,707)       2,897,256        1,768,884
                                                                                   -------------    -------------    -------------
NET ASSETS ......................................................................  $ 218,923,402    $ 131,950,942    $  87,103,960
                                                                                   =============    =============    =============

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
  Class A shares:
  Net assets ....................................................................  $  91,027,433    $ 105,465,105    $  68,484,407
                                                                                   =============    =============    =============
  Shares of beneficial interest .................................................      8,950,932        9,167,415        6,006,867
                                                                                   =============    =============    =============
  Net asset value and redemption price per share ................................  $       10.17    $       11.50    $       11.40
                                                                                   =============    =============    =============
  Offering price per share ......................................................  $       10.65    $       11.86    $       11.94
                                                                                   =============    =============    =============

Class B shares: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
  Net assets ....................................................................  $  99,052,065    $  12,221,206    $  12,759,677
                                                                                   =============    =============    =============
  Shares of beneficial interest .................................................      9,744,516        1,063,944        1,119,026
                                                                                   =============    =============    =============
  Net asset value and offering price per share ..................................  $       10.16    $       11.49    $       11.40
                                                                                   =============    =============    =============

Class C shares: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
  Net assets ....................................................................  $  28,266,927    $   6,082,311    $          --
                                                                                   =============    =============    =============
  Shares of beneficial interest .................................................      2,783,285          529,241               --
                                                                                   =============    =============    =============
  Net asset value per share .....................................................  $       10.16    $       11.49    $          --
                                                                                   =============    =============    =============
  Offering price per share ......................................................  $       10.26    $       11.61    $          --
                                                                                   =============    =============    =============

Class Y shares:
  Net assets ....................................................................  $     576,977    $   8,182,320    $   5,859,876
                                                                                   =============    =============    =============
  Shares of beneficial interest .................................................         56,640          708,586          514,502
                                                                                   =============    =============    =============
  Net asset value, offering and redemption price per share ......................  $       10.19    $       11.55    $       11.39
                                                                                   =============    =============    =============

                 See accompanying notes to financial statements.


                                                                         28 & 29

                            STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2002 (unaudited)

                                                                                 Short Term Bond   Bond Income     High Income
                                                                                      Fund            Fund            Fund
                                                                                 ---------------   -----------     -----------
INVESTMENT INCOME
  Dividends ....................................................................  $         --    $         --    $     51,272
  Interest .....................................................................     1,731,028      11,415,378       3,476,842
  Securities lending income ....................................................           804          58,427          29,504
  Less net foreign taxes withheld ..............................................            --              --              --
                                                                                  ------------    ------------    ------------
                                                                                     1,731,832      11,473,805       3,557,618
                                                                                  ------------    ------------    ------------
  Expenses
    Management fees ............................................................       169,808         668,011         234,329
    Service and distribution fees - Class A ....................................        69,013         207,518          38,271
    Service and distribution fees - Class B ....................................        25,965         644,512         163,757
    Service and distribution fees - Class C ....................................         5,317          55,007          17,919
    Trustees' fees and expenses ................................................         5,302          12,466           4,869
    Accounting and administrative ..............................................        15,835          81,209          17,029
    Custodian ..................................................................        34,147          81,105          33,829
    Transfer agent fees - Class A, Class B, Class C ............................        71,968         454,105          83,720
    Transfer agent fees - Class Y ..............................................           141           8,648              --
    Audit and tax services .....................................................        15,820          18,316          20,198
    Legal ......................................................................         1,963          18,556           2,220
    Printing ...................................................................         3,854          80,061          13,337
    Registration ...............................................................        27,383          33,886          18,192
    Miscellaneous ..............................................................         2,322          84,041          21,352
                                                                                  ------------    ------------    ------------
  Total expenses ...............................................................       448,838       2,447,441         669,022
    Less reimbursement/waiver ..................................................      (147,863)             --              --
                                                                                  ------------    ------------    ------------
  Net expenses .................................................................       300,975       2,447,441         669,022
                                                                                  ------------    ------------    ------------
  Net investment income ........................................................     1,430,857       9,026,364       2,888,596
                                                                                  ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Realized gain (loss) on:
    Investments - net ..........................................................    (1,537,724)    (14,615,399)    (15,186,147)
    Foreign currency transactions - net ........................................            --         (36,759)             --
  Change in unrealized appreciation (depreciation) of:
    Investments - net ..........................................................      (240,137)     (2,510,184)      6,340,396
    Foreign currency transactions - net ........................................            --              --              --
                                                                                  ------------    ------------    ------------
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ................................................    (1,777,861)    (17,162,342)     (8,845,751)
                                                                                  ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................  $   (347,004)   $ (8,135,978)   $ (5,957,155)
                                                                                  ============    ============    ============

                                                                                Strategic Income   Limited Term       Government
                                                                                      Fund        Government Fund   Securities Fund
                                                                                ----------------  ---------------   ---------------
INVESTMENT INCOME
  Dividends ...................................................................   $    605,216      $       --        $       --
  Interest ....................................................................      9,100,863       3,511,571         2,411,882
  Securities lending income ...................................................         24,207          12,566             2,170
  Less net foreign taxes withheld .............................................         (7,381)             --                --
                                                                                  ------------      ----------        ----------
                                                                                     9,722,905       3,524,137         2,414,052
                                                                                  ------------      ----------        ----------
  Expenses
    Management fees ...........................................................        713,332         374,315           236,732
    Service and distribution fees - Class A ...................................        115,483         183,696            84,851
    Service and distribution fees - Class B ...................................        501,202          66,699            64,133
    Service and distribution fees - Class C ...................................        140,547          29,291                --
    Trustees' fees and expenses ...............................................          9,223           7,180             5,972
    Accounting and administrative .............................................         55,591          33,205            21,902
    Custodian .................................................................         68,036          51,740            40,320
    Transfer agent fees - Class A, Class B, Class C ...........................        244,527         148,054           100,332
    Transfer agent fees - Class Y .............................................            256           3,582             5,752
    Audit and tax services ....................................................         21,498          17,224            17,138
    Legal .....................................................................          3,008           5,906             3,744
    Printing ..................................................................         11,375          17,187            16,787
    Registration ..............................................................         28,218          27,573            21,044
    Miscellaneous .............................................................         36,912          24,729            25,962
                                                                                  ------------      ----------        ----------
  Total expenses ..............................................................      1,949,208         990,381           644,669
    Less reimbursement/waiver .................................................             --              --                --
                                                                                  ------------      ----------        ----------
  Net expenses ................................................................      1,949,208         990,381           644,669
                                                                                  ------------      ----------        ----------
  Net investment income .......................................................      7,773,697       2,533,756         1,769,383
                                                                                  ------------      ----------        ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Realized gain (loss) on:
    Investments - net .........................................................    (13,656,686)        549,289           134,556
    Foreign currency transactions - net .......................................       (595,247)             --                --
  Change in unrealized appreciation (depreciation) of:
    Investments - net .........................................................     20,023,438       1,621,839         1,731,274
    Foreign currency transactions - net .......................................        222,509              --                --
                                                                                  ------------      ----------        ----------
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...............................................      5,994,014       2,171,128         1,865,830
                                                                                  ------------      ----------        ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............   $ 13,767,711      $4,704,884        $3,635,213
                                                                                  ============      ==========        ==========

                See accompanying notes to financial statements.


                                                                         30 & 31

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                Short Term Bond                     Bond Income
                                                                     Fund                              Fund
                                                       -------------------------------    -------------------------------
                                                       Six Months Ended   Year Ended      Six Months Ended   Year Ended
                                                         June 30, 2002    December 31,      June 30, 2002    December 31,
                                                          (unaudited)        2001            (unaudited)        2001
                                                       ----------------   ------------    ----------------   ------------
FROM OPERATIONS:
  Net investment income ..............................   $  1,430,857    $  3,218,140    $   9,026,364    $  19,095,393
  Net realized gain (loss) on investments and
    foreign currency transactions ....................     (1,537,724)        409,535      (14,652,158)      (2,966,830)
  Net change in unrealized appreciation (depreciation)
    of investments ...................................       (240,137)        937,524       (2,510,184)       5,153,817
                                                         ------------    ------------    -------------    -------------
  Increase (decrease) in net assets resulting from ...       (347,004)      4,565,199       (8,135,978)      21,282,380
                                                         ------------    ------------    -------------    -------------
    operations
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME
    Class A ..........................................     (1,405,309)     (3,191,917)      (4,917,394)     (11,319,336)
    Class B ..........................................       (112,651)       (188,455)      (3,362,761)      (6,512,472)
    Class C ..........................................        (22,751)        (23,799)        (285,124)        (697,417)
    Class Y ..........................................         (7,591)         (1,147)        (563,616)      (1,060,888)
                                                         ------------    ------------    -------------    -------------
                                                           (1,548,302)     (3,405,318)      (9,128,895)     (19,590,113)
                                                         ------------    ------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
  DERIVED FROM CAPITAL SHARE TRANSACTIONS ............     (2,528,089)        155,809        2,761,204       26,608,353
                                                         ------------    ------------    -------------    -------------
Total increase (decrease) in net assets ..............     (4,423,395)      1,315,690      (14,503,669)      28,300,620
                                                         ------------    ------------    -------------    -------------
NET ASSETS
  Beginning of period ................................     63,870,357      62,554,667      330,177,462      301,876,842
                                                         ------------    ------------    -------------    -------------
  End of period ......................................   $ 59,446,962    $ 63,870,357    $ 315,673,793    $ 330,177,462
                                                         ============    ============    =============    =============
UNDISTRIBUTED (OVERDISTRIBUTED)
  NET INVESTMENT INCOME ..............................   $   (147,853)   $    (30,408)   $    (460,348)   $    (357,817)
                                                         ============    ============    =============    =============

                                                                High Income                           Strategic Income
                                                                    Fund                                    Fund
                                                       -------------------------------        -------------------------------
                                                        Six Months Ended   Year Ended         Six Months Ended    Year Ended
                                                          June 30, 2002    December 31,        June 30, 2002      December 31,
                                                           (unaudited)        2001              (unaudited)          2001
                                                       ----------------   ------------        ----------------   ------------
FROM OPERATIONS:
  Net investment income ..............................   $  2,888,596    $   9,962,123         $   7,773,697    $  21,144,478
  Net realized gain (loss) on investments and
    foreign currency transactions ....................    (15,186,147)     (35,337,692)          (14,251,933)     (15,296,601)
  Net change in unrealized appreciation (depreciation)
    of investments ...................................      6,340,396       15,823,831            20,245,947       (7,360,361)
                                                         ------------    -------------         -------------    -------------
  Increase (decrease) in net assets resulting from
    operations........................................     (5,957,155)      (9,551,738)           13,767,711       (1,512,484)
                                                         ------------    -------------         -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME
    Class A ..........................................     (1,407,591)      (4,869,014)           (3,232,335)      (9,377,635)
    Class B ..........................................     (1,381,524)      (4,708,520)           (3,158,458)      (9,064,495)
    Class C ..........................................       (151,328)        (516,760)             (885,252)      (2,749,603)
    Class Y ..........................................             --               --               (18,813)         (36,701)
                                                         ------------    -------------         -------------    -------------
                                                           (2,940,443)     (10,094,294)           (7,294,858)     (21,228,434)
                                                         ------------    -------------         -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
  DERIVED FROM CAPITAL SHARE TRANSACTIONS ............     (7,164,738)      (8,138,375)          (13,233,744)     (26,303,974)
                                                         ------------    -------------         -------------    -------------
Total increase (decrease) in net assets ..............    (16,062,336)     (27,784,407)           (6,760,891)     (49,044,892)
                                                         ------------    -------------         -------------    -------------
NET ASSETS
  Beginning of period ................................     72,337,248      100,121,655           225,684,293      274,729,185
                                                         ------------    -------------         -------------    -------------
  End of period ......................................   $ 56,274,912    $  72,337,248         $ 218,923,402    $ 225,684,293
                                                         ============    =============         =============    =============
UNDISTRIBUTED (OVERDISTRIBUTED)
  NET INVESTMENT INCOME ..............................   $   (170,844)   $    (118,997)        $   1,896,594    $   1,417,755
                                                         ============    =============         =============    =============


                                                              Limited Term U.S.                Government Securities
                                                               Government Fund                         Fund
                                                       -------------------------------    -------------------------------
                                                       Six Months Ended   Year Ended      Six Months Ended   Year Ended
                                                         June 30, 2002    December 31,      June 30, 2002    December 31,
                                                          (unaudited)        2001            (unaudited)        2001
                                                       ----------------   ------------    ----------------   ------------
FROM OPERATIONS:
  Net investment income ..............................   $   2,533,756    $   6,144,504    $  1,769,383    $  3,808,000
  Net realized gain (loss) on investments and
    foreign currency transactions ....................         549,289        3,333,647         134,556       2,078,357
  Net change in unrealized appreciation (depreciation)
    of investments ...................................       1,621,839         (296,704)      1,731,274      (1,860,288)
                                                         -------------    -------------    ------------    ------------
  Increase (decrease) in net assets resulting from
    operations .......................................       4,704,884        9,181,447       3,635,213       4,026,069
                                                         -------------    -------------    ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME
    Class A ..........................................      (2,479,025)      (5,640,601)     (1,563,323)     (3,439,102)
    Class B ..........................................        (272,033)        (537,161)       (247,446)       (486,651)
    Class C ..........................................        (119,399)        (301,631)             --              --
    Class Y ..........................................        (189,019)        (173,303)       (135,947)       (245,868)
                                                         -------------    -------------    ------------    ------------
                                                            (3,059,476)      (6,652,696)     (1,946,716)     (4,171,621)
                                                         -------------    -------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
  DERIVED FROM CAPITAL SHARE TRANSACTIONS ............      (2,492,772)     (10,319,170)     (3,205,279)      2,920,494
                                                         -------------    -------------    ------------    ------------
Total increase (decrease) in net assets ..............        (847,364)      (7,790,419)     (1,516,782)      2,774,942
                                                         -------------    -------------    ------------    ------------
NET ASSETS
  Beginning of period ................................     132,798,306      140,588,725      88,620,742      85,845,800
                                                         -------------    -------------    ------------    ------------
  End of period ......................................   $ 131,950,942    $ 132,798,306    $ 87,103,960    $ 88,620,742
                                                         =============    =============    ============    ============
UNDISTRIBUTED (OVERDISTRIBUTED)
  NET INVESTMENT INCOME ..............................   $    (631,469)   $    (105,749)   $   (153,429)   $     23,904
                                                         =============    =============    ============    ============

                See accompanying notes to financial statements.


                                                                         32 & 33

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

                                  Income (loss) from investment operations:      Less distributions:
                                  -----------------------------------------  ----------------------------
                       Net asset
                         value,                Net realized                  Dividends      Distributions
                       beginning      Net     and unrealized   Total from      from           from net
                          of      investment  gain (loss) on   investment  net investment     realized
                      the period    income     investments     operations      income       capital gains
                      ----------    ------     -----------     ----------      ------       -------------
SHORT TERM BOND FUND

Class A

06/30/2002(j)          $   7.16   $   0.17(k)   $  (0.21)      $  (0.04)      $  (0.18)      $     --
12/31/2001(h)              7.02       0.37          0.17           0.54          (0.40)            --
12/31/2000                 7.01       0.44          0.01(f)        0.45          (0.44)            --
12/31/1999                 7.30       0.41         (0.28)          0.13          (0.42)            --
12/31/1998                 7.39       0.38         (0.09)          0.29          (0.38)            --
12/31/1997                 7.37       0.47(e)      (0.02)          0.45          (0.43)            --

Class B

06/30/2002(j)              7.15       0.14(k)      (0.21)         (0.07)         (0.15)            --
12/31/2001(h)              7.01       0.32          0.17           0.49          (0.35)            --
12/31/2000                 7.00       0.39          0.01(f)        0.40          (0.39)            --
12/31/1999                 7.29       0.36         (0.28)          0.08          (0.37)            --
12/31/1998                 7.38       0.33         (0.09)          0.24          (0.33)            --
12/31/1997                 7.36       0.41(e)      (0.02)          0.39          (0.37)            --

Class C

06/30/2002(j)              7.14       0.14(k)      (0.21)         (0.07)         (0.15)            --
12/31/2001(h)              7.01       0.32          0.15           0.47          (0.34)            --
12/31/2000                 7.00       0.39          0.01(f)        0.40          (0.39)            --
12/31/1999                 7.29       0.36         (0.28)          0.08          (0.37)            --
12/31/1998(g)              7.28       0.01          0.01(f)        0.02          (0.01)            --

Class Y

06/30/2002(j)              7.16       0.19(k)      (0.22)         (0.03)         (0.19)            --
12/31/2001(l)              7.22       0.09         (0.08)          0.01          (0.07)            --

BOND INCOME FUND

Class A

06/30/2002(j)          $  11.59   $   0.33(k)   $  (0.61)      $  (0.28)      $  (0.32)      $     --
12/31/2001(h)             11.52       0.73          0.10           0.83          (0.76)            --
12/31/2000                11.51       0.78          0.03           0.81          (0.80)            --
12/31/1999                12.36       0.81         (0.86)         (0.05)         (0.79)         (0.01)
12/31/1998                12.39       0.81          0.15           0.96          (0.81)         (0.18)
12/31/1997                12.05       0.83          0.45           1.28          (0.82)         (0.12)

Class B

06/30/2002(j)             11.59       0.29(k)      (0.60)         (0.31)         (0.29)            --
12/31/2001(h)             11.51       0.64          0.10           0.74          (0.66)            --
12/31/2000                11.51       0.70          0.02           0.72          (0.72)            --
12/31/1999                12.36       0.72         (0.86)         (0.14)         (0.70)         (0.01)
12/31/1998                12.39       0.71          0.15           0.86          (0.71)         (0.18)
12/31/1997                12.04       0.74          0.46           1.20          (0.73)         (0.12)

Class C

06/30/2002(j)             11.60       0.29(k)      (0.60)         (0.31)         (0.29)            --
12/31/2001(h)             11.52       0.65          0.09           0.74          (0.66)            --
12/31/2000                11.52       0.70          0.02           0.72          (0.72)            --
12/31/1999                12.37       0.72         (0.86)         (0.14)         (0.70)         (0.01)
12/31/1998                12.40       0.71          0.15           0.86          (0.71)         (0.18)
12/31/1997                12.06       0.74          0.45           1.19          (0.73)         (0.12)


                                                                                Ratios to average net assets:
                                                                                -----------------------------
                                       Net asset                  Net assets,
                                          value,          Total     end of                  Net investment      Portfolio
                            Total        end of          return   the period      Expenses      income           turnover
                        Distributions  the period        (%) (a)     (000)        (%) (b)       (%) (b)          rate (%)
                        -------------  ----------        -------     -----        -------       -------          --------
SHORT TERM BOND FUND
Class A
06/30/2002(j)             $  (0.18)   $   6.94           (0.5)(d)   $ 51,719       0.90(c)       4.71               22
12/31/2001(h)                (0.40)       7.16            7.8(d)      58,367       0.90(c)       5.27               87
12/31/2000                   (0.44)       7.02            6.7(d)      58,540       0.83(c)       6.43              108
12/31/1999                   (0.42)       7.01            1.9(d)      72,680       0.70(c)       5.88              139
12/31/1998                   (0.38)       7.30            4.0(d)      92,669       0.70(c)       5.93              105
12/31/1997                   (0.43)       7.39            6.2(d)     196,928       0.70(c)       6.27               49

Class B

06/30/2002(j)                (0.15)       6.93           (0.8)(d)      5,533       1.65(c)       3.95               22
12/31/2001(h)                (0.35)       7.15            7.0(d)       4,657       1.65(c)       4.51               87
12/31/2000                   (0.39)       7.01            5.9(d)       3,553       1.58(c)       5.68              108
12/31/1999                   (0.37)       7.00            1.1(d)       3,796       1.45(c)       5.13              139
12/31/1998                   (0.33)       7.29            3.4(d)       3,761       1.45(c)       5.18              105
12/31/1997                   (0.37)       7.38            5.4(d)       2,961       1.45(c)       5.52               49

Class C

06/30/2002(j)                (0.15)       6.92           (0.8)(d)      1,664       1.65(c)       3.89               22
12/31/2001(h)                (0.34)       7.14            6.9(d)         620       1.65(c)       4.48               87
12/31/2000                   (0.39)       7.01            5.9(d)         461       1.58(c)       5.68              108
12/31/1999                   (0.37)       7.00            1.2(d)         489       1.45(c)       5.13              139
12/31/1998(g)                (0.01)       7.29            0.3(d)         233       1.45(c)       5.18              105

Class Y

06/30/2002(j)                (0.19)       6.94           (0.5)(d)        531       0.65(c)       5.51               22
12/31/2001(l)                (0.07)       7.16            0.4(d)         226       0.60(c)       5.36               87

BOND INCOME FUND

Class A

06/30/2002(j)             $  (0.32)   $  10.99           (2.4)      $158,255       1.21          5.89               31
12/31/2001(h)                (0.76)      11.59            7.2        173,836       1.09          6.26               84
12/31/2000                   (0.80)      11.52            7.4        174,969       1.04          7.03               83
12/31/1999                   (0.80)      11.51           (0.3)       213,769       0.97          6.87               63
12/31/1998                   (0.99)      12.36            8.0        221,799       1.01          6.44               65
12/31/1997                   (0.94)      12.39           11.0        193,513       1.05          6.73               54

Class B

06/30/2002(j)                (0.29)      10.99           (2.7)       130,005       1.96          5.13               31
12/31/2001(h)                (0.66)      11.59            6.5        127,520       1.84          5.49               84
12/31/2000                   (0.72)      11.51            6.5        100,353       1.79          6.28               83
12/31/1999                   (0.71)      11.51           (1.1)        89,213       1.72          6.12               63
12/31/1998                   (0.89)      12.36            7.2         64,240       1.76          5.69               65
12/31/1997                   (0.85)      12.39           10.3         37,559       1.80          5.98               54

Class C

06/30/2002(j)                (0.29)      11.00           (2.7)        10,203       1.96          5.13               31
12/31/2001(h)                (0.66)      11.60            6.5         11,470       1.84          5.52               84
12/31/2000                   (0.72)      11.52            6.5         12,541       1.79          6.28               83
12/31/1999                   (0.71)      11.52           (1.1)        14,872       1.72          6.12               63
12/31/1998                   (0.89)      12.37            7.2          8,969       1.76          5.69               65
12/31/1997                   (0.85)      12.40           10.2          5,276       1.80          5.98               54

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)   Computed on an annualized basis for periods less than one year.
(c) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.
(d) Had certain expenses not been reduced during the period, total returns would have been lower.
(e) Per share net investment income does not reflect the period's reclassification of permanent differences between book and tax basis net investment income.
(f) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period due to timing of purchases and redemptions of Fund shares in relation to fluctuating values of the investments of the Fund.
(g)   For the period December 7, 1998 (inception) through December 31, 1998.
(h) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Short Term Bond Fund was to decrease net investment income per share by $.03 for Class A and $.02 for both Class B and C share and to decrease the ratio of net investment income to average net assets from 5.57% to 5.27% for Class A, 4.82% to 4.51% for Class B and 4.78% to 4.48% for Class C. For Bond Income Fund, the effect of this change was to decrease net investment income per share by $.01 for Class A and $.02 for Class B and $.01 for Class C and to decrease the ratio of net investment income to average net assets from 6.34% to 6.26% for Class A, 5.57% to 5.49% for Class B, 5.59% to 5.52% for
      Class C. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(I)   For the period October 1, 2001 (inception) through December 31, 2001.
(j)   For the six months ended June 30, 2002 (unaudited).
(k) Per share net investment income has been calculated using the average shares outstanding during the period.

                See accompanying notes to financial statements.


                                                                         34 & 35

For a share outstanding throughout each period

                                             Income (loss) from investment operations:          Less distributions:
                                             -----------------------------------------     ----------------------------
                               Net asset
                                 value,                   Net realized                      Dividends       Distributions
                               beginning         Net     and unrealized    Total from         from            from net
                                  of         investment  gain (loss) on    investment     net investment      realized
                              the period       income      investments      operations        income        capital gains
                              ----------       ------      -----------      ----------        ------        -------------
BOND INCOME FUND(continued)

Class Y

06/30/2002(e)                 $  11.63       $   0.35(c)    $  (0.59)       $  (0.24)       $  (0.36)       $     --
12/31/2001(d)                    11.54           0.79           0.10            0.89           (0.80)             --
12/31/2000                       11.54           0.83           0.01            0.84           (0.84)             --
12/31/1999                       12.38           0.85          (0.86)          (0.01)          (0.82)          (0.01)
12/31/1998                       12.41           0.84           0.15            0.99           (0.84)          (0.18)
12/31/1997                       12.06           0.86           0.46            1.32           (0.85)          (0.12)

HIGH INCOME FUND

Class A

06/30/2002(e)                 $   4.94       $   0.21       $  (0.64)       $  (0.43)       $  (0.22)       $     --
12/31/2001(d)                     6.21           0.66          (1.25)          (0.59)          (0.68)             --
12/31/2000                        8.30           0.86          (2.11)          (1.25)          (0.84)             --
12/31/1999                        8.86           0.89          (0.54)           0.35           (0.91)             --
12/31/1998                        9.94           0.92          (1.08)          (0.16)          (0.92)             --
12/31/1997                        9.42           0.87           0.52            1.39           (0.87)             --

Class B

06/30/2002(e)                     4.95           0.20          (0.65)          (0.45)          (0.20)             --
12/31/2001(d)                     6.22           0.62          (1.26)          (0.64)          (0.63)             --
12/31/2000                        8.30           0.81          (2.11)          (1.30)          (0.78)             --
12/31/1999                        8.85           0.82          (0.53)           0.29           (0.84)             --
12/31/1998                        9.93           0.85          (1.08)          (0.23)          (0.85)             --
12/31/1997                        9.42           0.80           0.51            1.31           (0.80)             --

Class C

06/30/2002(e)                     4.94           0.20          (0.65)          (0.45)          (0.20)             --
12/31/2001(d)                     6.22           0.61          (1.26)          (0.65)          (0.63)             --
12/31/2000                        8.30           0.81          (2.11)          (1.30)          (0.78)             --
12/31/1999                        8.85           0.82          (0.53)           0.29           (0.84)             --
12/31/1998(g)                     9.96           0.69          (1.08)          (0.39)          (0.72)             --

STRATEGIC INCOME FUND

Class A

06/30/2002(e)                 $   9.88       $   0.37(c)    $   0.27        $   0.64        $  (0.35)       $     --
12/31/2001(d)                    10.80           0.91(c)       (0.92)          (0.01)          (0.91)             --
12/31/2000                       11.65           0.99(c)       (0.91)           0.08           (0.93)             --
12/31/1999                       11.37           1.03           0.31            1.34           (1.02)          (0.04)
12/31/1998                       13.42           1.05          (1.30)          (0.25)          (1.05)          (0.75)
12/31/1997                       13.36           1.01           0.21            1.22           (1.01)          (0.15)

Class B

06/30/2002(e)                     9.88           0.34(c)        0.25            0.59           (0.31)             --
12/31/2001(d)                    10.79           0.83(c)       (0.90)          (0.07)          (0.84)             --
12/31/2000                       11.65           0.90(c)       (0.91)          (0.01)          (0.85)             --
12/31/1999                       11.37           0.94           0.31            1.25           (0.93)          (0.04)
12/31/1998                       13.42           0.95          (1.30)          (0.35)          (0.95)          (0.75)
12/31/1997                       13.36           0.91           0.21            1.12           (0.91)          (0.15)

                                                                                Ratios to average net assets:
                                                                                -----------------------------
                                             Net asset                     Net assets,
                                               value,           Total        end of                      Net investment    Portfolio
                                Total          end of          return      the period        Expenses        income         turnover
                            Distributions    the period        (%) (a)        (000)           (%) (b)        (%) (b)        rate (%)
                            -------------    ----------        -------        -----           -------        -------        --------
BOND INCOME FUND(continued)

Class Y

06/30/2002(e)                 $  (0.36)       $  11.03           (2.1)       $ 17,210           0.77           6.27             31
12/31/2001(d)                    (0.80)          11.63            7.8          17,351           0.67           6.68             84
12/31/2000                       (0.84)          11.54            7.6          14,013           0.67           7.40             83
12/31/1999                       (0.83)          11.54           (0.0)(f)      10,320           0.72           7.12             63
12/31/1998                       (1.02)          12.38            8.2           9,289           0.76           6.69             65
12/31/1997                       (0.97)          12.41           11.4           4,153           0.80           6.98             54

HIGH INCOME FUND

Class A

06/30/2002(e)                 $  (0.22)       $   4.29           (9.1)       $ 25,552           1.59           9.04             82
12/31/2001(d)                    (0.68)           4.94          (10.7)         33,471           1.47          11.31             65
12/31/2000                       (0.84)           6.21          (16.1)         46,960           1.36          11.47             60
12/31/1999                       (0.91)           8.30            4.0          74,589           1.28          10.22             89
12/31/1998                       (0.92)           8.86           (1.8)         73,023           1.32           9.81             75
12/31/1997                       (0.87)           9.94           15.4          62,739           1.36           9.03             99

Class B

06/30/2002(e)                    (0.20)           4.30           (9.4)         27,628           2.34           8.28             82
12/31/2001(d)                    (0.63)           4.95          (11.3)         34,713           2.22          10.56             65
12/31/2000                       (0.78)           6.22          (16.6)         47,793           2.11          10.72             60
12/31/1999                       (0.84)           8.30            3.3          70,218           2.03           9.47             89
12/31/1998                       (0.85)           8.85           (2.5)         60,322           2.07           9.06             75
12/31/1997                       (0.80)           9.93           14.4          42,401           2.11           8.28             99

Class C

06/30/2002(e)                    (0.20)           4.29           (9.4)          3.095           2.34           8.29             82
12/31/2001(d)                    (0.63)           4.94          (11.5)          4,153           2.22          10.54             65
12/31/2000                       (0.78)           6.22          (16.6)          5,369           2.11          10.72             60
12/31/1999                       (0.84)           8.30            3.3           9,138           2.03           9.47             89
12/31/1998(g)                    (0.72)           8.85           (4.1)          7,732           2.07           9.06             75

STRATEGIC INCOME FUND

Class A

06/30/2002(e)                 $  (0.35)       $  10.17            6.6        $ 91,027           1.33           7.46             18
12/31/2001(d)                    (0.91)           9.88           (0.1)         94,156           1.31           8.77             10
12/31/2000                       (0.93)          10.80            0.7         116,986           1.24           8.73             13
12/31/1999                       (1.06)          11.65           12.2         124,869           1.21           9.09             19
12/31/1998                       (1.80)          11.37           (1.7)        127,306           1.19           8.33             33
12/31/1997                       (1.16)          13.42            9.3         144,706           1.18           7.36             37

Class B

06/30/2002(e)                    (0.31)          10.16            6.1          99,052           2.08           6.71             18
12/31/2001(d)                    (0.84)           9.88           (0.8)        102,159           2.06           8.02             10
12/31/2000                       (0.85)          10.79           (0.2)        120,200           1.99           7.98             13
12/31/1999                       (0.97)          11.65           11.3         127,723           1.96           8.34             19
12/31/1998                       (1.70)          11.37           (2.5)        134,049           1.94           7.58             33
12/31/1997                       (1.06)          13.42            8.5         146,083           1.93           6.61             37


(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.

(b)   Computed on an annualized basis for periods less than one year.

(c) Per share net investment income has been calculated using the average shares outstanding during the period.

(d) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Bond Income Fund was to decrease the ratio of net investment income to average net assets from 6.75% to 6.68% for Class Y and there was no effect on net investment income per share. For High Income Fund, the effect of this change was to decrease net investment income per share by $.01 for Class A, Class B and Class C and to decrease the ratio of net investment income to average net assets from 11.39% to 11.31% for Class A, 10.64% to 10.56% for Class B and 10.63% to 10.54% for Class C. For Strategic Income Fund, there was no effect on net investment income per share, however, the effect of this change was to decrease the ratio of net investment income to average net assets from 8.78% to 8.77% for Class A and 8.03% to 8.02% for Class B. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(e)   For the six months ended June 30, 2002 (unaudited).

(f)   Amount is less than one tenth of one percent.

(g)   For the period March 2, 1998 (inception) to December 31, 1998.

                See accompanying notes to financial statements.


                                                                         36 & 37

For a share outstanding throughout each period

                                                     Income (loss) from investment operations:            Less distributions:
                                                     -----------------------------------------     -------------------------------
                                    Net asset
                                      value,                       Net realized                      Dividends       Distributions
                                    beginning           Net       and unrealized    Total from         from            from net
                                        of           investment   gain (loss) on    investment     net investment      realized
                                    the period         income      investments      operations        income        capital gains
                                    ----------         ------      -----------      ----------        ------        -------------
STRATEGIC INCOME FUND (continued)

Class C

06/30/2002(d)                       $   9.87        $   0.34(e)     $   0.26         $   0.60         $  (0.31)        $     --
12/31/2001(c)                          10.78            0.83(e)        (0.91)           (0.08)           (0.83)              --
12/31/2000                             11.64            0.90(e)        (0.91)           (0.01)           (0.85)              --
12/31/1999                             11.36            0.94            0.31             1.25            (0.93)           (0.04)
12/31/1998                             13.41            0.95           (1.30)           (0.35)           (0.95)           (0.75)
12/31/1997                             13.35            0.91            0.21             1.12            (0.91)           (0.15)

Class Y

06/30/2002(d)                           9.90            0.39(e)         0.27             0.66            (0.37)              --
12/31/2001(c)                          10.81            0.94(e)        (0.92)            0.02            (0.93)              --
12/31/2000                             11.65            0.96(e)        (0.84)            0.12            (0.96)              --
12/31/1999(f)                          11.45            0.86           (0.56)            0.30            (0.10)              --

LIMITED TERM U.S. GOVERNMENT FUND

Class A

06/30/2002(d)                       $  11.36        $   0.22(e)     $   0.19         $   0.41         $  (0.27)        $     --
12/31/01(c)                            11.16            0.51            0.25             0.76            (0.56)              --
12/31/00                               10.97            0.69            0.20             0.89            (0.70)              --
12/31/99                               11.70            0.66           (0.74)           (0.08)           (0.65)              --
12/31/98                               11.64            0.67            0.06             0.73            (0.67)              --
12/31/97                               11.55            0.72            0.09             0.81            (0.72)              --

Class B

06/30/2002(d)                          11.34            0.18(e)         0.20             0.38            (0.23)              --
12/31/2001(c)                          11.14            0.44            0.24             0.68            (0.48)              --
12/31/2000                             10.95            0.62            0.20             0.82            (0.63)              --
12/31/1999                             11.69            0.59           (0.75)           (0.16)           (0.58)              --
12/31/1998                             11.62            0.60            0.07             0.67            (0.60)              --
12/31/1997                             11.54            0.65            0.08             0.73            (0.65)              --

Class C

06/30/2002(d)                          11.35            0.18(e)         0.19             0.37            (0.23)              --
12/31/2001(c)                          11.15            0.44            0.24             0.68            (0.48)              --
12/31/2000                             10.96            0.62            0.20             0.82            (0.63)              --
12/31/1999                             11.70            0.59           (0.75)           (0.16)           (0.58)              --
12/31/1998                             11.63            0.60            0.07             0.67            (0.60)              --
12/31/1997                             11.54            0.65            0.09             0.74            (0.65)              --

Class Y

06/30/2002(d)                          11.41            0.25(e)         0.19             0.44            (0.30)              --
12/31/01(c)                            11.20            0.56            0.26             0.82            (0.61)              --
12/31/00                               11.00            0.75            0.19             0.94            (0.74)              --
12/31/99                               11.73            0.70           (0.74)           (0.04)           (0.69)              --
12/31/98                               11.66            0.72            0.06             0.78            (0.71)              --
12/31/97                               11.58            0.76            0.08             0.84            (0.76)              --

                                                                                            Ratios to average net assets:
                                                                                            -----------------------------
                                                    Net asset                 Net assets,
                                                      value,       Total        end of                    Net investment  Portfolio
                                       Total          end of      return      the period      Expenses      income         turnover
                                   Distributions    the period    (%) (a)        (000)         (%) (b)      (%) (b)        rate (%)
                                   -------------    ----------    -------        -----         -------      -------        --------
STRATEGIC INCOME FUND (continued)

Class C

06/30/2002(d)                       $  (0.31)        $  10.16         6.2      $ 28,267          2.08          6.71           18
12/31/2001(c)                          (0.83)            9.87        (0.8)       28,925          2.06          8.02           10
12/31/2000                             (0.85)           10.78        (0.2)       37,208          1.99          7.98           13
12/31/1999                             (0.97)           11.64        11.3        40,265          1.96          8.34           19
12/31/1998                             (1.70)           11.36        (2.5)       45,457          1.94          7.58           33
12/31/1997                             (1.06)           13.41         8.5        56,515          1.93          6.61           37

Class Y

06/30/2002(d)                          (0.37)           10.19         6.8           577          0.96          7.81           18
12/31/2001(c)                          (0.93)            9.90         0.3           445          0.93          9.10           10
12/31/2000                             (0.96)           10.81         1.0           335          0.90          9.07           13
12/31/1999(f)                          (0.10)           11.65         2.7          0(g)          0.96          9.34           19

LIMITED TERM U.S. GOVERNMENT FUND

Class A

06/30/2002(d)                       $  (0.27)        $  11.50         3.6      $105,465          1.44          3.93           43
12/31/01(c)                            (0.56)           11.36         6.9       109,189          1.42          4.52          275
12/31/00                               (0.70)           11.16         8.3       118,833          1.40          6.18          384
12/31/99                               (0.65)           10.97        (0.7)      149,756          1.33          5.91          400
12/31/98                               (0.67)           11.70         6.5       194,032          1.31          5.81        1,376
12/31/97                               (0.72)           11.64         7.3       222,185          1.28          6.40          533

Class B

06/30/2002(d)                          (0.23)           11.49         3.4        12,221          2.09          3.28           43
12/31/2001(c)                          (0.48)           11.34         6.2        14,317          2.07          3.85          275
12/31/2000                             (0.63)           11.14         7.7        11,884          2.05          5.53          384
12/31/1999                             (0.58)           10.95        (1.4)       14,601          1.98          5.26          400
12/31/1998                             (0.60)           11.69         5.9        18,116          1.96          5.16        1,376
12/31/1997                             (0.65)           11.62         6.5        16,060          1.93          5.75          533

Class C

06/30/2002(d)                          (0.23)           11.49         3.3         6,082          2.09          3.28           43
12/31/2001(c)                          (0.48)           11.35         6.2         5,851          2.07          3.89          275
12/31/2000                             (0.63)           11.15         7.7         6,617          2.05          5.53          384
12/31/1999                             (0.58)           10.96        (1.4)        9,054          1.98          5.26          400
12/31/1998                             (0.60)           11.70         5.9        13,962          1.96          5.16        1,376
12/31/1997                             (0.65)           11.63         6.6        15,699          1.93          5.75          533

Class Y

06/30/2002(d)                          (0.30)           11.55         3.9         8,182          0.98          4.44           43
12/31/01(c)                            (0.61)           11.41         7.4         3,441          0.95          4.98          275
12/31/00                               (0.74)           11.20         8.8         3,254          0.95          6.63          384
12/31/99                               (0.69)           11.00        (0.3)        7,086          0.98          6.26          400
12/31/98                               (0.71)           11.73         6.9         8,345          0.96          6.16        1,351
12/31/97                               (0.76)           11.66         7.5         5,262          0.93          6.75          533

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and class C shares are not reflected in total return calculations. Periods less than one year are not annualized.

(b)   Computed on an annualized basis for periods less than one year.

(c) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Strategic Income Fund was to decrease the ratio of net investment income to average net assets from 8.04% to 8.02% for Class C and there was no effect on Class Y and no effect on net investment income per share. For Limited Term U.S. Government Fund, the effect of this change was to decrease net investment income per share by $.04 for Class A, Class B, Class C and Class Y and to decrease the ratio of net investment income to average net assets from 4.88% to 4.52% for Class A, 4.22% to 3.85% for Class B, 4.25% to 3.89% for
      Class C and 5.34% to 4.98% for Class Y. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(d)   For the six months ended June 30, 2002 (Unaudited).

(e) Per share net investment income has been calculated using the average shares outstanding during the period.

(f)   For the period December 1, 1999 (inception) through December 31, 1999.

(g)   Amount is less than $500.

                See accompanying notes to financial statements.


                                                                         38 & 39

                                                     Income (loss) from investment operations:            Less distributions:
                                                     -----------------------------------------     -------------------------------
                                    Net asset
                                      value,                       Net realized                      Dividends       Distributions
                                    beginning           Net       and unrealized    Total from         from            from net
                                        of           investment   gain (loss) on    investment     net investment      realized
                                    the period         income      investments      operations        income        capital gains
                                    ----------         ------      -----------      ----------        ------        -------------
GOVERNMENT SECURITIES FUND

Class A

06/30/2002(d)                       $  11.18        $   0.23(e)   $   0.25          $   0.48         $  (0.26)        $     --
12/31/2001(c)                          11.18            0.50          0.05              0.55            (0.55)              --
12/31/2000                             10.47            0.62          0.69              1.31            (0.60)              --
12/31/1999                             11.90            0.67         (1.42)            (0.75)           (0.68)              --
12/31/1998                             11.56            0.68          0.33              1.01            (0.67)              --
12/31/1997                             11.08            0.62          0.48              1.10            (0.62)              --

Class B

06/30/2002(d)                          11.17            0.19(e)       0.26              0.45            (0.22)              --
12/31/2001(c)                          11.18            0.42          0.03              0.45            (0.46)              --
12/31/2000                             10.47            0.54          0.69              1.23            (0.52)              --
12/31/1999                             11.90            0.59         (1.42)            (0.83)           (0.60)              --
12/31/1998                             11.56            0.58          0.34              0.92            (0.58)              --
12/31/1997                             11.08            0.54          0.48              1.02            (0.54)              --

Class Y

06/30/2002(d)                          11.17            0.25(e)       0.25              0.50            (0.28)              --
12/31/2001(c)                          11.17            0.55          0.04              0.59            (0.59)              --
12/31/2000                             10.44            0.65          0.71              1.36            (0.63)              --
12/31/1999                             11.88            0.70         (1.43)            (0.73)           (0.71)              --
12/31/1998                             11.54            0.72          0.32              1.04            (0.70)              --
12/31/1997                             11.07            0.65          0.47              1.12            (0.65)              --


                                                                                            Ratios to average net assets:
                                                                                            -----------------------------
                                                    Net asset                 Net assets,
                                                      value,       Total        end of                    Net investment  Portfolio
                                       Total          end of      return      the period      Expenses      income         turnover
                                   Distributions    the period    (%) (a)        (000)         (%) (b)      (%) (b)        rate (%)
                                   -------------    ----------    -------        -----         -------      -------        --------
GOVERNMENT SECURITIES FUND

Class A

06/30/2002(d)                       $  (0.26)       $  11.40        4.3        $ 68,484         1.40         4.21             17
12/31/2001(c)                          (0.55)          11.18        4.9          70,551         1.39         4.46            317
12/31/2000                             (0.60)          11.18       12.9          70,909         1.41         5.69            622
12/31/1999                             (0.68)          10.47       (6.4)         84,904         1.36         6.00            313
12/31/1998                             (0.67)          11.90        9.0         103,032         1.38         5.80            106
12/31/1997                             (0.62)          11.56       10.3         103,583         1.36         5.63            391

Class B

06/30/2002(d)                          (0.22)          11.40        4.0          12,760         2.15         3.45             17
12/31/2001(c)                          (0.46)          11.17        4.1          13,249         2.14         3.71            317
12/31/2000                             (0.52)          11.18       12.1          10,343         2.16         4.94            622
12/31/1999                             (0.60)          10.47       (7.1)          9,430         2.11         5.25            313
12/31/1998                             (0.58)          11.90        8.2           9,657         2.13         5.05            106
12/31/1997                             (0.54)          11.56        9.5           5,654         2.11         4.88            391

Class Y

06/30/2002(d)                          (0.28)          11.39        4.5           5,860         1.15         4.49             17
12/31/2001(c)                          (0.59)          11.17        5.3           4,821         1.00         4.85            317
12/31/2000                             (0.63)          11.17       13.5           4,593         1.01         6.09            622
12/31/1999                             (0.71)          10.44       (6.3)          2,754         1.11         6.25            313
12/31/1998                             (0.70)          11.88        9.3           3,404         1.13         6.05            106
12/31/1997                             (0.65)          11.54       10.5           6,658         1.11         5.88            391

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.

(b)   Computed on an annualized basis for periods less than one year.

(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Government Securities Fund was to decrease net investment income per share by $.05 for Class A and $.04 for both Class B and Class Y and to decrease the ratio of net investment income to average net assets from 4.85% to 4.46% for Class A, 4.10% to 3.71% for Class B and 5.24% to 4.85% for Class Y. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(d)   For the six months ended June 30, 2002 (unaudited).

(e) Per share net investment income has been calculated using the average shares outstanding during the period.

                See accompanying notes to financial statements.


                                                                         40 & 41

                                    NOTES TO
                              FINANCIAL STATEMENTS

                         NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2002 (unaudited)

1. Organization. CDC Nvest Funds Trust I and CDC Nvest Funds Trust II (the "Trusts" and each a "Trust") are organized as Massachusetts business trusts. Each Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and, collectively, the "Funds"). Information presented in these financial statements pertains to the taxable fixed income funds of the Trusts, the financial statements of the other Funds of the Trusts are presented in separate reports. The following table provides a list of the Funds included in this report.

CDC Nvest Funds Trust I:

CDC Nvest Bond Income Fund (the "Bond Income Fund") CDC Nvest Strategic Income
  Fund (the "Strategic Income Fund")
CDC Nvest Government Securities Fund (the "Government Securities Fund")

CDC Nvest Funds Trust II:

CDC Nvest Short Term Bond Fund (the "Short Term Bond Fund"), formerly CDC Nvest
  Short Term Corporate Income Fund CDC Nvest High Income Fund (the "High Income Fund") CDC Nvest Limited
Term U.S. Government Fund (the "Limited Term U.S. Government Fund")

High Income Fund offers Class A, Class B, and Class C shares. Bond Income Fund, Strategic Income Fund, Short Term Bond Fund and Limited Term U.S. Government Fund each offer Class A, Class B, Class C and Class Y shares. Government Securities Fund offers Class A, Class B and Class Y shares. Class A shares of all Funds except Short Term Bond Fund and Limited Term U.S. Government Fund are sold with a maximum front end sales charge of 4.50%. Class A shares of Short Term Bond and Limited Term U.S. Government Fund are sold with a maximum front end sales charge of 3.00%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or distribution fees. They are intended for institutional investors with a minimum initial investment of $1,000,000.

Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Trustees. The pricing service determines valuations for normal, institutional size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. Equity securities are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Board of Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser and subadviser, under the supervision of the Fund's Trustees.

Certain securities held by Strategic Income Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

For the Six Months Ended June 30, 2002 (unaudited)

c. Foreign Currency Translation. (continued)

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at the end of the fiscal periods, resulting from changes in exchange rates.

d. Options. The Limited Term U.S. Government Fund and Government Securities Fund may use options to hedge against changes in the values of securities each Fund owns or expects to purchase. Writing puts and buying calls tends to increase a Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge a Fund's investments, the potential risk to the Fund is that the change in the value of option contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by the dealers.

e. Interest Rate Futures Contracts. The Limited Term U.S. Government Fund and Government Securities Fund may purchase or sell interest rate futures contracts to hedge against changes in the values of securities each Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.

Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

f. Federal and Foreign Income Taxes. The Trusts treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

g. Dividends and Distributions to Shareholders. Dividends are declared daily to shareholders of record and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as distributions from real estate investment trusts, capital loss carry-forwards, paydowns on mortgage-backed securities and foreign currency transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

h. Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. Each Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the coun-terparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

For the Six Months Ended June 30, 2002 (unaudited)

3. Purchases and Sales of Securities. For the six months ended June 30, 2002, purchases and sales of securities (excluding short-term investments) were as follows:

                                      U.S. Government/Agency         Other Securities
                                      ----------------------         ----------------
Fund                                  Purchases         Sales     Purchases         Sales
----                                  ---------         -----     ---------         -----
Short Term Bond Fund                $ 4,116,391   $ 5,724,618   $ 8,950,394   $ 8,904,284
Bond Income Fund                     55,656,340    34,082,061    55,189,538    60,226,294
High Income Fund                             --            --    51,390,399    59,718,157
Strategic Income Fund                 1,706,621     1,722,666    36,335,055    57,598,335
Limited Term U.S. Government Fund    49,545,899    51,637,606     6,300,662     5,230,447
Government Securities Fund           14,284,475    16,902,487            --            --

4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") is the investment adviser to each of the Funds. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                                                        Percentage of Average Daily Net Assets
                                            ------------------------------------------------------------
                                                First            Next            Next            Over
Fund                                        $100 million    $100 million    $300 million    $500 million
----                                        ------------    ------------    ------------    ------------
Short Term Bond Fund                            0.550%          0.550%          0.510%          0.470%
Bond Income Fund                                0.500%          0.375%          0.375%          0.375%
High Income Fund                                0.700%          0.700%          0.650%          0.650%
Strategic Income Fund                           0.650%          0.650%          0.600%          0.600%
Limited Term U.S. Government Fund               0.570%          0.570%          0.545%          0.520%
Government Securities Fund                      0.550%          0.550%          0.525%          0.500%

For the six months ended June 30, 2002, the management fees and waivers for each Fund were as follows:

                                      Gross         Waiver of         Net              Percentage of Average
                                    Management      Management     Management            Daily Net Assets*
Fund                                   Fee             Fee            Fee              Gross            Net
----                                   ---             ---            ---              -----            ---
Short Term Bond Fund                $169,808        $147,863        $ 21,945           0.550%          0.071%
Bond Income Fund                     668,011              --         668,011           0.413%          0.413%
High Income Fund                     234,329              --         234,329           0.700%          0.700%
Strategic Income Fund                713,332              --         713,332           0.645%          0.645%
Limited Term U.S. Government Fund    374,315              --         374,315           0.570%          0.570%
Government Securities Fund           236,732              --         236,732           0.550%          0.550%

* Annualized

b. Accounting and Administrative Expense. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P., performs certain accounting and administrative services for the Funds and has subcontracted with Investors Bank & Trust Company to serve as sub-administrator. Pursuant to an agreement among the Trusts, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust, CDC Nvest Companies Trust I and CIS each Fund pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

       (1)    Percentage of Eligible Average Daily Net Assets

                 First          Next           Over
              $5 billion     $5 billion     $10 billion
                0.0350%        0.0325%        0.0300%

       or

       (2) Each Trust's pro rata portion, based on eligible assets, of the annual aggregate minimum fee of $2.5 million.

For the six months ended June 30, 2002, fees paid to CIS for accounting and administrative expense were as follows:

                                        Accounting
                                            And           Percentage of Average
Fund                                   Administrative       Daily Net Assets*
----                                   --------------       -----------------
Short Term Bond Fund                       $15,449               0.051%
Bond Income Fund                            80,823               0.050%
High Income Fund                            16,643               0.051%
Strategic Income Fund                       55,205               0.050%
Limited Term U.S. Government Fund           32,819               0.051%
Government Securities Fund                  21,516               0.051%

* Annualized

For the Six Months Ended June 30, 2002 (unaudited)

c. Transfer Agent Fees. CIS is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Each Fund pays CIS service fees for servicing shareholder accounts. Classes A, B and C pay service fees monthly representing the higher amount based on the following calculations:

       (1) Annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of all non-networked accounts in bond funds offered within the CDC Nvest Family of Funds for which there are exchange privileges among the Funds.

                First                 Next                     Over
            $1.2 billion         Next $5 billion         $6.2 billion
                0.142%                0.135%                  0.130%

        Each Class of shares is subject to an annual class minimum of $18,000.

        or

       (2) An allocated portion, based on eligible assets, of an annual aggregate minimum fee of $1.7 million.

In addition, pursuant to other servicing agreements, Class A, B and C shareholders pay service fees to other firms that provide similar services for their own shareholder accounts.

Class Y shareholders pay service fees monthly at an annual rate of 0.10% of their average daily net assets.

CIS and BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses. For the six months ended June 30, 2002, amounts paid to CIS as compensation for its services as transfer agent were as follows:

                                                       Transfer Agent
Fund                                                        Fee
----                                                        ---

Short Term Bond Fund                                     $ 61,370
Bond Income Fund                                          215,367
High Income Fund                                           56,669
Strategic Income Fund                                     171,001
Limited Term U.S. Government Fund                         105,420
Government Securities Fund                                 66,036

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to each Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, each Fund pays CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the Fund's distributor (a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. ), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. Also under the Class A Plan, Limited Term U.S. Government Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.10% of the average daily net assets attributable to the Fund's Class A shares as reimbursement for expenses incurred by CDC IXIS Distributors in connection with the marketing or sale of the Fund's Class A shares.

Under the Class B and Class C Plans, each Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in connection with the marketing or sale of Class B and Class C shares.

For the Six Months Ended June 30, 2002 (unaudited)

For the six months ended June 30, 2002, the Funds paid the following service and distribution fees:

                                                                Service Fee                              Distribution Fee
                                                    ------------------------------------       -------------------------------------
                                                    Class A        Class B       Class C       Class A        Class B        Class C
                                                    -------        -------       -------       -------        -------        -------
Short Term Bond Fund                               $ 69,013       $  6,491       $ 1,329       $    --       $ 19,474       $  3,988
Bond Income Fund                                    207,518        161,128        13,752            --        483,384         41,255
High Income Fund                                     38,271         40,939         4,480            --        122,818         13,439
Strategic Income Fund                               115,483        125,301        35,137            --        375,901        105,410
Limited Term U.S. Government Fund                   131,211         16,675         7,323        52,485         50,024         21,968
Government Securities Fund                           84,851         16,033            --            --         48,100             --

Prior to September 13, 1993 for Short Term Bond Fund and Bond Income Fund and September 24, 1993 for Limited Term U.S. Government Fund and Government Securities Fund, to the extent that reimbursable expenses of CDC IXIS Distributors in prior years exceeded the maximum amount payable under the Plan for that year, such expenses could be carried forward for reimbursement in future years in which the Class A Plan remains in effect. Unreimbursed expenses carried forward were as follows:

Fund
----
Short Term Bond Fund                         $       1,929,283
Bond Income Fund                                     1,919,349
Limited Term U.S. Government Fund                    2,272,723
Government Securities Fund                           1,583,658

Commissions (including contingent deferred sales charges) on Fund shares paid to CDC IXIS Distributors by investors in shares of the Funds during the six months ended June 30, 2002 were as follows:

Fund
----
Short Term Bond Fund                         $        36,838
Bond Income Fund                                      381,466
High Income Fund                                      88,330
Strategic Income Fund                                 196,694
Limited Term U.S. Government Fund                     57,118
Government Securities Fund                            81,113

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to their officers or Trustees who are directors, officers or employees of CDC IXIS Advisers, CDC IXIS Distributors, CDC IXIS Asset Management North America L.P., CIS or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $7,000 while each committee chairman receives a retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Board or Committee meetings per year; Trustees are compensated for each additional committee and board meeting, in excess of four meetings per year, at the rate of $1,750 and $4,500, respectively. These fees are allocated to the various CDC Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other CDC Nvest Funds on the normal payment date. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

For the Six Months Ended June 30, 2002 (unaudited)

5. Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                                                             Short Term Bond Fund
                                                                                             --------------------
                                                                             Six Months Ended
                                                                               June 30, 2002                    Year Ended
                                                                                (unaudited)                 December 31, 2001(a)
                                                                           ---------------------          -----------------------
                                                                           Shares         Amount          Shares           Amount
                                                                           ------         ------          ------           ------
Class A:
  Shares sold ......................................................       652,349     $  4,625,126      1,053,451     $  7,544,528
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ...........................       136,023          960,472        295,720        2,106,444
                                                                        ----------     ------------     ----------     ------------
                                                                           788,372        5,585,598      1,349,171        9,650,972
  Shares repurchased ...............................................    (1,484,163)     (10,564,232)    (1,533,306)     (10,903,583)
                                                                        ----------     ------------     ----------     ------------
  Net increase (decrease) ..........................................      (695,791)    $ (4,978,634)      (184,135)    $ (1,252,611)
                                                                        ----------     ------------     ----------     ------------
Class B:
  Shares sold ......................................................       250,233     $  1,773,632        256,722     $  1,835,868
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ...........................        12,340           86,978         22,658          161,214
                                                                        ----------     ------------     ----------     ------------
                                                                           262,573        1,860,610        279,380        1,997,082
  Shares repurchased ...............................................      (115,248)        (813,312)      (134,863)        (962,104)
                                                                        ----------     ------------     ----------     ------------
  Net increase (decrease) ..........................................       147,325     $  1,047,298        144,517     $  1,034,978
                                                                        ----------     ------------     ----------     ------------
Class C:
  Shares repurchased ...............................................       169,150     $  1,193,786         73,455     $    522,600
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ...........................         1,821           12,810          2,872           20,383
                                                                        ----------     ------------     ----------     ------------
                                                                           170,971        1,206,596         76,327          542,983
  Shares repurchased ...............................................       (17,285)        (121,724)       (55,323)        (395,146)
                                                                        ----------     ------------     ----------     ------------
  Net increase (decrease) ..........................................       153,686     $  1,084,872         21,004     $    147,837
                                                                        ----------     ------------     ----------     ------------
Class Y:
  Shares sold ......................................................        56,611     $    405,048         34,212     $    244,904
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ...........................         1,078            7,284            153            1,096
                                                                        ----------     ------------     ----------     ------------
                                                                            57,689          412,332         34,365          246,000
  Shares repurchased ...............................................       (12,667)         (93,957)        (2,806)         (20,395)
                                                                        ----------     ------------     ----------     ------------
  Net increase (decrease) ..........................................        45,022     $    318,375         31,559     $    225,605
                                                                        ----------     ------------     ----------     ------------
  Increase (decrease) derived from capital shares transactions .....      (349,758)    $ (2,528,089)        12,945     $    155,809
                                                                        ==========     ============     ==========     ============

                                                                                               Bond Income Fund
                                                                                               ----------------
                                                                             Six Months Ended
                                                                               June 30, 2002                    Year Ended
                                                                                (unaudited)                 December 31, 2001(a)
                                                                           ---------------------          -----------------------
                                                                           Shares         Amount          Shares           Amount
                                                                           ------         ------          ------           ------
Class A:
  Shares sold ........................................................     1,799,893    $ 20,426,296      3,447,705    $ 40,347,344
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income .............................       348,184       3,929,131        793,770       9,313,490
                                                                         -----------    ------------     ----------    ------------
                                                                           2,148,077      24,355,427      4,241,475      49,660,834
  Shares repurchased .................................................    (2,741,987)    (31,097,131)    (4,440,794)    (51,917,547)
                                                                         -----------    ------------     ----------    ------------
  Net increase (decrease) ............................................      (593,910)   $ (6,741,704)      (199,319)   $ (2,256,713)
                                                                         -----------    ------------     ----------    ------------
Class B:
  Shares sold ........................................................     2,525,870    $ 28,746,015      3,873,088    $ 45,336,465
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income .............................       174,612       1,970,095        390,437       4,579,223
                                                                         -----------    ------------     ----------    ------------
                                                                           2,700,482      30,716,110      4,263,525      49,915,688
  Shares repurchased .................................................    (1,877,713)    (21,307,233)    (1,978,772)    (23,154,898)
                                                                         -----------    ------------     ----------    ------------
  Net increase (decrease) ............................................       822,769    $  9,408,877      2,284,753    $ 26,760,790
                                                                         -----------    ------------     ----------    ------------
Class C:
  Shares repurchased .................................................        90,072    $  1,025,443        196,137    $  2,299,999
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income .............................        15,091         170,393         38,608         453,189
                                                                         -----------    ------------     ----------    ------------
                                                                             105,163       1,195,836        234,745       2,753,188
  Shares repurchased .................................................      (166,246)     (1,887,168)      (334,314)     (3,927,346)
                                                                         -----------    ------------     ----------    ------------
  Net increase (decrease) ............................................       (61,083)   $   (691,332)       (99,569)   $ (1,174,158)
                                                                         -----------    ------------     ----------    ------------
Class Y:
  Shares sold ........................................................       213,371    $  2,446,462        567,048    $  6,671,918
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income .............................        42,093         476,421         73,368         863,333
                                                                         -----------    ------------     ----------    ------------
                                                                             255,464       2,922,883        640,416       7,535,251
  Shares repurchased .................................................      (187,449)     (2,137,520)      (362,635)     (4,256,817)
                                                                         -----------    ------------     ----------    ------------
  Net increase (decrease) ............................................        68,015    $    785,363        277,781    $  3,278,434
                                                                         -----------    ------------     ----------    ------------
  Increase (decrease) derived from capital shares transactions .......       235,791    $  2,761,204      2,263,646    $ 26,608,353
                                                                         ===========    ============     ==========    ============

                                                                                              High Income Fund
                                                                                              ----------------
                                                                             Six Months Ended
                                                                               June 30, 2002                    Year Ended
                                                                                (unaudited)                 December 31, 2001(a)
                                                                           ---------------------          -----------------------
                                                                           Shares         Amount          Shares           Amount
                                                                           ------         ------          ------           ------
Class A:
  Shares sold ......................................................       984,608     $ 4,731,972       1,247,804     $  7,562,671
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ...........................       173,033         817,077         523,610        3,018,437
                                                                        ----------     -----------      ----------     ------------
                                                                         1,157,641       5,549,049       1,771,414       10,581,108
  Shares repurchased ...............................................    (1,977,974)     (9,407,704)     (2,557,348)     (14,947,178)
                                                                        ----------     -----------      ----------     ------------
  Net increase (decrease) ..........................................      (820,333)    $(3,858,655)       (785,934)    $ (4,366,070)
                                                                        ----------     -----------      ----------     ------------
Class B:
  Shares sold ......................................................       671,744     $ 3,268,063       1,452,751     $  8,597,030
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ...........................       112,156         530,323         317,495        1,829,605
                                                                        ----------     -----------      ----------     ------------
                                                                           783,900       3,798,386       1,770,246       10,426,635
  Shares repurchased ...............................................    (1,371,553)     (6,521,349)     (2,439,710)     (14,006,958)
                                                                        ----------     -----------      ----------     ------------
  Net increase (decrease) ..........................................      (587,653)    $(2,722,963)       (669,464)    $ (3,580,323)
                                                                        ----------     -----------      ----------     ------------
Class C:
  Shares repurchased ...............................................        56,410     $   266,122         360,599     $  2,104,845
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ...........................        14,404          67,986          43,294          252,141
                                                                        ----------     -----------      ----------     ------------
                                                                            70,814         334,108         403,893        2,356,986
  Shares repurchased ...............................................      (190,054)       (917,228)       (427,671)      (2,548,968)
                                                                        ----------     -----------      ----------     ------------
  Net increase (decrease) ..........................................      (119,240)    $  (583,120)        (23,778)    $   (191,982)
                                                                        ----------     -----------      ----------     ------------
Class Y:
  Shares sold ......................................................            --     $        --                              $--
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ...........................            --              --              --               --
                                                                        ----------     -----------     -----------     ------------
  Shares repurchased ...............................................            --              --              --               --
                                                                        ----------     -----------      ----------     ------------
  Net increase (decrease) ..........................................            --     $        --                              $--
                                                                        ----------     -----------      ----------     ------------
  Increase (decrease) derived from capital shares transactions .....    (1,527,226)    $(7,164,738)     (1,479,176)    $ (8,138,375)
                                                                        ==========     ===========      ==========     ============

(a) For the period October 1, 2001 (commencement of operations) through December 31, 2001 for Class Y shares.


                                                                         48 & 49

For the Six Months Ended June 30, 2002 (unaudited)

5. Capital Shares. (continued)

                                                                                             Strategic Income Fund
                                                                                             ---------------------
                                                                              Six Months Ended
                                                                                June 30, 2002                   Year Ended
                                                                                (unaudited)                  December 31, 2001
                                                                             -------------------           ----------------------
                                                                             Shares       Amount           Shares          Amount
                                                                             ------       ------           ------          ------
Class A:
  Shares sold .........................................................      527,976    $  5,334,435        942,976    $  9,851,828
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ..............................      243,865       2,464,306        710,648       7,330,700
                                                                          ----------    ------------     ----------    ------------
                                                                             771,841       7,798,741      1,653,624      17,182,528
  Shares repurchased ..................................................   (1,352,043)    (13,646,128)    (2,958,307)    (30,455,609)
                                                                          ----------    ------------     ----------    ------------
  Net increase (decrease) .............................................     (580,202)   $ (5,847,387)    (1,304,683)   $(13,273,081)
                                                                          ----------    ------------     ----------    ------------
Class B:
  Shares sold .........................................................      374,345    $  3,794,494      1,049,379    $ 10,945,846
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ..............................      206,275       2,083,251        592,151       6,108,437
                                                                          ----------    ------------     ----------    ------------
                                                                             580,620       5,877,745      1,641,530      17,054,283
  Shares repurchased ..................................................   (1,178,732)    (11,913,144)    (2,433,883)    (24,987,009)
                                                                          ----------    ------------     ----------    ------------
  Net increase (decrease) .............................................     (598,112)   $ (6,035,399)      (792,353)   $ (7,932,726)
                                                                          ----------    ------------     ----------    ------------
Class C:
  Shares sold .........................................................      179,878    $  1,816,648        336,952    $  3,647,683
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ..............................       57,923         584,636        190,747       1,874,620
                                                                          ----------    ------------     ----------    ------------
                                                                             237,801       2,401,284        527,699       5,522,303
  Shares repurchased ..................................................     (385,378)     (3,870,736)    (1,047,238)    (10,766,581)
                                                                          ----------    ------------     ----------    ------------
  Net increase (decrease) .............................................     (147,577)   $ (1,469,452)      (519,539)   $ (5,244,278)
                                                                          ----------    ------------     ----------    ------------
Class Y:
  Shares sold .........................................................       16,079    $    162,445         37,158    $    382,879
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ..............................        1,860          18,813          3,567          36,701
                                                                          ----------    ------------     ----------    ------------
                                                                              17,939         181,258         40,725         419,580
  Shares repurchased ..................................................       (6,234)        (62,764)       (26,758)       (273,469)
                                                                          ----------    ------------     ----------    ------------
  Net increase (decrease) .............................................       11,705    $    118,494         13,967    $    146,111
                                                                          ----------    ------------     ----------    ------------
  Increase (decrease) derived from capital shares transactions ........   (1,314,186)   $(13,233,744)    (2,602,608)   $(26,303,974)
                                                                          ==========    ============     ==========    ============

                                                                              Limited Term U.S. Government Fund
                                                                              ---------------------------------
                                                                       Six Months Ended
                                                                        June 30, 2002                   Year Ended
                                                                         (unaudited)                  December 31, 2001
                                                                    ----------------------         ----------------------
                                                                    Shares          Amount         Shares          Amount
                                                                    ------          ------         ------          ------
Class A:
  Shares sold ................................................     1,121,186    $ 12,754,244      2,445,579    $ 27,653,033
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income .....................       174,653       1,990,916        396,187       4,499,196
                                                                  ----------    ------------     ----------    ------------
                                                                   1,295,839      14,745,160      2,841,766      32,152,229
  Shares repurchased .........................................    (1,738,625)    (19,764,934)    (3,883,682)    (43,935,146)
                                                                  ----------    ------------     ----------    ------------
  Net increase (decrease) ....................................      (442,786)   $ (5,019,774)    (1,041,916)   $(11,782,917)
                                                                  ----------    ------------     ----------    ------------
Class B:
  Shares sold ................................................       141,409    $  1,613,528        399,797    $  4,554,320
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income .....................        19,737         224,620         39,402         446,829
                                                                  ----------    ------------     ----------    ------------
                                                                     161,146       1,838,148        439,199       5,001,149
  Shares repurchased .........................................      (359,300)     (4,082,451)      (244,043)     (2,767,660)
                                                                  ----------    ------------     ----------    ------------
  Net increase (decrease) ....................................      (198,154)   $ (2,244,303)       195,156    $  2,233,489
                                                                  ----------    ------------     ----------    ------------

Class C:
  Shares sold ................................................        88,839    $  1,010,968        256,551    $  2,890,430
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income .....................         8,220          93,630         20,583         233,332
                                                                  ----------    ------------     ----------    ------------
                                                                      97,059       1,104,598        277,134       3,123,762
  Shares repurchased .........................................       (83,287)       (944,492)      (355,306)     (4,028,016)
                                                                  ----------    ------------     ----------    ------------
  Net increase (decrease) ....................................        13,772    $    160,106        (78,172)   $   (904,254)
                                                                  ----------    ------------     ----------    ------------

Class Y:
  Shares sold ................................................       832,591    $  9,479,620         74,432    $    855,152
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income .....................        16,503         188,901         15,149         173,303
                                                                  ----------    ------------     ----------    ------------
                                                                     849,094       9,668,521         89,581       1,028,455
  Shares repurchased .........................................      (442,192)     (5,057,322)       (78,549)       (893,943)
                                                                  ----------    ------------     ----------    ------------
  Net increase (decrease) ....................................       406,902    $  4,611,199         11,032    $    134,512
                                                                  ----------    ------------     ----------    ------------
  Increase (decrease) derived from capital shares transactions      (220,266)   $ (2,492,772)      (913,900)   $(10,319,170)
                                                                  ==========    ============     ==========    ============

                                                                                Government Securities Fund
                                                                                --------------------------
                                                                       Six Months Ended
                                                                        June 30, 2002                   Year Ended
                                                                         (unaudited)                  December 31, 2001
                                                                    ----------------------         ----------------------
                                                                    Shares          Amount         Shares          Amount
                                                                    ------          ------         ------          ------
Class A:
  Shares sold ................................................      344,355    $ 3,876,623      1,567,340    $ 17,673,623
    Dividends from net investment income .....................      122,617      1,379,791        270,123       3,048,950
                                                                   --------    -----------     ----------    ------------
                                                                    466,972      5,256,414      1,837,463      20,722,573
  Shares repurchased .........................................     (772,723)    (8,643,104)    (1,866,222)    (20,982,105)
                                                                   --------    -----------     ----------    ------------
  Net increase (decrease) ....................................     (305,751)   $(3,386,690)       (28,759)   $   (259,532)
                                                                   --------    -----------     ----------    ------------
Class B:
  Shares sold ................................................      136,162    $ 1,538,442        505,361    $  5,709,885
    Dividends from net investment income .....................       17,481        196,732         33,898         382,953
                                                                   --------    -----------     ----------    ------------
                                                                    153,643      1,735,174        539,259       6,092,838
  Shares repurchased .........................................     (220,211)    (2,470,915)      (278,665)     (3,146,944)
                                                                   --------    -----------     ----------    ------------
  Net increase (decrease) ....................................      (66,568)   $  (735,741)       260,594    $  2,945,894
                                                                   --------    -----------     ----------    ------------
Class C:
  Shares sold ................................................           --    $        --                            $--
    Dividends from net investment income .....................           --             --             --              --
                                                                   --------    -----------     ----------    ------------
                                                                         --             --             --              --
  Shares repurchased .........................................           --             --             --              --
                                                                   --------    -----------     ----------    ------------
  Net increase (decrease) ....................................           --    $        --                            $--
                                                                   --------    -----------     ----------    ------------
Class Y:
  Shares sold ................................................      126,629    $ 1,411,199         63,952    $    728,747

    Dividends from net investment income .....................       12,090        135,947         21,989         245,868
                                                                   --------    -----------     ----------    ------------
                                                                    138,719      1,547,146         85,941         974,615
  Shares repurchased .........................................      (56,012)      (629,994)       (65,429)       (740,483)
                                                                   --------    -----------     ----------    ------------
  Net increase (decrease) ....................................       82,707    $   917,152         20,512    $    234,132
                                                                   --------    -----------     ----------    ------------
  Increase (decrease) derived from capital shares transactions     (289,612)   $(3,205,279)       252,347    $  2,920,494
                                                                   ========    ===========     ==========    ============


                                                                         50 & 51

For the Six Months Ended June 30, 2002 (unaudited)

6. Line of Credit. High Income Fund and Strategic Income Fund, along with certain other portfolios that comprise the CDC Nvest Funds Trusts, participate in a $50,000,000 committed line of credit provided by Investors Bank & Trust Company. under a credit agreement (the "Agreement") dated April 30, 2002. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected by the lender from time to time. In addition, the Funds are charged a facility fee equal to 0.10% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the six months ended June 30, 2002.

7. Security Lending. The Funds have each entered into an agreement with Investors Bank & Trust Company, as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Funds receive fees for lending their securities. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at June 30, 2002, were as follows:

                                        Market Value of      Value of Collateral
Fund                                  Securities on Loan          Received
----                                  ------------------          --------

Short Term Bond Fund                      $ 3,485,630           $ 3,579,500
Bond Income Fund                           35,348,501            36,039,258
High Income Fund                            8,238,120             8,455,200
Strategic Income Fund                       9,190,199             9,549,590
Limited Term U.S. Government Fund          13,535,998            13,789,063
Government Securities Fund                 20,424,413            21,089,270

8. Contingent Expense Obligation. CDC IXIS Advisers has given a binding undertaking to Short Term Bond Fund to defer its management fee and, if necessary, bear certain expenses associated with the Fund to limit its operating expenses. This limitation is in effect until April 30, 2003 and will be reevaluated on an annual basis.

If in the fiscal year following the year in which the Fund received a deferral or reimbursement, the actual operating expenses of the Fund are less than the expense limit for the Fund, the Fund is obligated to pay an amount of additional expense that is lower of the difference between the actual expenses of the Fund and the expense limit or the amount of fees previously waived or reimbursed.

At June 30, 2002, the expense limits as a percentage of average daily net assets and amount subject to possible reimbursement under the expense limitation agreement were as follows:

                                         Expense Limit as a Percentage
                                          of Average Daily Net Assets                  Expenses Subject
                                -------------------------------------------------         to Possible
Fund                            Class A        Class B        Class C     Class Y        Reimbursement
----                            -------        -------        -------     -------        -------------
Short Term Bond Fund            0.90%          1.65%          1.65%       0.65%             $451,680

                          SUPPLEMENT TO THE PROSPECTUS

                        CDC NVEST TAX-FREE INCOME FUNDS
                             CDC NVEST INCOME FUNDS

      Supplement dated August 27, 2002 to CDC Nvest Tax Free Income Funds Classes A and B and CDC Nvest Income Funds Classes A, B, C and Y Prospectuses,
                             each dated May 1, 2002

Effective October 4, 2002, the following sentence is added to the "Dividends and Distributions" section of each Prospectus:

Net investment income accruing on Saturdays, Sundays and other days on which the Exchange is closed is declared as a dividend on the immediately following business day.

                                              Glossary for Mutual Fund Investors
--------------------------------------------------------------------------------

Total Return - The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

Income Distributions - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

Capital Gains Distributions - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

Market Capitalization - The value of a company's issued and outstanding common stock, as priced by the market: Number of outstanding shares x current market price of a share = market capitalization.

Price/Earnings Ratio - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different stocks.

Growth Investing - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Value Investing - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks tend to have a lower price/earnings ratio than that of growth stocks.

Standard & Poor's 500(R) (S&P 500) - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange. It is not possible to invest directly in an index.

30-day SEC yield - a standard yield calculation developed by the Securities and Exchange Commission (SEC) based on the most recent 30-day period covered by the fund's SEC filings. It reflects the dividend and interest earned during the period minus fund expenses.

                                 CDC NVEST FUNDS

                         CDC Nvest AEW Real Estate Fund
                             CDC Nvest Balanced Fund
                           CDC Nvest Bond Income Fund
                          CDC Nvest Capital Growth Fund
             CDC Nvest Cash Management Trust-- Money Market Series*
                      CDC Nvest Government Securities Fund
                        CDC Nvest Growth and Income Fund
                           CDC Nvest High Income Fund
                       CDC Nvest International Equity Fund
                  CDC Nvest Jurika & Voyles Relative Value Fund
                 CDC Nvest Jurika & Voyles Small Cap Growth Fund
                         CDC Nvest Large Cap Growth Fund
                         CDC Nvest Large Cap Value Fund
                   CDC Nvest Limited Term U.S. Government Fund
                  CDC Nvest Massachusetts Tax Free Income Fund
                          CDC Nvest Mid Cap Growth Fund
                         CDC Nvest Municipal Income Fund
                              CDC Nvest Select Fund
                         CDC Nvest Short Term Bond Fund
                          CDC Nvest Star Advisers Fund
                           CDC Nvest Star Growth Fund
                          CDC Nvest Star Small Cap Fund
                            CDC Nvest Star Value Fund
                          CDC Nvest Star Worldwide Fund
                         CDC Nvest Strategic Income Fund
                         CDC Nvest Targeted Equity Fund
                    CDC Nvest Tax Exempt Money Market Trust*

* Investments in money market funds are not insured or guaranteed by the FDIC or any government agency.

                              INVESTMENT MANAGERS

                           AEW Management and Advisors
                            Capital Growth Management
                           Hansberger Global Investors
                         Harris Associates/Oakmark Funds
                                 Jurika & Voyles
                            Loomis, Sayles & Company
                                Mercury Advisors
                                 Miller Anderson
                           Montgomery Asset Management
                          Reich & Tang Asset Management
                            RS Investment Management
                    Vaughan, Nelson, Scarborough & McCullough
                            Westpeak Global Advisors

        For current fund performance, ask your financial representative, access the CDC Nvest Funds website at www.cdcnvestfunds.com, or call
     CDC Nvest Funds at 800-225-5478 for the current edition of Fund Facts.

     This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about sales charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

          CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of CDC Nvest Funds are members of the National
         Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the
        availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their website at
                                 www.NASDR.com.

                                                                ----------------
                                                                PRESORT STANDARD
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                  BROCKTON, MA
                                                                 PERMIT NO. 770
                                                                ----------------

[LOGO] CDC NVEST FUNDS(SM)
CDC IXIS Asset Management Distributors

---------------------
    P.O. Box 8551

Boston, Massachusetts

     02266-8551
---------------------
www.cdcnvestfunds.com                   To the household of:

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                                                                       IF58-0602